Confidential Treatment Requested.
Confidential portions of this document have been redacted
and have been separately filed with the Commission.
CONTACT CENTER SERVICES
STATEMENT OF WORK
(*** TELESALES)
This Statement of Work, dated September 29, 2006 is made between Expedia, Inc., a Washington corporation (“Expedia”) and PeopleSupport (Philippines), Inc., a Philippines corporation (“PeopleSupport”) pursuant to the Contact Center Services Agreement between PeopleSupport and Expedia, dated September 29, 2006 (the “Agreement”). Except as expressly set forth herein, this Statement of Work is subject to the terms and conditions of and incorporated into the Agreement. All capitalized terms, where not defined herein, will have the meanings set forth elsewhere in the Agreement.

1.	Services
PeopleSupport will provide the following Services to Expedia subject to the requirements set forth in the Agreement and this Statement of Work:

1.1	*** Telesales.

	1.1.1	Service Description
		·	Provide accurate information to customers regarding travel options and availabilities, with the ultimate goal of selling travel to create a superior experience for the customer.

	1.1.2	Service Location
		·	***
		·	***

	1.1.3	Agent Responsibilities — *** Telesales
		·	*** calls for associated travel partners from customers interested in purchasing/researching travel by following standard scripts and procedures.
		·	Greet and converse with customers in a courteous, friendly and professional manner.
		·	Effectively turn customer inquiries into sales.
		·	Utilize appropriate selling techniques to meet revenue and close rate goals.
		·	Research travel rates, destinations, options and packages for customers.
		·	Read legal scripts verbatim while maintaining sales and quality standards.
		·	Accurately answer general travel and site related questions.
		·	Provide information, suggestions and options in a manner that is accurate, effectively meets the needs of our customers, and entices them to purchase.
		·	Accurately track and report call types and service issues.
		·	Promote and sell the company’s products or services.
		·	Solicit sale of new or additional services.
		·	Process calls to achieve or exceed the established daily metric, while maintaining an average talk time consistent with current business needs.
		·	Meet or exceed quality standards.

	1.1.4	Basic Training

*** Telesales / Customer Service Basic Training (as defined in Exhibit C) will be ***

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1.1.5	Advanced and Specialized Training
*** Telesales / Customer Service Advanced and Specialized Training (as defined in Exhibit C) will be ***.
1.2      Hours of Operation. All PeopleSupport’s Service Locations will be open and operational 24 hours per day, 7 days per week, 365 days per year (the “Hours of Operation”).
2.      Pricing and Payment Terms
     2.1      Definition of Productive Hour. For the purposes of this Statement of Work a “Productive Hour” means *** spent by an agent *** with Expedia customers, including ***. For avoidance of doubt, *** time or *** time, *** and *** are not considered part of a Productive Hour.
     2.2      Gainsharing. PeopleSupport will use good-faith efforts to work with Expedia to increase the cost-efficiency of the Services provided. Any savings achieved through implementation of coordinated performance improvements or concepts introduced by PeopleSupport and developed jointly by Expedia and PeopleSupport will be shared (i.e., known as “gainsharing”) between Expedia and PeopleSupport and reflected in revised pricing.
     2.3      Miscellaneous Charges. Unless otherwise approved in writing, PeopleSupport will not charge Expedia for miscellaneous charges including, but not limited to, postage, courier services, and photocopying.
     2.4      Payment Terms. Payment terms for this Statement of Work will be in accordance with Section 7.2 of the Agreement.
     2.5      Pricing. The total monthly contact volume is based on the aggregate contact volume on all Productive Hours from this Statement of Work with Expedia.

Total Monthly Call
Volume		Price per Productive Hour
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***		***

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     2.6      ***. For services related to ***, PeopleSupport will *** to the *** for the ***.
3.      Quality and Performance Standards
     3.1      Performance Standards. For purposes of this Statement of Work, the minimum “Performance Standards” will mean the requirements set forth below. In connection with any month in which PeopleSupport does not meet the minimum Performance Standards such failure to meet any of the minimum Performance Standards will be a material breach of this Statement of Work, and Expedia shall be entitled to any rights or remedies arising therefrom.
          3.1.1     *** Calls — Telesales and Customer Service.

Metric	Definition	Minimum Requirement
Real-Time Adherence	[(Sign in Time / Scheduled Time)* 100] as measured in *** increments as specified by the Firm Forecast	***
Average Handling Time (AHT)	Average call time, comprising hold time, talk time, and wrap-up time.	*** minutes and *** seconds (maximum average duration)
Contact Quality	Average score or rating of sampled calls based upon evaluation criteria scored by the Expedia QA team.	***
Customer Satisfaction (CSAT)	Average score or rating of sampled calls based upon customer service index on the CSAT survey.	***
Sales Close Rate	Percent of Telesales calls resulting in a sale.	*** for ***; *** for *** only

For all items in the table above indicated as To Be Determined (“TBD”) the Parties will establish Performance Standards based on a combination of historical data and strategic objectives. In the event that Expedia’s strategic objectives are materially higher than historical performance and are reasonably achievable, PeopleSupport will establish an action plan to achieve the new standards. During such time but not exceeding *** , PeopleSupport will be relieved of meeting the new Performance Standards; provided however, that if the proposed action plan to achieve the new standards calls for additional resources and Expedia does not timely approve the additional resources, then the period during which PeopleSupport is relieved of meeting the new Performance Standards will be extended to compensate for any delays caused by such untimely approval.
          3.1.2      Contact Center Operations

Metric	Definition	Minimum Requirement
Contact Center Availability	Percent daily availability of contact center systems required for agents to perform the	≥ ***

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Metric	Definition	Minimum Requirement
Services (e.g., network, telephony equipment, software, etc.) The Contact Center Availability Performance Standard shall only apply to systems, applications and connectivity directly controlled by PeopleSupport and shall not include those systems, applications and connectivity controlled by Expedia.

     3.2      Performance Standard Modifications and Change Management. Expedia will provide to PeopleSupport any modifications or changes to the Performance Standards on a periodic basis, and will provide PeopleSupport with *** notice prior to the modification or change. In the event PeopleSupport does not think that such modified Performance Standards are reasonable, PeopleSupport will notify Expedia in writing within *** days of its dispute after such Performance Standards have been received by PeopleSupport. At the end of the month, Expedia and PeopleSupport will review PeopleSupport’s written request.
     3.3      Service Performance Measurement Goals during Ramp Up Period. PeopleSupport will use reasonable efforts to meet or exceed the monthly Performance Standards. For the *** following the effective date of this Statement of Work and during the *** days immediately following any forecast from Expedia that outlines service output obligations to be performed by PeopleSupport that exceed the prior month’s forecast by at least *** (in each case, referred to as a “Ramp Up Period”) PeopleSupport will use its reasonable efforts to meet the minimum Performance Standards including during a Ramp Up Period. However, beginning on the *** full month following a Ramp Up Period and for the rest of the term of this Statement of Work, PeopleSupport must meet all minimum Performance Standards. Except for during a Ramp Up Period, PeopleSupport’s failure to meet any of the Performance Standards will be a material breach of this Statement of Work, and Expedia shall be entitled to any rights or remedies arising therefrom. Notwithstanding the foregoing, if Expedia has not elected to exercise its termination right with respect to a material breach of the Performance Standards within *** days following Expedia’s receipt of PeopleSupport’s monthly report (as defined in Exhibit E) documenting such material breach, Expedia’s right to exercise its termination right with respect to that material breach will be deemed to have been waived by Expedia.
     4.      Forecasting and Scheduling.
     4.1      Firm Forecasts, Preliminary Projections and Advisory Estimates. Expedia will be responsible for establishing and issuing contact volume forecasts through its Forecasting and Scheduling Team in accordance with the procedure set forth below. On or before the *** day of each calendar month, Expedia will provide PeopleSupport with the following forecasts:
(a)	Firm forecast of the number of Productive Hours PeopleSupport is required to staff for the month *** days after (the “Firm Forecast’);

(b)	A non-binding advisory estimate of anticipated number of Productive Hours Expedia believes it will require from PeopleSupport for at least the *** following the Firm Forecast (the “Preliminary Projection”).
     4.1.1      Example. By way of example, the forecast issued by Expedia on January *** will provide a Firm Forecast for ***, and a Preliminary Projection for at least ***.

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     4.2      Assumptions Underlying Forecasts. In addition to the forecast information for the Firm Forecast, and the Preliminary Projection, Expedia will furnish PeopleSupport with a *** such forecasts that it *** to provide in the report (e.g., assumed AHT, etc.) (“Supporting Assumptions”).
     4.3      Review of Preliminary Projections. If PeopleSupport disagrees with the Preliminary Projection or the Supporting Assumptions for a particular month, PeopleSupport will give Expedia written notice within *** days after receipt of such Preliminary Projection. Thereafter, the parties will confer in good faith to resolve any disagreement prior to the issuance of the Firm Forecast for such month; provided, that Expedia will ultimately determine the number of Productive Hours required of PeopleSupport in that month when it issues the applicable Firm Forecast at its discretion; provided further that if Expedia reduces the Firm Forecast for a given month as compared to the previous month, then (a) the magnitude of such reduction in the first month of any reduction shall not exceed *** of the Productive Hours from the previous month, and, (b) if the reduction continues in the following month(s), the magnitude of reduction in each of such subsequent month(s) shall not exceed an additional *** of the total Productive Hours billed in the month before such reductions began.
     4.3.1 Example. By way of example, if the actual Productive Hours for January are *** , then the Firm Forecast for February must be at least *** Productive Hours. Assuming the firm Forecast for February was *** Productive Hours and the reduction continues into March, then the Firm Forecast for March must be at least *** Productive Hours, etc.
     4.4      Volume Fluctuations. For purposes of determining forecast accuracy, the Firm Forecast will provide the total number of Productive Hours required at the specified Service Location in the specified month broken down by a Productive Hour on a *** basis. However, daily fluctuations are a normal course of business and PeopleSupport will use good faith efforts to manage these fluctuations effectively.
     4.5      Staffing. PeopleSupport is responsible, regardless of day of week (Monday-Sunday), time of day, local government holidays and work force laws, to maintain appropriate staffing, operations and management to run at required capacity and quality to meet the Firm Forecast and the minimum Performance Standards.
     4.6      Firm Forecast Exceeds Preliminary Projection. If the Firm Forecast Expedia provided to PeopleSupport for a given month is higher than the Preliminary Projection for such month by more than *** , then Expedia will pay *** per Productive Hour for each additional Productive Hour (i.e., beyond the *** variance) equal to the regular Productive Hour rate *** (the “***”); provided that PeopleSupport meets all applicable minimum Performance Standards during such month. Unless otherwise agreed to by the Parties, if PeopleSupport is *** during such month, Expedia will pay for such additional hours (subject to any applicable Performance Credits) *** will be paid for such hours.
     4.6.1 Example. By way of example, unless otherwise agreed to by the Parties, Expedia’s Preliminary Projection was *** Productive Hours in a month and its Firm Forecast for that month was *** Productive Hours, Expedia would pay PeopleSupport *** on any Productive Hours worked that month over *** if PeopleSupport is able to *** during that month.
     4.7      Interim Adjustment for Failure to Meet Performance Standards. If, during a given month, PeopleSupport is not in compliance with its required *** to date for that month, Expedia may, at its discretion, give written notice to PeopleSupport that it will reduce PeopleSupport’s Productive Hours for the remainder of the month and re-assign such hours to one of Expedia’s other contact center channels (an “Interim Adjustment”). Such Interim Adjustment will result in a reduction in the Firm Forecast for such month to account for the Productive Hours re-assigned to other contact center channels. In addition to any Performance Credits that may be due for such month in which an Interim Adjustment takes place, Expedia will be

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entitled to a *** of the otherwise applicable per-hour rate for any Productive Hours required by Expedia in the original Firm Forecast which were subsequently re-assigned as per the Interim Adjustment due to PeopleSupport’s failure to meet required minimum Performance Standards.
     4.7.1 Example. By way of example, assume Expedia issues a Firm Forecast for *** Productive Hours and mid-way through the month PeopleSupport is not meeting its required *** . If Expedia gives written notice to PeopleSupport of an Interim Adjustment that will re-assign *** hours for the remainder of the month, then (a) the Firm Forecast for such month will be reduced to *** Productive Hours, and (b) in addition to any Performance Credits that may apply, Expedia will be entitled to a *** of the hourly rate ordinarily applicable to the *** .
     4.8      Actual Hours Exceed Firm Forecast. It is the responsibility of PeopleSupport to continuously monitor the hours worked by its PeopleSupport Personnel in a given month vs. the Firm Forecast provided by Expedia. If PeopleSupport believes that it will exceed the Firm Forecast in a particular month, it will notify Expedia and obtain the prior written approval of Expedia prior to exceeding the Firm Forecast. Unless otherwise approved in writing by Expedia, no Productive Hours in excess of the Firm Forecast will be payable by Expedia to PeopleSupport.
     4.9      Under-Staffing. If (a) the number of Productive Hours worked by PeopleSupport Personnel in a given month is less than *** of the Productive Hours required by Expedia in a particular month pursuant to the applicable Firm Forecast, and (b) PeopleSupport *** during such month or otherwise is not in compliance with the terms of this Statement of Work, then Expedia will pay PeopleSupport for Productive Hours worked in that month, but, in addition to any *** owed by PeopleSupport for *** , Expedia will be entitled to a *** of the otherwise applicable per-hour rate for any Productive Hours required by Expedia in the Firm Forecast and *** .
     4.9.1 Example. By way of example, if Expedia’s Firm Forecast for a month is *** Productive Hours, PeopleSupport only *** Productive Hours (i.e., *** of the requested hours) and PeopleSupport does *** during that month, Expedia will pay PeopleSupport for Productive Hours worked in that month, but will be entitled to a *** of the hourly rate ordinarily applicable to the *** .
     4.10      Mitigation. If, after the issuance of a Firm Forecast for a given month, Expedia notifies PeopleSupport in writing that it will not meet the Firm Forecast, PeopleSupport will use commercially reasonable efforts to mitigate any negative economic impact of the reduction by, among other things, utilizing the excess resources elsewhere or offering reduced hours to staffed employees so as to minimize any potential loss to PeopleSupport. These expectations include, but are not limited to:
(a)	Leverage combined volumes from other Services provided by PeopleSupport to Expedia to smooth impacts of volume variances wherever possible;

(b)	Utilization of shared resources with other clients requiring a similar skill level of employee (but which are not Expedia Competitors);

(c)	Offer reduced hours or early leave when volume does not materialize; and

(d)	Mitigation of excess resources on hand by utilizing a skilled workforce management forecaster and scheduler.

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     4.11      Firm Forecast and Payment. If (a) the number of Productive Hours worked by PeopleSupport Personnel in a given month is less than the Productive Hours required by Expedia in a particular month pursuant to the applicable Firm Forecast, and (b) PeopleSupport has achieved the minimum Performance Standards during such month and is otherwise in compliance with the terms of this Statement of Work, then, in addition to paying for the Productive Hours actually worked by PeopleSupport, Expedia will pay PeopleSupport the *** up to the *** , *** by PeopleSupport pursuant to *** above.
     4.12      Illustration. The flowchart attached as Appendix 1 illustrates the forecasting and scheduling process specified in this Section 4. In the event of any conflict between the illustration and the text of this Section 4, the text of this Section 4 will govern.
5.      Contact Center Implementation
     5.1      Implementation Plan. Within thirty (30) days following the Effective Date (or prior to the commencement of a Ramp Up Period), PeopleSupport will submit a detailed, written implementation schedule to Expedia describing the transition and implementation of each process / service PeopleSupport will perform pursuant to this Statement of Work. PeopleSupport will keep the applicable Expedia Local Manager and the Expedia General Manager appraised with regular status reports on PeopleSupport’s progress in executing the implementation plan.
     5.2      Training Plan. As part of PeopleSupport’s implementation plan, PeopleSupport will provide a detailed training schedule that describes the approach that PeopleSupport will take (and the applicable timeline) to accommodate the training requirements set forth in the Agreement and this Statement of Work.
     5.3      Process Changes. PeopleSupport will incorporate new contact handling procedures issued by Expedia as part of the standard policies and procedures within a timeframe that will be agreed upon by the parties for each occurrence. Process changes will be fully documented by PeopleSupport and reflected in the quality and performance standards whenever a material impact on standards has been identified. In the case of critical new contact handling procedures, as identified by Expedia, PeopleSupport will begin the process of implementing these changes at once and work closely with the General Manager to ensure rapid implementation. PeopleSupport will commence implemention and distribution of Expedia’s communication pieces to agents and PeopleSupport’s management team within *** of delivery by Expedia.
     5.4      Escalation Process. PeopleSupport and Expedia will mutually develop and implement standardized processes for contact escalations which may include rerouting the escalated call to an alternate contact center as designated by Expedia. PeopleSupport will be responsible for responding to all contact escalations as specified in the contact escalation process.
6.      Developed Work.
[INTENTIONALLY OMITTED IN CONNECTION WITH THIS STATEMENT OF WORK]
* * * * *

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IN WITNESS WHEREOF, each of Expedia and PeopleSupport has caused this Statement of Work to be signed and delivered by its duly authorized representative.

EXPEDIA, INC.

By:	/s/ Angela Blackburn

Title:	SVP Business Ops

Date:	September 29, 2006
PEOPLESUPPORT (PHILIPPINES), INC.

By:	/s/ Caroline Rook

Title:	Authorized Signatory

Date:	September 29, 2006

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APPENDIX 1
TO CONTACT CENTER STATEMENT OF WORK
Illustration of Forecasting and Scheduling Process
***

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Confidential Treatment Requested.
Confidential portions of this document have been redacted
and have been separately filed with the Commission.
CONTACT CENTER SERVICES
STATEMENT OF WORK
( *** CUSTOMER SERVICE)
This Statement of Work, dated September 29, 2006 is made between Expedia, Inc., a Washington corporation (“Expedia”) and PeopleSupport (Philippines), Inc., a Philippines corporation (“PeopleSupport”) pursuant to the Contact Center Services Agreement between PeopleSupport and Expedia, dated September 29, 2006 (the “Agreement”). Except as expressly set forth herein, this Statement of Work is subject to the terms and conditions of and incorporated into the Agreement. All capitalized terms, where not defined herein, will have the meanings set forth elsewhere in the Agreement.
1.      Services
PeopleSupport will provide the following Services to Expedia subject to the requirements set forth in the Agreement and this Statement of Work:

1.1	*** Customer Service.

	1.1.1	Service Description
		·	Respond to general inquiries and travel-related questions from customers, as well as assist them with existing itineraries and provide them policy and procedural information.

	1.1.2	Service Location
		·	***
		·	***

	1.1.3	Agent Responsibilities — *** Customer Service
		·	Correctly answer general travel and site related questions in a courteous, friendly and professional manner for *** customers.
		·	Use resources to effectively handle customer service issues in a timely manner.
		·	Effectively resolve customer concerns while balancing the needs of Expedia.
		·	Recognize and work to effectively solve exceptional customer situations, and learn, retain, interpret and apply policy as appropriate.
		·	Resolve escalated customer service issues using the principles of Customer Experience Management (CEM).
		·	Accurately track and report call types and service issues.
		·	Maintain or exceed acceptable quality scores on all calls.
		·	Effectively and respectfully probe and understand the requirements or problems of the customer.
		·	Provide valid solutions to the customer and provide any additional customer service/education as needed.
		·	Maintain, at a minimum, basic knowledge of products, pricing promotions, procedures and other important issues through management communications, meetings, customer focus groups and formal training.
		·	Offer additional services as indicated by Expedia.
		·	Achieve customer care metrics as established by Expedia.

	1.1.4	Basic Training

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*** Customer Service Basic Training (as defined in Exhibit C) will be ***

1.1.5	Advanced and Specialized Training
*** Customer Service Advanced and Specialized Training (as defined in Exhibit C) will be *** .
     1.2      Hours of Operation. All PeopleSupport’s Service Locations will be open and operational 24 hours per day, 7 days per week, 365 days per year (the “Hours of Operation”).
2.      Pricing and Payment Terms
     2.1      Definition of Productive Hour. For the purposes of this Statement of Work a “Productive Hour” means *** minutes spent by an agent *** with Expedia customers, including *** . For avoidance of doubt, *** time or *** time, *** and *** are not considered part of a Productive Hour.
     2.2      Gainsharing. PeopleSupport will use good-faith efforts to work with Expedia to increase the cost-efficiency of the Services provided. Any savings achieved through implementation of coordinated performance improvements or concepts introduced by PeopleSupport and developed jointly by Expedia and PeopleSupport will be shared (i.e., known as “gainsharing”) between Expedia and PeopleSupport and reflected in revised pricing.
     2.3      Miscellaneous Charges. Unless otherwise approved by Expedia in writing, PeopleSupport will not charge Expedia for miscellaneous charges including, but not limited to, postage, courier services, and photocopying.
     2.4      Payment Terms. Payment terms for this Statement of Work will be in accordance with Section 7.2 of the Agreement.
     2.5      Pricing. The total monthly contact volume is based on the aggregate contact volume on all Productive Hours from this Statement of Work with Expedia.

Total Monthly
Call Volume		Price per Productive Hour
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

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***	***	***
***	***	***
***	***	***
***	***	***

     2.6       ***. For services related to ***, PeopleSupport will *** to the *** for the ***.
3.      Quality and Performance Standards
     3.1      Performance Standards. For purposes of this Statement of Work, the minimum “Performance Standards” will mean the requirements set forth below. In connection with any month outside of a Ramp Up Period (defined below) in which PeopleSupport does not meet any of the minimum Performance Standards, such failure to meet the minimum Performance Standards will be a material breach of this Statement of Work, and Expedia shall be entitled to any rights or remedies arising therefrom. Notwithstanding the foregoing, if Expedia has not elected to exercise its termination right with respect to a material breach of the Performance Standards within *** days following Expedia’s receipt of PeopleSupport’s monthly report (as defined in Exhibit E) documenting such material breach, Expedia’s right to exercise its termination right with respect to that material breach will be deemed to have been waived by Expedia.
           3.1.1 *** Calls —Customer Service.

Metric	Definition	Minimum Requirement
Real-Time Adherence (“RTA”)	[(Sign in Time /Scheduled Time)* 100] as measured in *** increments as specified by the Firm Forecast	***
Average Handling Time (“AHT”)	Average call time, comprising hold time, talk time, and wrap-up time.	*** minutes (maximum average duration)
Contact Quality	Average score or rating of sampled calls based upon evaluation criteria scored by the Expedia QA team.	***
Customer Satisfaction	Average score or rating of sampled calls based upon customer service index on the CSAT survey.	***

           3.1.2 Contact Center Operations

Metric	Definition	Minimum Requirement
Contact Center Availability	Percent daily availability of contact center systems required for agents to perform the Services (e.g., network, telephony equipment, software, etc.). The Contact Center Availability Performance Standard shall only apply to systems, applications and connectivity directly	≥ ***

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Metric	Definition	Minimum Requirement
controlled by PeopleSupport and shall not include those systems, applications and connectivity controlled by Expedia.

     3.2      Performance Standard Modifications and Change Management. Expedia will provide to PeopleSupport any modifications or changes to the Performance Standards or Service Performance Measurement Goals (as defined below) on a periodic basis, and will provide PeopleSupport with *** notice prior to the modification or change. In the event PeopleSupport does not think that such modified Performance Standards or Service Performance Measurement Goals are reasonable, PeopleSupport will notify Expedia in writing within *** days of its dispute after such Performance Standards or Service Performance Measurement Goals have been received by PeopleSupport. At the end of the month, Expedia and PeopleSupport will review PeopleSupport’s written request.
     3.3      Service Performance Measurement Goals during Ramp Up Period. PeopleSupport will use reasonable efforts to meet or exceed the monthly Service Performance Measurements Goals set forth below (“SPM Goal(s)”). For the first *** following the effective date of this Statement of Work and during the *** days immediately following any forecast from Expedia that outlines service output obligations to be performed by PeopleSupport that exceed the prior month’s forecast by at least *** (in each case, referred to as a “Ramp Up Period”), PeopleSupport will use its reasonable efforts to meet the minimum Performance Standards and SPM Goals including during a Ramp Up Period. No SPM Goal credits will be due to Expedia for PeopleSupport’s failure to meet the SPM Goals during a Ramp Up Period. However, beginning on the *** full month following the Ramp Up Period and for the rest of the term of this Statement of Work, PeopleSupport must meet all minimum Performance Standards.
     PeopleSupport will be entitled to bonuses as set forth herein in connection with any month in which PeopleSupport exceeds the SPM Goals. Except for during a Ramp Up Period, if PeopleSupport (a) does not meet *** SPM Points in a given *** (or such SPM minimum as may be updated in accordance with Section 3.2 above), or (b) *** to meet any of the Performance Standards in a given *** , such *** will be deemed a *** of this Statement of Work, and Expedia shall be entitled to *** .

Total SPM Points	Bonus/Credit Amount
*** SPM Points	*** to PeopleSupport
*** SPM Points	*** to PeopleSupport
*** SPM Points	***
*** SPM Points	***
*** SPM Points	*** to Expedia

Real Time Adherence
Score %	SPM Points
***	***

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***	***
***	***
***	***
***	***
***	***
***	***

Top Box (as measured
by a Customer
Satisfaction Survey)
Score %	SPM Points
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Issue Resolution
Score %	SPM Points
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Job Knowledge
Score %	SPM Points
***	***
***	***
***	***
***	***
***	***
***	***

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Customer Service
Score %	SPM Points
***	***
***	***
***	***
***	***
***	***
***	***
***	***

ExpeRT Utilization
Score %	SPM Points
***	***
***	***
***	***
***	***
***	***
***	***
***	***

4.      Forecasting and Scheduling.
     4.1      Firm Forecasts, Preliminary Projections and Advisory Estimates. Expedia will be responsible for establishing and issuing contact volume forecasts through its Forecasting and Scheduling Team in accordance with the procedure set forth below. On or before the *** day of each calendar month, Expedia will provide PeopleSupport with the following forecasts:
(a)	Firm forecast of the number of Productive Hours PeopleSupport is required to staff for the month *** days after (the “Firm Forecast’);

(b)	A non-binding advisory estimate of anticipated number of Productive Hours Expedia believes it will require from PeopleSupport for at least the *** following the Firm Forecast (the “Preliminary Projection”).
     4.1.1 Example. By way of example, the forecast issued by Expedia on January *** will provide a Firm Forecast for *** , and a Preliminary Projection for at least *** .
     4.2      Assumptions Underlying Forecasts. In addition to the forecast information for the Firm Forecast, and the Preliminary Projection, Expedia will furnish PeopleSupport with a *** such forecasts that it *** to provide in the report (e.g., assumed AHT, etc.) (“Supporting Assumptions”).

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     4.3      Review of Preliminary Projections. If PeopleSupport disagrees with the Preliminary Projection or the Supporting Assumptions for a particular month, PeopleSupport will give Expedia written notice within *** days after receipt of such Preliminary Projection. Thereafter, the parties will confer in good faith to resolve any disagreement prior to the issuance of the Firm Forecast for such month; provided, that Expedia will ultimately determine the number of Productive Hours required of PeopleSupport in that month when it issues the applicable Firm Forecast at its discretion; provided further that if Expedia reduces the Firm Forecast for a given month as compared to the previous month, then (a) the magnitude of such reduction in the first month of any reduction shall not exceed *** of the Productive Hours from the previous month, and, (b) if the reduction continues in the following month(s), the magnitude of reduction in each of such subsequent month(s) shall not exceed an additional *** of the total Productive Hours billed in the month before such reductions began.
     4.3.1 Example. By way of example, if the actual Productive Hours for January are *** , then the Firm Forecast for February must be at least *** Productive Hours. Assuming the firm Forecast for February was *** Productive Hours and the reduction continues into March, then the Firm Forecast for March must be at least *** Productive Hours, etc.
     4.4      Volume Fluctuations. For purposes of determining forecast accuracy, the Firm Forecast will provide the total number of Productive Hours required at the specified Service Location in the specified month broken down by a Productive Hour on a *** basis. However, daily fluctuations are a normal course of business and PeopleSupport will use good faith efforts to manage these fluctuations effectively.
     4.5      Staffing. PeopleSupport is responsible, regardless of day of week (Monday-Sunday), time of day, local government holidays and work force laws, to maintain appropriate staffing, operations and management to run at required capacity and quality to meet the Firm Forecast and the minimum Performance Standards.
     4.6      Firm Forecast Exceeds Preliminary Projection. If the Firm Forecast Expedia provided to PeopleSupport for a given month is higher than the Preliminary Projection for such month by more than *** , then Expedia will pay *** per Productive Hour for each additional Productive Hour (i.e., beyond the *** variance) equal to the regular Productive Hour rate *** (the “***”); provided that PeopleSupport meets all applicable minimum Performance Standards during such month. Unless otherwise agreed to by the Parties, if PeopleSupport is *** during such month, Expedia will pay for such additional hours (subject to any applicable Performance Credits) *** will be paid for such hours.
     4.6.1 Example. By way of example, unless otherwise agreed to by the Parties, Expedia’s Preliminary Projection was *** Productive Hours in a month and its Firm Forecast for that month was *** Productive Hours, Expedia would pay PeopleSupport *** on any Productive Hours worked that month over *** if PeopleSupport is able to *** during that month.
     4.7      Interim Adjustment for Failure to Meet Performance Standards. If, during a given month, PeopleSupport is not in compliance with its required *** to date for that month, Expedia may, at its discretion, give written notice to PeopleSupport that it will reduce PeopleSupport’s Productive Hours for the remainder of the month and re-assign such hours to one of Expedia’s other contact center channels (an “Interim Adjustment”). Such Interim Adjustment will result in a reduction in the Firm Forecast for such month to account for the Productive Hours re-assigned to other contact center channels. In addition to any Performance Credits that may be due for such month in which an Interim Adjustment takes place, Expedia will be entitled to *** of the otherwise applicable per-hour rate for any Productive Hours required by Expedia in the original Firm Forecast which were subsequently re-assigned as per the Interim Adjustment due to PeopleSupport’s failure to meet required minimum Performance Standards.

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     4.7.1 Example. By way of example, assume Expedia issues a Firm Forecast for *** Productive Hours and mid-way through the month PeopleSupport is not meeting its required *** . If Expedia gives written notice to PeopleSupport of an Interim Adjustment that will re-assign *** hours for the remainder of the month, then (a) the Firm Forecast for such month will be reduced to *** Productive Hours, and (b) in addition to any Performance Credits that may apply, Expedia will be entitled to a *** of the hourly rate ordinarily applicable to the *** .
     4.8      Actual Hours Exceed Firm Forecast. It is the responsibility of PeopleSupport to continuously monitor the hours worked by its PeopleSupport Personnel in a given month vs. the Firm Forecast provided by Expedia. If PeopleSupport believes that it will exceed the Firm Forecast in a particular month, it will notify Expedia and obtain the prior written approval of Expedia prior to exceeding the Firm Forecast. Unless otherwise approved in writing by Expedia, no Productive Hours in excess of the Firm Forecast will be payable by Expedia to PeopleSupport.
     4.9      Under-Staffing. If (a) the number of Productive Hours worked by PeopleSupport Personnel in a given month is less than *** of the Productive Hours required by Expedia in a particular month pursuant to the applicable Firm Forecast, and (b) PeopleSupport *** during such month or otherwise is not in compliance with the terms of this Statement of Work, then Expedia will pay PeopleSupport for Productive Hours worked in that month, but, in addition to any *** owed by PeopleSupport for *** , Expedia will be entitled to a *** of the otherwise applicable per-hour rate for any Productive Hours required by Expedia in the Firm Forecast and ***.
     4.9.1 Example. By way of example, if Expedia’s Firm Forecast for a month is *** Productive Hours, PeopleSupport only *** Productive Hours (i.e., *** of the requested hours) and PeopleSupport does *** during that month, Expedia will pay PeopleSupport for Productive Hours worked in that month but will be entitled to a *** of the hourly rate ordinarily applicable to the *** .
     4.10      Mitigation. If, after the issuance of a Firm Forecast for a given month, Expedia notifies PeopleSupport in writing that it will not meet the Firm Forecast, PeopleSupport will use commercially reasonable efforts to mitigate any negative economic impact of the reduction by, among other things, utilizing the excess resources elsewhere or offering reduced hours to staffed employees so as to minimize any potential loss to PeopleSupport. These expectations include, but are not limited to:
(a)	Leverage combined volumes from other Services provided by PeopleSupport to Expedia to smooth impacts of volume variances wherever possible;

(b)	Utilization of shared resources with other clients requiring a similar skill level of employee (but which are not Expedia Competitors);

(c)	Offer reduced hours or early leave when volume does not materialize; and

(d)	Mitigation of excess resources on hand by utilizing a skilled workforce management forecaster and scheduler.
     4.11      Firm Forecast and Payment. If (a) the number of Productive Hours worked by PeopleSupport Personnel in a given month is less than the Productive Hours required by Expedia in a particular month pursuant to the applicable Firm Forecast, and (b) PeopleSupport has achieved the minimum Performance Standards during such month and is otherwise in compliance with the terms of this Statement of Work, then, in addition to paying for the Productive Hours actually worked by PeopleSupport, Expedia will pay PeopleSupport the ***

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up to the ***, *** by PeopleSupport pursuant to *** above.
     4.12      Illustration. The flowchart attached as Appendix 1 illustrates the forecasting and scheduling process specified in this Section 4. In the event of any conflict between the illustration and the text of this Section 4, the text of this Section 4 will govern.
5.      Contact Center Implementation
     5.1      Implementation Plan. Within thirty (30) days following the Effective Date (or prior to the commencement of a Ramp Up Period), PeopleSupport will submit a detailed, written implementation schedule to Expedia describing the transition and implementation of each process / service PeopleSupport will perform pursuant to this Statement of Work. PeopleSupport will keep the applicable Expedia Local Manager and the Expedia General Manager appraised with regular status reports on PeopleSupport’s progress in executing the implementation plan.
     5.2      Training Plan. As part of PeopleSupport’s implementation plan, PeopleSupport will provide a detailed training schedule that describes the approach that PeopleSupport will take (and the applicable timeline) to accommodate the training requirements set forth in the Agreement and this Statement of Work.
     5.3      Process Changes. PeopleSupport will incorporate new contact handling procedures issued by Expedia as part of the standard policies and procedures within a timeframe that will be agreed upon by the parties for each occurrence. Process changes will be fully documented by PeopleSupport and reflected in the quality and performance standards whenever a material impact on standards has been identified. In the case of critical new contact handling procedures, as identified by Expedia, PeopleSupport will begin the process of implementing these changes at once and work closely with the General Manager to ensure rapid implementation. PeopleSupport will commence implemention and distribution of Expedia’s communication pieces to agents and PeopleSupport’s management team within *** of delivery by Expedia.
     5.4      Escalation Process. PeopleSupport and Expedia will mutually develop and implement standardized processes for contact escalations which may include rerouting the escalated call to an alternate contact center as designated by Expedia. PeopleSupport will be responsible for responding to all contact escalations as specified in the contact escalation process.
6.      Developed Work.
[INTENTIONALLY OMITTED IN CONNECTION WITH THIS STATEMENT OF WORK]
* * * * *
IN WITNESS WHEREOF, each of Expedia and PeopleSupport has caused this Statement of Work to be signed and delivered by its duly authorized representative.

EXPEDIA, INC.

By:	/s/ Angela Blackburn

Title:	SVP Business Ops

Date:	September 25, 2006
PEOPLESUPPORT (PHILIPPINES), INC.

By:	/s/ Caroline Rook

Title:	Authorized Signatory

Date:	September 29, 2006

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APPENDIX 1
TO CONTACT CENTER STATEMENT OF WORK
Illustration of Forecasting and Scheduling Process
***

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Confidential Treatment Requested.
Confidential portions of this document have been redacted
and have been separately filed with the Commission.
CONTACT CENTER SERVICES
STATEMENT OF WORK
( *** TELESALES / CUSTOMER SERVICE)
This Statement of Work, dated September 29, 2006 is made between Expedia, Inc., a Washington corporation (“Expedia”) and PeopleSupport (Philippines), Inc. a Philippines Corporation (“PeopleSupport”) pursuant to the Contact Center Services Agreement between PeopleSupport and Expedia, dated September 29, 2006 (the “Agreement”). Except as expressly set forth herein, this Statement of Work is subject to the terms and conditions of and incorporated into the Agreement. All capitalized terms, where not defined herein, will have the meanings set forth elsewhere in the Agreement.
1.      Services
PeopleSupport will provide the following Services to Expedia subject to the requirements set forth in the Agreement and this Statement of Work:

1.1	*** Telesales / Customer Service.

	1.1.1	Service Description
		•	Provide accurate information to customers regarding travel options and availabilities, with the ultimate goal of selling travel to create a superior experience for the customer.

	1.1.2	Service Location
		•	***
		•	***

	1.1.3	Agent Responsibilities — *** Telesales / Customer Service
		•	*** calls for associated travel partners from customers interested in purchasing/researching travel by following standard scripts and procedures.
		•	Greet and converse with customers in a courteous, friendly and professional manner.
		•	Effectively turn customer inquiries into sales.
		•	Utilize appropriate selling techniques to meet revenue and close rate goals.
		•	Research travel rates, destinations, options and packages for customers.
		•	Read legal scripts verbatim while maintaining sales and quality standards.
		•	Accurately answer general travel and site related questions.
		•	Provide information, suggestions and options in a manner that is accurate, effectively meets the needs of our customers, and entices them to purchase.
		•	Accurately track and report call types and service issues.
		•	Promote and sell the company’s products or services.
		•	Solicit sale of new or additional services.
		•	Process calls to achieve or exceed the established daily metric, while maintaining an average talk time consistent with current business needs.
		•	Meet or exceed quality standards.
		•	Correctly answer general travel and site related questions in a courteous, friendly and professional manner
		•	Use resources to effectively handle customer service issues in a timely manner.
		•	Effectively resolve customer concerns while balancing the needs of *** .

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	•	Recognize and work to effectively solve exceptional customer situations, and learn, retain, interpret and apply policy as appropriate.
	•	Resolve escalated customer service issues using the principles of Customer Experience Management (CEM).
	•	Accurately track and report call types and service issues.
	•	Maintain or exceed acceptable quality scores on all calls.
	•	Effectively and respectfully probe and understand the requirements or problems of the customer.
	•	Provide valid solutions to the customer and provide any additional customer service/education as needed.
	•	Maintain, at a minimum, basic knowledge of products, pricing promotions, procedures and other important issues through management communications, meetings, customer focus groups and formal training.
	•	Achieve customer care metrics as established by *** .

1.1.4	Basic Training
*** Telesales / Customer Service Basic Training (as defined in Exhibit C) will be ***.

1.1.5	Advanced and Specialized Training
*** Telesales / Customer Service Advanced and Specialized Training (as defined in Exhibit C) will be *** .
     1.2      Hours of Operation. All PeopleSupport’s Service Locations will be open and operational 24 hours per day, 7 days per week, 365 days per year (the “Hours of Operation”).
2.      Pricing and Payment Terms
     2.1      Definition of Productive Hour. For the purposes of this Statement of Work a “Productive Hour” means *** minutes spent by an agent *** with Expedia customers, including *** . For avoidance of doubt, *** time or *** time, *** and *** are not considered part of a Productive Hour.
     2.2      Gainsharing. PeopleSupport will use good-faith efforts to work with Expedia to increase the cost-efficiency of the Services provided. Any savings achieved through implementation of coordinated performance improvements or concepts introduced by PeopleSupport and developed jointly by Expedia and PeopleSupport will be shared (i.e., known as “gainsharing”) between Expedia and PeopleSupport and reflected in revised pricing.
     2.3      Miscellaneous Charges. Unless otherwise approved in writing, PeopleSupport will not charge Expedia for miscellaneous charges including, but not limited to, postage, courier services, and photocopying.
     2.4      Payment Terms. Payment terms for this Statement of Work will be in accordance with Section 7.2 of the Agreement.
     2.5      Pricing. The total monthly contact volume is based on the aggregate contact volume on all Productive Hours from this Statement of Work with Expedia.

Total Monthly Call
Volume		Price per Productive Hour
***	***	***
***	***	***

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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

     2.6     ***. For services related to *** PeopleSupport will *** to the *** for the ***.
3.      Quality and Performance Standards
     3.1      Performance Standards. For purposes of this Statement of Work, the minimum “Performance Standards” will mean the requirements set forth below. In connection with any month in which PeopleSupport does not meet the minimum Performance Standards such failure to meet any of the minimum Performance Standards will be a material breach of this Statement of Work and Expedia shall be entitled to any rights or remedies arising therefrom. Notwithstanding the foregoing, if Expedia has not elected to exercise its termination right with respect to a material breach of the Performance Standards within *** days following Expedia’s receipt of PeopleSupport’s monthly report (as defined in Exhibit E) documenting such material breach, without limiting any other remedies that may be available to Expedia, Expedia’s right to exercise its termination right with respect to that material breach will be deemed to have been waived by Expedia.
           3.1.1 *** Calls — Telesales and Customer Service.

Metric	Definition	Minimum Requirement
Real-Time Adherence	[(Sign in Time / Scheduled Time)* 100] as measured in *** increments as specified by the Firm Forecast	***
Average Handling Time (AHT)	Average call time, comprising hold time, talk time, and wrap-up time.	*** minutes and *** seconds (maximum average duration)

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Metric	Definition	Minimum Requirement
Contact Quality	Average score or rating of sampled calls based upon evaluation criteria scored by the Expedia QA team.	***
Customer Satisfaction	Average score or rating of sampled calls based upon customer service index on the CSAT survey.	***
Sales Close Rate	Percent of Telesales calls resulting in a sale.	***

For all items in the table above indicated as To Be Determined (“TBD”) the Parties will establish Performance Standards based on a combination of historical data and strategic objectives. In the event that Expedia’s strategic objectives are materially higher than historical performance and are reasonably achievable, PeopleSupport will establish an action plan to achieve the new standards. During such time but not exceeding *** days, PeopleSupport will be relieved of meeting the new Performance Standards; provided however, that if the proposed action plan to achieve the new standards calls for additional resources and Expedia does not timely approve the additional resources, then the period during which PeopleSupport is relieved of meeting the new Performance Standards will be extended to compensate for any delays caused by such untimely approval.
           3.1.2 Contact Center Operations

Metric	Definition	Minimum Requirement
Contact Center Availability	Percent daily availability of contact center systems required for agents to perform the Services (e.g., network, telephony equipment, software, etc.) The Contact Center Availability Performance Standard shall only apply to systems, applications and connectivity directly controlled by PeopleSupport and shall not include those systems, applications and connectivity controlled by Expedia.	≥ ***

     3.2      Performance Standard Modifications and Change Management. Expedia will provide to PeopleSupport any modifications or changes to the Performance Standards on a periodic basis, and will provide PeopleSupport with *** notice prior to the modification or change. In the event PeopleSupport does not think that such modified Performance Standards are reasonable, PeopleSupport will notify Expedia in writing within *** days of its dispute after such Performance Standards have been received by PeopleSupport. At the end of the month, Expedia and PeopleSupport will review PeopleSupport’s written request.
     3.3      Service Performance Measurement Goals During Ramp Up Period. PeopleSupport will use reasonable efforts to meet or exceed the monthly Performance Standards. For the first *** following the effective date of this Statement of Work and during the *** days immediately following any forecast from Expedia that outlines service output obligations to be performed by PeopleSupport that exceed the prior month’s forecast by at least *** (in each case, referred to as a “Ramp Up Period”) PeopleSupport will use its reasonable efforts to meet the minimum Performance Standards including during a Ramp Up Period. However,

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beginning on the *** full month following a Ramp Up Period and for the rest of the term of this Statement of Work, PeopleSupport must meet all minimum Performance Standards. Except for during a Ramp Up Period, PeopleSupport’s failure to meet any of the Performance Standards will be a material breach of this Statement of Work, and Expedia shall be entitled to any rights or remedies arising therefrom.
4.      Forecasting and Scheduling.
     4.1      Firm Forecasts, Preliminary Projections and Advisory Estimates. Expedia will be responsible for establishing and issuing contact volume forecasts through its Forecasting and Scheduling Team in accordance with the procedure set forth below. On or before the *** day of each calendar month, Expedia will provide PeopleSupport with the following forecasts:
(a)	Firm forecast of the number of Productive Hours PeopleSupport is required to staff for the month *** days after (the “Firm Forecast’);

(b)	A non-binding advisory estimate of anticipated number of Productive Hours Expedia believes it will require from PeopleSupport for at least the *** following the Firm Forecast (the “Preliminary Projection”).
     4.1.1 Example. By way of example, the forecast issued by Expedia on January *** will provide a Firm Forecast for *** , and a Preliminary Projection for at least *** .
     4.2      Assumptions Underlying Forecasts. In addition to the forecast information for the Firm Forecast, and the Preliminary Projection, Expedia will furnish PeopleSupport with a *** such forecasts that it *** to provide in the report (e.g., assumed AHT, etc.) (“Supporting Assumptions”).
     4.3      Review of Preliminary Projections. If PeopleSupport disagrees with the Preliminary Projection or the Supporting Assumptions for a particular month, PeopleSupport will give Expedia written notice within *** days after receipt of such Preliminary Projection. Thereafter, the parties will confer in good faith to resolve any disagreement prior to the issuance of the Firm Forecast for such month; provided, that Expedia will ultimately determine the number of Productive Hours required of PeopleSupport in that month when it issues the applicable Firm Forecast at its discretion; provided further that if Expedia reduces the Firm Forecast for a given month as compared to the previous month, then (a) the magnitude of such reduction in the first month of any reduction shall not exceed *** of the Productive Hours from the previous month, and, (b) if the reduction continues in the following month(s), the magnitude of reduction in each of such subsequent month(s) shall not exceed an additional *** of the total Productive Hours billed in the month before such reductions began.
     4.3.1 Example. By way of example, if the actual Productive Hours for January are *** , then the Firm Forecast for February must be at least *** Productive Hours. Assuming the firm Forecast for February was *** Productive Hours and the reduction continues into March, then the Firm Forecast for March must be at least *** Productive Hours, etc.
     4.4      Volume Fluctuations. For purposes of determining forecast accuracy, the Firm Forecast will provide the total number of Productive Hours required at the specified Service Location in the specified month broken down by a Productive Hour on a *** basis. However, daily fluctuations are a normal course of business and PeopleSupport will use good faith efforts to manage these fluctuations effectively.
     4.5      Staffing. PeopleSupport is responsible, regardless of day of week (Monday-Sunday), time of day, local government holidays and work force laws, to maintain appropriate staffing, operations and management to run at required capacity and quality to meet the Firm Forecast and the minimum Performance Standards.

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     4.6      Firm Forecast Exceeds Preliminary Projection. If the Firm Forecast Expedia provided to PeopleSupport for a given month is higher than the Preliminary Projection for such month by more than *** , then Expedia will pay *** per Productive Hour for each additional Productive Hour (i.e., beyond the *** variance) equal to the regular Productive Hour rate *** (the “***”); provided that PeopleSupport meets all applicable minimum Performance Standards during such month. Unless otherwise agreed to by the Parties, if PeopleSupport is *** during such month, Expedia will pay for such additional hours (subject to any applicable Performance Credits) *** will be paid for such hours.
     4.6.1 Example. By way of example, unless otherwise agreed to by the Parties, Expedia’s Preliminary Projection was *** Productive Hours in a month and its Firm Forecast for that month was *** Productive Hours, Expedia would pay PeopleSupport *** on any Productive Hours worked that month over *** if PeopleSupport is able to *** during that month.
     4.7      Interim Adjustment for Failure to Meet Performance Standards. If, during a given month, PeopleSupport is not in compliance with its required *** to date for that month, Expedia may, at its discretion, give written notice to PeopleSupport that it will reduce PeopleSupport’s Productive Hours for the remainder of the month and re-assign such hours to one of Expedia’s other contact center channels (an “Interim Adjustment”). Such Interim Adjustment will result in a reduction in the Firm Forecast for such month to account for the Productive Hours re-assigned to other contact center channels. In addition to any Performance Credits that may be due for such month in which an Interim Adjustment takes place, Expedia will be entitled to *** of the otherwise applicable per-hour rate for any Productive Hours required by Expedia in the original Firm Forecast which were subsequently re-assigned as per the Interim Adjustment due to PeopleSupport’s failure to meet required minimum Performance Standards.
     4.7.1 Example. By way of example, assume Expedia issues a Firm Forecast for *** Productive Hours and mid-way through the month PeopleSupport is not meeting its required ***. If Expedia gives written notice to PeopleSupport of an Interim Adjustment that will re-assign *** hours for the remainder of the month, then (a) the Firm Forecast for such month will be reduced to *** Productive Hours, and (b) in addition to any Performance Credits that may apply, Expedia will be entitled to a *** of the hourly rate ordinarily applicable to the *** .
     4.8      Actual Hours Exceed Firm Forecast. It is the responsibility of PeopleSupport to continuously monitor the hours worked by its PeopleSupport Personnel in a given month vs. the Firm Forecast provided by Expedia. If PeopleSupport believes that it will exceed the Firm Forecast in a particular month, it will notify Expedia and obtain the prior written approval of Expedia prior to exceeding the Firm Forecast. Unless otherwise approved in writing by Expedia, no Productive Hours in excess of the Firm Forecast will be payable by Expedia to PeopleSupport.
     4.9      Under-Staffing. If (a) the number of Productive Hours worked by PeopleSupport Personnel in a given month is less than *** of the Productive Hours required by Expedia in a particular month pursuant to the applicable Firm Forecast, and (b) PeopleSupport *** during such month or otherwise is not in compliance with the terms of this Statement of Work, then Expedia will pay PeopleSupport for Productive Hours worked in that month, but, in addition to any *** owed by PeopleSupport for *** , Expedia will be entitled to a *** of the otherwise applicable per-hour rate for any Productive Hours required by Expedia in the Firm Forecast and *** .
     4.9.1 Example. By way of example, if Expedia’s Firm Forecast for a month is *** Productive Hours, PeopleSupport only *** Productive Hours (i.e., *** of the requested hours) and PeopleSupport does *** during that month, Expedia will pay

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PeopleSupport for Productive Hours worked in that month, but will be entitled to a *** of the hourly rate ordinarily applicable to the *** .
     4.10      Mitigation. If, after the issuance of a Firm Forecast for a given month, Expedia notifies PeopleSupport in writing that it will not meet the Firm Forecast, PeopleSupport will use commercially reasonable efforts to mitigate any negative economic impact of the reduction by, among other things, utilizing the excess resources elsewhere or offering reduced hours to staffed employees so as to minimize any potential loss to PeopleSupport. These expectations include, but are not limited to:
(a)	Leverage combined volumes from other Services provided by PeopleSupport to Expedia to smooth impacts of volume variances wherever possible;

(b)	Utilization of shared resources with other clients requiring a similar skill level of employee (but which are not Expedia Competitors);

(c)	Offer reduced hours or early leave when volume does not materialize; and

(d)	Mitigation of excess resources on hand by utilizing a skilled workforce management forecaster and scheduler.
     4.11      Firm Forecast and Payment. If (a) the number of Productive Hours worked by PeopleSupport Personnel in a given month is less than the Productive Hours required by Expedia in a particular month pursuant to the applicable Firm Forecast, and (b) PeopleSupport has achieved the minimum Performance Standards during such month and is otherwise in compliance with the terms of this Statement of Work, then, in addition to paying for the Productive Hours actually worked by PeopleSupport, Expedia will pay PeopleSupport the *** up to the *** , *** by PeopleSupport pursuant to *** above.
     4.12      Illustration. The flowchart attached as Appendix 1 illustrates the forecasting and scheduling process specified in this Section 4. In the event of any conflict between the illustration and the text of this Section 4, the text of this Section 4 will govern.
5.      Contact Center Implementation
     5.1      Implementation Plan. Within thirty (30) days following the Effective Date (or prior to the commencement of a Ramp Up Period), PeopleSupport will submit a detailed, written implementation schedule to Expedia describing the transition and implementation of each process / service PeopleSupport will perform pursuant to this Statement of Work. PeopleSupport will keep the applicable Expedia Local Manager and the Expedia General Manager appraised with regular status reports on PeopleSupport’s progress in executing the implementation plan.
     5.2      Training Plan. As part of PeopleSupport’s implementation plan, PeopleSupport will provide a detailed training schedule that describes the approach that PeopleSupport will take (and the applicable timeline) to accommodate the training requirements set forth in the Agreement and this Statement of Work.
     5.3      Process Changes. PeopleSupport will incorporate new contact handling procedures issued by Expedia as part of the standard policies and procedures within a timeframe that will be agreed upon by the parties for each occurrence. Process changes will be fully documented by PeopleSupport and reflected in the quality and performance standards whenever a material impact on standards has been identified. In the case of critical new contact handling procedures, as identified by Expedia, PeopleSupport will begin the process of implementing these changes at once and work closely with the General Manager to ensure rapid implementation. PeopleSupport will

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commence implementation and distribution of Expedia’s communication pieces to agents and PeopleSupport’s management team within *** of delivery by Expedia.
     5.4      Escalation Process. PeopleSupport and Expedia will mutually develop and implement standardized processes for contact escalations which may include rerouting the escalated call to an alternate contact center as designated by Expedia. PeopleSupport will be responsible for responding to all contact escalations as specified in the contact escalation process.
6.      Developed Work.
[INTENTIONALLY OMITTED IN CONNECTION WITH THIS STATEMENT OF WORK]
* * * * *
IN WITNESS WHEREOF, each of Expedia and PeopleSupport has caused this Statement of Work to be signed and delivered by its duly authorized representative.

EXPEDIA, INC.

By:	/s/ Angela Blackburn

Title:	SVP Business Ops

Date:	September 25, 2006
PEOPLESUPPORT (PHILIPPINES), INC.

By:	/s/ Caroline Rook

Title:	Authorized Signatory

Date:	September 29, 2006

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APPENDIX 1
TO CONTACT CENTER STATEMENT OF WORK
Illustration of Forecasting and Scheduling Process
***

9

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Confidential Treatment Requested.
Confidential portions of this document have been redacted
and have been separately filed with the Commission.
CONTACT CENTER SERVICES
STATEMENT OF WORK
( *** SERVICES)
This Statement of Work, dated September 29, 2006 is made between Expedia, Inc., a Washington corporation (“Expedia”) and PeopleSupport (Philippines), Inc. a Philippines Corporation (“PeopleSupport”) pursuant to the Contact Center Services Agreement between PeopleSupport and Expedia, dated September 29, 2006 (the “Agreement”). Except as expressly set forth herein, this Statement of Work is subject to the terms and conditions of and incorporated into the Agreement. All capitalized terms, where not defined herein, will have the meanings set forth elsewhere in the Agreement.
1. Services
     PeopleSupport will provide the following Services to Expedia subject to the requirements set forth in the Agreement and this Statement of Work:

1.1	*** Services.

	1.1.1	Overall Service Description
		•	PeopleSupport will provide *** Services to enhance the overall effectiveness of the contact center operation which may include developing and implementing *** programs, rolling out *** , seek *** with existing *** , perform *** and providing *** , driving *** , and other functions leading to world class operations. To perform these Services, PeopleSupport will provide, at minimum, *** per location to perform the *** Services.

	1.1.2	Service Location(s)
		•	***
		•	***

1.1.3 *** Services
		•	Provides contact center expertise on *** .
		•	Communicate critical success factors for project implementations
		•	Ensures that the foundation for projects is achievable through agent behaviors, skills and tools
		•	Takes new *** and identifies *** and ***
		•	*** and *** service *** that may ***
		•	Participates in the development of department *** .
		•	Responsible for the successful transition of new projects/initiatives.
		•	Works in partnership with the *** to *** the rollout of new *** .

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•	Acts as the ‘point person’ and works closely with *** to understand what is *** and what *** are saying.
•	*** , summarizes *** and *** from *** and provides recommendations back to the *** as to what to *** .
•	Maintains strong relationships with contact center leadership and service/sales teams, building a strong foundation for candid contact center feedback.
•	Creates a *** and *** , driving results by *** .
•	Enforces adherence to *** and their compliance with *** .
•	Identifying *** following *** releases.
•	Collects *** to new *** .
•	Collects and summarizes data related to *** needs and/or *** .
•	*** and other project *** to identify *** and/or service *** .
2.      Pricing and Payment Terms
     2.1      Payment Terms. Payment terms for this Statement of Work will be in accordance with Section 7.2 of the Agreement.
     2.2      Pricing. As complete and final payment for the *** Services, Expedia shall pay PeopleSupport *** per *** .
3.      Developed Work.
[INTENTIONALLY OMITTED IN CONNECTION WITH THIS STATEMENT OF WORK]
* * * * *
IN WITNESS WHEREOF, each of Expedia and PeopleSupport has caused this Statement of Work to be signed and delivered by its duly authorized representative.

EXPEDIA, INC.

By:	/s/ Angela Blackburn

Title:	SVP Business Ops

Date:	September 25, 2006
PEOPLESUPPORT (PHILIPPINES), INC.

By:	/s/ Caroline Rook

Title:	Authorized Signatory

Date:	September 29, 2006

2

Confidential material redacted and filed separately with the Commission.

Confidential Treatment Requested.
Confidential portions of this document have been redacted
and have been separately filed with the Commission.
CONTACT CENTER SERVICES
STATEMENT OF WORK
(*** CUSTOMER SERVICE)
This Statement of Work, dated September 29, 2006 is made between Expedia, Inc., a Washington corporation (“Expedia”) and PeopleSupport (Philippines), Inc., a Philippines corporation (“PeopleSupport”) pursuant to the Contact Center Services Agreement between PeopleSupport and Expedia, dated September 29, 2006 (the “Agreement”). Except as expressly set forth herein, this Statement of Work is subject to the terms and conditions of and incorporated into the Agreement. All capitalized terms, where not defined herein, will have the meanings set forth elsewhere in the Agreement.
1.      Services
PeopleSupport will provide the following Services to Expedia subject to the requirements set forth in the Agreement and this Statement of Work:

1.1	*** Customer Service.

	1.1.1	Service Description
		•	Respond to general inquiries and travel-related questions ***, as well as assist them with existing itineraries and provide them policy and procedural information.

	1.1.2	Service Location
		•	***
		•	***

	1.1.3	Agent Responsibilities — *** Customer Service
		•	Correctly answer general travel and site related questions received ***.
		•	Use resources to effectively handle customer service issues in a timely manner.
		•	Effectively resolve customer concerns while balancing the needs of Expedia.
		•	Recognize and work with exceptional customer situations, and learn, retain, interpret and apply policy as appropriate.
		•	Resolve escalated customer service issues using the principles of Customer Experience Management (CEM).
		•	Accurately track and report *** types and service issues.
		•	Ensure all *** inquiries are addressed within expected time limits.
		•	Review escalated messages to ensure they are handled properly.
		•	Ensure notifications are sent to the appropriate parties for issues requiring further attention.
		•	Identify when templates are needed, and assist with their creation.
		•	Support agent *** volumes when needed.
		•	Maintain a current agent skill set.

	1.1.4	Basic Training
*** Customer Service Basic Training (as defined in Exhibit C) will be ***

	1.1.5	Advanced and Specialized Training
*** Customer Service Advanced and Specialized Training (as defined in Exhibit C) will be ***.

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     1.2      Hours of Operation. All PeopleSupport’s Service Locations will be open and operational 24 hours per day, 7 days per week, 365 days per year (the “Hours of Operation”).
     1.3      Termination for Convenience. Expedia may terminate this Statement of Work *** upon *** days prior written notice to PeopleSupport specifying the extent of termination and the effective date thereof. After receipt of such written notice, (a) PeopleSupport will not be obligated to continue performing any such terminated Services, (b) Expedia will pay PeopleSupport for all Services performed and all non-refundable expenses reasonably incurred prior to the effective date of such termination, (c) Expedia will not be obligated to pay PeopleSupport for any such terminated Services performed or expenses incurred after the effective date of such termination, and (d) neither Party will have any obligation or liability to the other (e.g. for anticipated revenues or profits based on this Statement of Work or for any costs or expenses incurred in reliance upon this Statement of Work) on account of any such termination of the Services under this Statement of Work.
2.      Pricing and Payment Terms
     2.1      Definition of Productive Hour. For the purposes of this Statement of Work a “Productive Hour” means *** minutes spent by an agent *** with Expedia customers, including ***. For avoidance of doubt, *** time or *** time, *** and *** are not considered part of a Productive Hour.
     2.2      Gainsharing. PeopleSupport will use good-faith efforts to work with Expedia to increase the cost-efficiency of the Services provided. Any savings achieved through implementation of coordinated performance improvements or concepts introduced by PeopleSupport and developed jointly by Expedia and PeopleSupport will be shared (i.e., known as “gainsharing”) between Expedia and PeopleSupport and reflected in revised pricing.
     2.3      Miscellaneous Charges. Unless otherwise approved in writing, PeopleSupport will not charge Expedia for miscellaneous charges including, but not limited to, postage, courier services, and photocopying.
     2.4      Payment Terms. Payment terms for this Statement of Work will be in accordance with Section 7.2 of the Agreement.
     2.5      Pricing. The total monthly contact volume is based on the aggregate contact volume on all Productive Hours from the Statements of Work with Expedia.

Total Monthly ***
Volume		Price per Productive Hour
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

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***	***	***
***	***	***

     2.6 *** For services related to ***, PeopleSupport will *** to the *** for the ***.
3.      Quality and Performance Standards
     3.1      Performance Standards. For purposes of this Statement of Work, the minimum “Performance Standards” will mean the requirements set forth below
           3.1.1 *** Customer Service

Metric	Definition	Minimum Requirement
Real-Time Adherence	[(Sign in Time /Scheduled Time)* 100] as measured in *** increments as specified by the Firm Forecast	***
Average Handle Time (AHT) for ***	Average time to process an *** , from receipt of the *** within the PeopleSupport system until a response has been sent out.	*** in *** hours
Contact Quality	Average score or rating of sampled *** based upon evaluation criteria scored by the Expedia QA team.	***
Third Party Audits	Average score or rating of sampled *** based upon third party audits.	***

           3.1.2 Contact Center Operations

Metric	Definition	Minimum Requirement
Contact Center Availability	Percent daily availability of contact center systems required for agents to perform the Services (e.g., network, telephony equipment, software, etc.). The Contact Center Availability Performance Standard shall only apply to systems, applications and connectivity directly controlled by PeopleSupport and shall not include those systems, applications and connectivity controlled by Expedia.	≥ ***

     3.2      Performance Standard Modifications and Change Management. Expedia will provide to PeopleSupport any modifications or changes to the Performance Standards on a periodic basis, and will provide PeopleSupport with *** notice prior to the modification or change. In the event PeopleSupport does not think that such modified Performance Standards are reasonable, PeopleSupport will notify Expedia in writing within

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*** days of its dispute after such Performance Standards have been received by PeopleSupport. At the end of the month, Expedia and PeopleSupport will review PeopleSupport’s written dispute.
     3.3      Service Performance Measurement Goals during Ramp Up Period. PeopleSupport will use reasonable efforts to meet or exceed the monthly Performance Standards. For the first *** following the effective date of this Statement of Work and during the *** days immediately following any forecast from Expedia that outlines service output obligations to be performed by PeopleSupport that exceed the prior month’s forecast by at least *** (in each case, referred to as a “Ramp Up Period”), PeopleSupport will use its reasonable efforts to meet the minimum Performance Standards including during a Ramp Up Period. However, beginning on the *** full month following the Ramp Up Period and for the rest of the term of this Statement of Work, PeopleSupport must meet all minimum Performance Standards. Except for during a Ramp Up Period, PeopleSupport’s failure to meet any of the Performance Standards will be a material breach of this Statement of Work, and Expedia shall be entitled to any rights or remedies arising therefrom. Notwithstanding the foregoing, if Expedia has not elected to exercise its termination right with respect to a material breach of the Performance Standards within *** days following Expedia’s receipt of PeopleSupport’s monthly report (as defined in Exhibit E) documenting such material breach, Expedia’s right to exercise its termination right with respect to that material breach will be deemed to have been waived by Expedia.
4.      Forecasting and Scheduling.
     4.1      Firm Forecasts, Preliminary Projections and Advisory Estimates. Expedia will be responsible for establishing and issuing contact volume forecasts through its Forecasting and Scheduling Team in accordance with the procedure set forth below. On or before the *** day of each calendar month, Expedia will provide PeopleSupport with the following forecasts:
(a)	Firm forecast of the number of Productive Hours PeopleSupport is required to staff for the month *** days after (the “Firm Forecast’);

(b)	A non-binding advisory estimate of anticipated number of Productive Hours Expedia believes it will require from PeopleSupport for at least the *** following the Firm Forecast (the “Preliminary Projection”).
     4.1.1 Example. By way of example, the forecast issued by Expedia on January *** will provide a Firm Forecast for *** , and a Preliminary Projection for at least *** .
     4.2      Assumptions Underlying Forecasts. In addition to the forecast information for the Firm Forecast, and the Preliminary Projection, Expedia will furnish PeopleSupport with a *** such forecasts that it *** to provide in the report (e.g., assumed AHT, etc.) (“Supporting Assumptions”).
     4.3      Review of Preliminary Projections. If PeopleSupport disagrees with the Preliminary Projection or the Supporting Assumptions for a particular month, PeopleSupport will give Expedia written notice within *** days after receipt of such Preliminary Projection. Thereafter, the parties will confer in good faith to resolve any disagreement prior to the issuance of the Firm Forecast for such month; provided, that Expedia will ultimately determine the number of Productive Hours required of PeopleSupport in that month when it issues the applicable Firm Forecast at its discretion; provided further that if Expedia reduces the Firm Forecast for a given month as compared to the previous month, then (a) the magnitude of such reduction in the first month of any reduction shall not exceed *** of the Productive Hours from the previous month, and, (b) if the reduction continues in the following month(s), the magnitude of reduction in each of such subsequent month(s) shall not exceed an additional *** of the total Productive Hours billed in the month before such reductions began.

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     4.3.1 Example. By way of example, if the actual Productive Hours for January are *** , then the Firm Forecast for February must be at least *** Productive Hours. Assuming the firm Forecast for February was *** Productive Hours and the reduction continues into March, then the Firm Forecast for March must be at least *** Productive Hours, etc.
     4.4      Volume Fluctuations. For purposes of determining forecast accuracy, the Firm Forecast will provide the total number of Productive Hours required at the specified Service Location in the specified month broken down by a Productive Hour on a *** basis. However, daily fluctuations are a normal course of business and PeopleSupport will use good faith efforts to manage these fluctuations effectively.
     4.5      Staffing. PeopleSupport is responsible, regardless of day of week (Monday-Sunday), time of day, local government holidays and work force laws, to maintain appropriate staffing, operations and management to run at required capacity and quality to meet the Firm Forecast and the minimum Performance Standards.
     4.6      Firm Forecast Exceeds Preliminary Projection. If the Firm Forecast Expedia provided to PeopleSupport for a given month is higher than the Preliminary Projection for such month by more than *** , then Expedia will pay *** per Productive Hour for each additional Productive Hour (i.e., beyond the *** variance) equal to the regular Productive Hour rate *** (the “***”); provided that PeopleSupport meets all applicable minimum Performance Standards during such month. Unless otherwise agreed to by the Parties, if PeopleSupport is *** during such month, Expedia will pay for such additional hours (subject to any applicable Performance Credits) *** will be paid for such hours.
     4.6.1 Example. By way of example, unless otherwise agreed to by the Parties, Expedia’s Preliminary Projection was *** Productive Hours in a month and its Firm Forecast for that month was *** Productive Hours, Expedia would pay PeopleSupport *** on any Productive Hours worked that month over *** if PeopleSupport is able to *** during that month.
     4.7      Interim Adjustment for Failure to Meet Performance Standards. If, during a given month, PeopleSupport is not in compliance with its required *** to date for that month, Expedia may, at its discretion, give written notice to PeopleSupport that it will reduce PeopleSupport’s Productive Hours for the remainder of the month and re-assign such hours to one of Expedia’s other contact center channels (an “Interim Adjustment”). Such Interim Adjustment will result in a reduction in the Firm Forecast for such month to account for the Productive Hours re-assigned to other contact center channels. In addition to any Performance Credits that may be due for such month in which an Interim Adjustment takes place, Expedia will be entitled to *** of the otherwise applicable per-hour rate for any Productive Hours required by Expedia in the original Firm Forecast which were subsequently re-assigned as per the Interim Adjustment due to PeopleSupport’s failure to meet required minimum Performance Standards.
     4.7.1 Example. By way of example, assume Expedia issues a Firm Forecast for *** Productive Hours and mid-way through the month PeopleSupport is not meeting its minimum required *** . If Expedia gives written notice to PeopleSupport of an Interim Adjustment that will re-assign *** hours for the remainder of the month, then (a) the Firm Forecast for such month will be reduced to *** Productive Hours, and (b) in addition to any Performance Credits that may apply, Expedia will be entitled to a *** of the hourly rate ordinarily applicable to the *** .
     4.8      Actual Hours Exceed Firm Forecast. It is the responsibility of PeopleSupport to continuously monitor the hours worked by its PeopleSupport Personnel in a given month vs. the Firm Forecast provided by Expedia. If PeopleSupport believes that it will exceed the Firm Forecast in a particular month, it will notify Expedia

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and obtain the prior written approval of Expedia prior to exceeding the Firm Forecast. Unless otherwise approved in writing by Expedia, no Productive Hours in excess of the Firm Forecast will be payable by Expedia to PeopleSupport.
     4.9      Under-Staffing. If (a) the number of Productive Hours worked by PeopleSupport Personnel in a given month is less than *** of the Productive Hours required by Expedia in a particular month pursuant to the applicable Firm Forecast, and (b) PeopleSupport *** during such month or otherwise is not in compliance with the terms of this Statement of Work, then Expedia will pay PeopleSupport for Productive Hours worked that month, but, in addition to any *** owed by PeopleSupport for *** , Expedia will be entitled to a *** of the otherwise applicable per-hour rate for any Productive Hours required by Expedia in the Firm Forecast and *** .
     4.9.1 Example. By way of example, if Expedia’s Firm Forecast for a month is *** Productive Hours, PeopleSupport only *** Productive Hours (i.e., *** of the requested hours) and PeopleSupport does *** during that month, Expedia will pay PeopleSupport for Productive Hours worked in that month, but will be entitled to a *** of the hourly rate ordinarily applicable to the *** .
     4.10      Mitigation. If, after the issuance of a Firm Forecast for a given month, Expedia notifies PeopleSupport in writing that it will not meet the Firm Forecast, PeopleSupport will use commercially reasonable efforts to mitigate any negative economic impact of the reduction by, among other things, utilizing the excess resources elsewhere or offering reduced hours to staffed employees so as to minimize any potential loss to PeopleSupport. These expectations include, but are not limited to:
(a)	Leverage combined volumes from other Services provided by PeopleSupport to Expedia to smooth impacts of volume variances wherever possible;

(b)	Utilization of shared resources with other clients requiring a similar skill level of employee (but which are not Expedia Competitors);

(c)	Offer reduced hours or early leave when volume does not materialize; and

(d)	Mitigation of excess resources on hand by utilizing a skilled workforce management forecaster and scheduler.
     4.11      Firm Forecast and Payment. If (a) the number of Productive Hours worked by PeopleSupport Personnel in a given month is less than the Productive Hours required by Expedia in a particular month pursuant to the applicable Firm Forecast, and (b) PeopleSupport has achieved the minimum Performance Standards during such month and is otherwise in compliance with the terms of this Statement of Work, then, in addition to paying for the Productive Hours actually worked by PeopleSupport, Expedia will pay PeopleSupport the *** up to the *** , *** by PeopleSupport pursuant to *** above.
     4.12      Illustration. The flowchart attached as Appendix 1 illustrates the forecasting and scheduling process specified in this Section 4. In the event of any conflict between the illustration and the text of this Section 4, the text of this Section 4 will govern.
5.      Contact Center Implementation
     5.1      Implementation Plan. Within thirty (30) days following the Effective Date (or prior to the commencement of a Ramp Up Period), PeopleSupport will submit a detailed, written implementation schedule to

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Expedia describing the transition and implementation of each process / service PeopleSupport will perform pursuant to this Statement of Work. PeopleSupport will keep the applicable Expedia Local Manager and the Expedia General Manager appraised with regular status reports on PeopleSupport’s progress in executing the implementation plan.
     5.2      Training Plan. As part of PeopleSupport’s implementation plan, PeopleSupport will provide a detailed training schedule that describes the approach that PeopleSupport will take (and the applicable timeline) to accommodate the training requirements set forth in the Agreement and this Statement of Work.
     5.3      Process Changes. PeopleSupport will incorporate new contact handling procedures issued by Expedia as part of the standard policies and procedures within a timeframe that will be agreed upon by the parties for each occurrence. Process changes will be fully documented by PeopleSupport and reflected in the quality and performance standards whenever a material impact on standards has been identified. In the case of critical new contact handling procedures, as identified by Expedia, PeopleSupport will begin the process of implementing these changes at once and work closely with the General Manager to ensure rapid implementation. PeopleSupport will commence implementation and distribution of Expedia’s communication pieces to agents and PeopleSupport’s management team within *** of delivery by Expedia.
     5.4      Escalation Process. PeopleSupport and Expedia will mutually develop and implement standardized processes for contact escalations which may include rerouting the escalated e-mail to an alternate contact center as designated by Expedia. PeopleSupport will be responsible for responding to all contact escalations as specified in the contact escalation process.
6.      Developed Work.
[INTENTIONALLY OMITTED IN CONNECTION WITH THIS STATEMENT OF WORK]
* * * * *
     IN WITNESS WHEREOF, each of Expedia and PeopleSupport has caused this Statement of Work to be signed and delivered by its duly authorized representative.

EXPEDIA, INC.

By:	/s/ Angela Blackburn

Title:	SVP Business Ops

Date:	September 25, 2006
PEOPLESUPPORT (PHILIPPINES), INC.

By:	/s/ Caroline Rook

Title:	Authorized Signatory

Date:	September 29, 2006

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APPENDIX 1
TO CONTACT CENTER STATEMENT OF WORK
Illustration of Forecasting and Scheduling Process
***

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Confidential Treatment Requested.
Confidential portions of this document have been redacted
and have been separately filed with the Commission.
CONTACT CENTER SERVICES AGREEMENT
     This Contact Center Services Agreement is made as of September 29, 2006 (the “Effective Date”) by and between Expedia, Inc., a Washington corporation, located at 3150 139th Avenue SE, Bellevue, WA 98005 (“Expedia”), and PeopleSupport (Philippines), Inc., a corporation created under the laws of the Republic of The Philippines and located at PeopleSupport Center, Ayala Avenue Corner Senator Gil Puyat Avenue, Makati City, Philippines 1200 (“PeopleSupport”).
RECITALS
     WHEREAS, Expedia is one of the world’s leading travel services companies, with a portfolio of travel brands that currently includes Expedia.com, Hotels.com, Hotwire, Expedia Corporate Travel, TripAdvisor, Classic Vacations and websites in the United States, Canada, the United Kingdom, Germany, France, Italy, the Netherlands, Australia and China;
     WHEREAS, PeopleSupport is in the business of providing telephone, email and/or other contact center support on an outsourced basis;
     WHEREAS, PeopleSupport desires to provide to Expedia, and Expedia desires to obtain from PeopleSupport, the services described in this Agreement on the terms and conditions set forth in this Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the agreements set forth below, Expedia and PeopleSupport agree as follows:
ARTICLE 1. DEFINITIONS
     All capitalized terms, where not otherwise defined herein, will have the meanings set forth in the attached Exhibit A (Definitions).
ARTICLE 2. TERM AND RENEWAL
     2.1 Term. The term of this Agreement will commence on the Effective Date and will continue to be valid and binding between the Parties until the earlier of; (a) three (3) years after the Effective Date (the “Initial Term”), or (b) the termination of this Agreement as set forth in Article 11 (and as extended by any applicable Transition Period as described in Article 12).
     2.2 Renewal. Thereafter, this Agreement will renew automatically for additional two (2) year periods (each a “Renewal Term”, and collectively with the Initial Term, the “Term”) unless (a) PeopleSupport gives at least *** months prior written notice of its intent to not renew the Agreement prior to the expiration of the Initial Term or the then-current Renewal Term, as the case may be; or (b) Expedia gives at least *** months prior written notice of its intent to not renew the Agreement prior to the expiration of the Initial Term or the then-current Renewal Term, as the case may be.
ARTICLE 3. SERVICES
     3.1 Services. PeopleSupport will perform the Services on behalf of Expedia or the applicable Expedia Affiliate as set forth in any services schedule or other statement of work referencing this Agreement executed by PeopleSupport and Expedia or the applicable Expedia Affiliate (each a “Statement of Work”). By executing a
Confidential material redacted and filed separtely with the Commission.

Statement of Work referencing this Agreement, PeopleSupport and an Expedia Affiliate will make that Statement of Work subject to the terms of this Agreement, and such Expedia Affiliate will be entitled to the rights and obligations of “Expedia” set forth herein with respect to all Services under that Statement of Work. PeopleSupport will look solely to Expedia for performance of its respective obligations under this Agreement and any Statements of Work executed by Expedia, and PeopleSupport will look solely to the applicable Expedia Affiliate for performance of its respective obligations under this Agreement and any Statement of Work executed by that Expedia Affiliate. Notwithstanding the foregoing sentence, where PeopleSupport has fully exhausted all remedies (vis-à-vis the Expedia Affiliate in accordance with Article 21.1 below) with respect to recovering payments due from an Expedia Affiliate (i.e., such amounts are not subject to a bona fide dispute), PeopleSupport shall then and only then be entitled to demand payment of such amounts due (including attorneys’ fees and costs that PeopleSupport is entitled to pursuant to Article 21.3 below) from Expedia (with such process to also be in accordance with Article 21.1 below to the extent necessary). Correspondingly and concurrently with the execution of this Agreement, PeopleSupport, Inc., a Delaware Corporation, has executed a Damages Guaranty for Expedia’s and its Affiliates’ benefit. A true and correct copy of such Damages Guaranty is attached hereto as Exhibit “I”.
     3.2 Statements of Work. Each Statement of Work will (a) be subject to the terms of, and become part of, this Agreement, (b) describe the Services covered by the Statement of Work; and (c) to the extent not already addressed in this Agreement, contain provisions governing the terms for performance of the relevant Services including payment provisions, applicable Performance Standards and performance requirements, and other provisions that are specific to such Statement of Work. For avoidance of doubt, a Statement of Work may expressly amend and supersede the terms of this Agreement solely for purposes of the Services described in that Statement of Work. PeopleSupport will perform the Services in accordance with this Agreement and the specifications and schedule set forth in the applicable Statement of Work. If the Parties do not agree upon a schedule or milestones for the performance of certain Services, then PeopleSupport will perform such Services with due diligence under the circumstances.
     3.3 Performance of Services. PeopleSupport will schedule and perform all of the Services and perform any necessary *** to *** or *** that PeopleSupport, in the reasonable exercise of its judgment, determines are commercially reasonable given the totality of the circumstances. Where PeopleSupport determines to perform any such *** that have the possibility of adversely impacting Expedia’s business or technical operations in a material fashion, PeopleSupport will perform such upgrades in a manner that will not interrupt, degrade or otherwise adversely impact those operations, unless otherwise expressly agreed in writing by Expedia. Upgrades involving a material cost as a result of Expedia’s unique requirements that are not set forth by a Statement of Work will be addressed through the Change Order process. PeopleSupport will give written notice to the applicable Expedia Local Manager and the Expedia General Manager prior to making any significant change to its network or infrastructure and will keep the applicable Expedia Local Manager and the Expedia General Manager appraised with regular status reports on the progress of such changes. If PeopleSupport’s changes to its network or infrastructure have the potential to adversely impact Expedia’s business or technical operations or the performance of the Services, PeopleSupport will make commercially reasonable efforts to accommodate Expedia’s reasonable request to postpone or reschedule such changes, and/or Expedia will have the opportunity to amend any applicable Statement of Work in order to mitigate such interruption, degradation or adverse impact as mutually agreed upon by Expedia and PeopleSupport. The Parties agree that time is of the essence for their respective performance hereunder. PeopleSupport will promptly notify Expedia of any delay or anticipated delay in the performance of the Services, the reasons for the delay and the actions being taken by PeopleSupport to overcome or mitigate the delay.
     3.4 Change Orders. Expedia may from time to time request changes to the Services (including, but not limited to, addition or deletion of deliverables, changes in the specifications, and/or changes to any milestones) by issuing a written request to PeopleSupport (“Change Order Request”). PeopleSupport may also initiate a Change Order Request from time to time in connection with its performance of Services. PeopleSupport will promptly respond in writing to any Change Order Request, stating how such proposed modifications to the Services will affect
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

the time and/or materials required for PeopleSupport to perform the Services, as well as any proposed equitable adjustment in the Service Fees hereunder (“Change Order Estimate”). If Expedia agrees in writing by signing such Change Order Estimate, the applicable Statement of Work will automatically be deemed amended to incorporate the agreed-upon revisions to the Services and/or Service Fees.
     3.5 Delivery and Acceptance of Deliverables. To the extent that the Services require PeopleSupport to provide any Deliverables to Expedia, PeopleSupport will deliver to Expedia the Deliverables in accordance with the applicable Statement of Work. Each Deliverable delivered by PeopleSupport pursuant to this Agreement will be subject to Expedia’s acceptance, which will occur only upon Expedia’s written acceptance of such Deliverable. If Expedia rejects the Deliverable, (such rejection to be provided within *** business days, unless both Parties mutually agree to an extension of this time to facilitate longer acceptance testing, approval of such extension of time not to be unreasonably withheld), Expedia will provide, at the time of rejection, a written statement to PeopleSupport that identifies in reasonable detail the deficiencies of such Deliverable. If Expedia provides PeopleSupport a notice of rejection for any Deliverable, PeopleSupport will modify such rejected Deliverable at *** to correct the relevant deficiencies set forth in Expedia’s written notice of rejection and will redeliver such Deliverable to Expedia within *** days after PeopleSupport’s receipt of such notice of rejection, unless otherwise agreed in writing by the Parties. Thereafter, the Parties will repeat the process set forth in this Section 3.5 until PeopleSupport’s receipt of Expedia’s written acceptance of such corrected Deliverable (each such Expedia written acceptance of each Deliverable referred to as “Deliverable Acceptance”); provided, however, that if Expedia rejects the same Deliverable *** times, Expedia may terminate that portion (and only that portion) of this Agreement or the applicable Statement of Work which relates to the rejected Deliverable at *** to Expedia. Provided further, that if no notice of *** is received within the timeframe (or extended timeframe) as specified above from the date of submission of the Deliverables by PeopleSupport to Expedia, then, the Deliverables will be deemed *** by Expedia.
     3.6 Third Party or Expedia Services. Expedia will have the right to perform or contract with a Third Party to perform any service within or outside the scope of the Services, including services to augment or supplement the Services or to interface with Expedia or Expedia Contractors. In the event Expedia performs or contracts with a Third Party to perform any such service, PeopleSupport will cooperate in good faith with Expedia and any such Third Party, to the extent reasonably required by Expedia as might be necessary for the provision of the Services provided for by this Agreement. Such cooperation will include, without limitation, providing such information as a person with reasonable commercial skills and expertise would find reasonably necessary for Expedia or a Third Party to perform its work relating to the Services; provided however that such Third Party shall have executed a non-disclosure agreement with Expedia at least as protective of PeopleSupport’s interests as the Non-Disclosure Agreement attached hereto as Exhibit G. Notwithstanding the foregoing, where PeopleSupport is required to interact with a Third Party that constitutes a PeopleSupport Competitor and PeopleSupport reasonably believes that such interaction will require PeopleSupport to disclose material confidential information of PeopleSupport (*** to provide *** with a *** of the *** is *** about *** with such *** so as to *** to *** the *** of *** and attempt to structure a creative solution that resolves such ***), Expedia shall, at PeopleSupport’s request, ensure that PeopleSupport is made a signatory to such Non-Disclosure Agreement, the terms of which shall be at least as protective as those terms agreed to by Expedia and PeopleSupport set forth in Exhibit G. Notwithstanding the foregoing, the existence of a concern on PeopleSupport’s behalf with respect to the sharing of PeopleSupport confidential information shall not excuse PeopleSupport from its *** to *** the *** (or any *** for that matter); instead, it shall simply *** PeopleSupport from providing the *** with the subject *** until such time as a commercially reasonable solution relating to *** of such *** is *** by ***.
     3.7 Service Locations. PeopleSupport will perform the Services (other than disaster recovery and business continuity) from the facility(ies) and location(s) as specified in the applicable Statement of Work (the “Primary Service Locations”). PeopleSupport’s facility for disaster recovery and business continuity will be located in
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

the facility(ies) specified in the applicable Statement of Work, or another mutually agreed location (the “Disaster Recovery Locations”, and together with the Primary Service Locations, the “Service Locations”). Subject to the foregoing, PeopleSupport will seek and obtain *** before performing any *** of the Service Locations and will manage any such *** in accordance with this Agreement, which *** shall not be *** be ***.
     3.8 Relocation of Service Locations. Each relocation of any Service Location (and any portion of the Services being performed therein) will be performed pursuant to a written plan, which will contain contingency arrangements sufficient to prevent any adverse impact on the Services as a result of the relocation and related activities. PeopleSupport will implement such plans as necessary to prevent, and in a manner which does so prevent, any adverse impact on the Services, unless otherwise expressly agreed in writing by Expedia. If PeopleSupport’s *** of a Service Location has the *** Expedia’s business or technical operations or the performance of the Services, PeopleSupport will *** request to ***, and/or Expedia will have the opportunity to *** any applicable *** in order to *** as mutually agreed upon by Expedia and PeopleSupport. Unless otherwise agreed in writing, PeopleSupport will *** Expedia for any *** in *** of *** the *** (including tax and telecom expenses) that result from any *** of a Service Location *** by Expedia. PeopleSupport will keep the applicable Expedia Local Manager and the Expedia General Manager appraised with regular status reports on the progress of any such relocations of Service Locations.
     3.9 Expedia Equipment. In the event Expedia provides PeopleSupport with Expedia equipment for use in the performance of Services, PeopleSupport will (a) not use Expedia equipment (including any equipment owned, leased or rented by PeopleSupport for performing its obligations on a dedicated basis under this Agreement) to perform services for any person or entity other than Expedia or Expedia Affiliates, without the prior written consent of Expedia, (b) *** for all such Expedia equipment while in its care, custody or control, (c) take all reasonable precautions to protect the Expedia equipment against loss, damage, theft or disappearance while in PeopleSupport’s care, custody or control, and (d) take no actions which affect Expedia’s title or interest in such Expedia equipment.
     3.10 Technical Specifications. In performing the Services, PeopleSupport will comply with the technical specifications set forth in the attached Exhibit F or as otherwise set forth in a Statement of Work.
     3.11 Technology Improvements. In providing the Services to Expedia, PeopleSupport will use commercially reasonable efforts to (a) identify and make available to Expedia opportunities to implement new technology advantageous to Expedia’s business operations, (b) maintain a level of currency, knowledge and technology that allows Expedia to take advantage of technological advances in order to remain competitive, (c) participate in a telephone conference with Expedia at least *** during every *** day period during the Term in accordance with the procedures agreed upon by the Expedia General Manager and PeopleSupport Account Manager to *** of any new *** or *** and *** that PeopleSupport is developing or is otherwise aware that could *** to have an ***, and (d) jointly with Expedia, identify cost efficient methods to implement those technology changes and proven methodologies selected for implementation and, upon Expedia’s approval, implement such technology changes and proven methodologies as agreed to by the Parties. Where PeopleSupport identifies or proposes technology improvements contemplated by this paragraph, Expedia acknowledges that PeopleSupport’s involvement in the actual implementation of such improvements may require the parties to engage in the Change Order Request process contemplated in this Agreement.
     3.12 Other Resources. Except as otherwise expressly provided in this Agreement or a Statement of Work, PeopleSupport will be responsible for providing the facilities, personnel, equipment, software, technical
Expedia & PeopleSupport Contact Center Services Agreement
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knowledge, expertise and other resources necessary and appropriate for delivery of the Services and to meet PeopleSupport’s obligations under this Agreement.
ARTICLE 4. PERFORMANCE STANDARDS
     4.1 General. PeopleSupport will perform the Services so as to meet or exceed the performance standards set forth in the applicable Statement of Work and this Agreement (“Performance Standards”). If no Performance Standard is stated for an aspect of the Services, PeopleSupport will perform the Services at the *** of *** and *** that are *** than the accepted industry norms applicable to the performance of such Services by *** service providers.
     4.2 Performance Credits and Performance Bonuses. PeopleSupport recognizes that its failure to meet a Performance Standard may have a material adverse impact on the business and operations of Expedia and that the damage from PeopleSupport’s failure to meet a Performance Standard is not susceptible to precise determination. Accordingly, in the event that PeopleSupport fails to meet a Performance Standard, then in addition to any other remedies available to Expedia, PeopleSupport will pay the applicable credit (“Performance Credit”) set forth in the applicable Statement of Work. Conversely, PeopleSupport will be entitled to the performance bonuses set forth in the applicable Statement of Work for superior performance (“Performance Bonuses”).
     4.3 Root Cause Analysis. Upon receipt of a notice from Expedia with respect to PeopleSupport’s failure to provide the Services in accordance with the applicable Performance Standards, PeopleSupport will, as soon as reasonably practicable, (a) perform a root cause analysis to identify the cause of such failure, (b) provide Expedia with a report detailing the cause of, and procedure for correcting, such failure, (c) correct such failure and (d) provide Expedia with assurance *** to Expedia that such *** after the procedure has been completed. In the case of an extended investigation or remedial measures taken by PeopleSupport to address failure to meet applicable Performance Standards, PeopleSupport will keep the applicable Expedia Local Manager and the Expedia General Manager apprised with regular status reports on the progress of any such investigation or remedial measures.
     4.4 Measurement and Monitoring Tools. PeopleSupport will implement measurement and monitoring tools and procedures required to measure and report PeopleSupport’s performance of the Services against the applicable Performance Standards. Such measurement and monitoring and procedures will (a) permit reporting at a level of detail sufficient to verify compliance with the Performance Standards, and (b) be subject to audit by Expedia or its designee. PeopleSupport will provide Expedia and its designees with information concerning access to such measurement and monitoring tools and procedures upon request, for inspection and verification purposes.
     4.5 Quality Assurance, Continuous Improvement and Best Practices. In performing the Services, PeopleSupport will comply with the quality assurance standards set forth on the attached Exhibit D (“Quality Assurance”). PeopleSupport will, on a ***, (a) as part of its total quality management process, identify ways to improve the Performance Standards and Quality Assurance, and (b) without violating its non-disclosure obligations owed to a Third Party or a Third Party’s proprietary rights, identify and apply proven techniques and tools from other installations within its operations. In addition to the foregoing, Expedia and PeopleSupport will periodically review the Performance Standards, Quality Assurance and the performance data collected and reported by PeopleSupport.
ARTICLE 5. STAFFING
     5.1 Key Employees. Before assigning an individual to a Key PeopleSupport Personnel position, whether as an initial assignment or as a replacement (whether as a result of removal by PeopleSupport or Expedia or otherwise), PeopleSupport will (a) notify Expedia of the proposed assignment, (b) *** the *** to *** of Expedia, (c) *** with a *** and any *** regarding the
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*** that may be *** to the extent permitted by Applicable Laws, (d) *** to ***, and (e) obtain Expedia’s approval for such assignment, which approval will not be unreasonably withheld. PeopleSupport will only assign an individual to a Key Employee position who is approved by Expedia.
     5.2 Removal of PeopleSupport Personnel. Notwithstanding anything to the contrary in this Agreement, upon Expedia’s reasonable written request, PeopleSupport will immediately remove any PeopleSupport Personnel from participation in the Services. If PeopleSupport Personnel is/are ***, PeopleSupport will use commercially reasonable efforts to recruit, hire and train replacement PeopleSupport Personnel with experience and capabilities consistent with Exhibit B. PeopleSupport acknowledges and agrees that this Section 5.2 shall not excuse PeopleSupport from its obligations in connection with the hiring and assignment of Key PeopleSupport Personnel set forth in Section 5.1 above.
     5.3 Screening of PeopleSupport Personnel. PeopleSupport agrees that all PeopleSupport Personnel will be subject to successful completion of background screening in accordance with ***, as may be furnished to PeopleSupport from time to time, or as otherwise agreed in writing by the Parties. Upon reasonable request from Expedia, PeopleSupport will certify in writing, in a format reasonably designated by Expedia, that it has complied with the requirements of Section 5.3. PeopleSupport will conduct all testing and background checks in accordance with all Applicable Laws. The Parties will work together to develop and implement improved screening and background checking processes in response to changing legal requirements and technological advancements over the course of the Term.
     5.4 Subcontractors. PeopleSupport will not subcontract or delegate any of the obligations under this Agreement to any third party except as approved by Expedia in writing. Expedia may in its sole discretion withdraw such approval at any time following *** days advance written notice to PeopleSupport; provided however that the parties shall work in good faith to transition the subcontracted or delegated obligation to another third party provider acceptable to Expedia or to PeopleSupport, as the case may be. No subcontracting will release PeopleSupport from its responsibility for performance of its obligations under this Agreement. PeopleSupport will remain fully responsible for the performance of PeopleSupport Contractors hereunder, including, without limitation, all work and activities of PeopleSupport Contractors providing services to PeopleSupport in connection with PeopleSupport’s provision of the Services. PeopleSupport will be the sole point of contact with PeopleSupport Contractors under this Agreement, and PeopleSupport will be solely responsible for PeopleSupport Contractors, including, without limitation, payment of any and all charges resulting from the cost of any subcontract between PeopleSupport and PeopleSupport Contractors. Additionally, at Expedia’s request, PeopleSupport will facilitate execution of Expedia’s standard form of non-disclosure agreement by PeopleSupport Contractors as a pre-requisite to such PeopleSupport Contractors having access to any Expedia Data or Confidential Information, or otherwise providing any Services to Expedia. A true and correct copy of Expedia’s standard form of Non-Disclosure Agreement is attached hereto as Exhibit “J”.
     5.5 Additional Staffing Requirements. In performing the Services, PeopleSupport will comply with the staffing requirements set forth in the attached Exhibit B (Staffing) or as otherwise set forth in a Statement of Work.
     5.6 Training Requirements. In performing the Services, PeopleSupport will comply with the training requirements set forth in the attached Exhibit C (Training) or as otherwise set forth in a Statement of Work.
     5.7 Expedia Competitors. PeopleSupport will not assign any Key PeopleSupport Personnel or other PeopleSupport Personnel whose principal responsibilities involve regular access to Expedia’s Confidential Information (including, but not limited to, any agents performing Services for Expedia) an assignment in a similar capacity with, or performing similar work for, an Expedia Competitor without Expedia’s consent (a) while such PeopleSupport Personnel is assigned to the Expedia account, and (b) for a period of *** following the date that such Key PeopleSupport Personnel or PeopleSupport Personnel is removed from, or ceases to provide services in connection with, the Expedia account; provided however that such restrictions shall not apply to the affected
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PeopleSupport Personnel if this Agreement or the applicable Statement of Work were (1) *** by Expedia, (2) *** by PeopleSupport, or (3) *** with change(s) in Applicable Law.
     5.8 Surveys. Expedia may survey PeopleSupport Personnel (in written, electronic, telephonic or face-to-face format) for purposes of performance management, performance improvement, or as it otherwise relates to PeopleSupport’s performance of the Services for Expedia. PeopleSupport will use commercially reasonable efforts facilitate such surveys and encourage full participation among PeopleSupport Personnel. PeopleSupport shall be provided with a copy of the findings of such surveys, such findings to be anonymized and summarized as necessary in order to ensure that responses from individuals are removed.
ARTICLE 6. MANAGEMENT
     6.1 Expedia Local Manager(s) and Expedia General Manager. Expedia will appoint an individual (the “Expedia Local Manager”) within thirty (30) days after the Effective Date to communicate directly with the PeopleSupport Account Manager for each Service Location. The Expedia Local Manager will be responsible for the day-to-day, ongoing management of this Agreement, including review of PeopleSupport billing activities and time records and may have responsibility for more than one Service Location. Additionally, Expedia will notify PeopleSupport within thirty (30) days after the Effective Date of Expedia’s general manager for contact center operations (the “Expedia General Manager”). The Expedia General Manager will be responsible for *** with PeopleSupport, Expedia personnel and other Expedia Contractors. Expedia may change the Expedia Local Manager(s) or the Expedia General Manager upon written notice to PeopleSupport.
     6.2 PeopleSupport Account Manager. Within thirty (30) days of the Effective Date, the Parties will mutually agree on an individual to serve as the as the PeopleSupport account manager (the “PeopleSupport Account Manager”). Unless otherwise agreed to by the Parties, the PeopleSupport Account Manager will serve on a full time basis under this Agreement.
     6.3 PeopleSupport Account Manager Responsibilities. The PeopleSupport Account Manager will have overall responsibility for managing and coordinating the performance of PeopleSupport’s obligations under this Agreement, including the performance of all PeopleSupport Personnel, and will be authorized to act for and on behalf of PeopleSupport and PeopleSupport Contractors in connection with all aspects of this Agreement. The PeopleSupport Account Manager will respond promptly and fully to all inquiries from the Expedia General Manager during the Term (and any applicable Transition Period) of this Agreement. The PeopleSupport Account Manager responsibilities will also include (a) preparing meeting documentation and making on going project presentations on project status and other related project topics as identified by Expedia’s General Manager and/or Local Manager, (b) providing administrative, supervisory, and technical direction to PeopleSupport Personnel, (c) monitoring performance hereunder for accuracy, timeliness, efficiency and adherence to the terms and conditions of this Agreement, and (d) coordinating the resolution of Agreement issues and the implementation and enforcement of problem escalation procedures.
     6.4 Reports. PeopleSupport will prepare and furnish to Expedia the reports described in the attached Exhibit E (Reporting) or as otherwise required by a Statement of Work, as well as periodic reports on PeopleSupport’s progress on the Services and/or any Deliverables. PeopleSupport will provide the progress reports in the form and content requested by Expedia. All reports will be provided to Expedia as part of the Services and at no additional charge to Expedia.
     6.5 Back Up Documentation. As part of the Services, PeopleSupport will provide Expedia with such documentation and other information available to PeopleSupport as may be reasonably requested by Expedia from time to time in order to verify the accuracy of the reports provided by PeopleSupport. In addition, PeopleSupport will
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provide Expedia with all documentation and other information available to PeopleSupport and reasonably requested by Expedia from time to time to verify that PeopleSupport’s performance of the Services is in compliance with this Agreement.
     6.6 Meetings. During the Term (and any applicable Transition Period), representatives of the Parties will meet periodically or as requested by either Party to discuss matters arising under this Agreement. Each Party *** in connection with the attendance and participation of such Party’s representatives in such meetings. The Parties may attend such meetings in person or by telephone and/or video conference so long as the other Party can hear, and be heard by, the other Party. Such meetings will include, at a minimum, (a) a daily and/or weekly engineering operational review meeting, (b) a monthly meeting between the Expedia General Manager and the PeopleSupport Account Manager, to review performance and monthly reports, planned or anticipated activities and changes that might impact performance, and such other matters as appropriate; (c) a Quarterly meeting of the Parties’ executives to review PeopleSupport’s performance, review progress on the resolution of issues, and discuss such other matters as appropriate; and (d) such other meetings of Expedia and PeopleSupport, including senior management of PeopleSupport, as either Party may reasonably request.
ARTICLE 7. SERVICE FEES AND PAYMENT TERMS
     7.1 Service Fees. For timely and professional delivery of the Services, Expedia agrees to pay PeopleSupport the fees as set forth in the applicable Statement of Work (“Service Fees”). Under no circumstances may PeopleSupport include on its invoices charges arising out of or related to researching, reporting on or correcting tax, accounting or reconciling errors or shortfalls of which it has been notified in writing. The parties acknowledge that PeopleSupport’s agreement to the foregoing provision is not intended, however, to constitute an agreement by PeopleSupport to waive its right to seek recovery of any shortfall amounts due it, where such shortfall amount is otherwise legitimate. In the event PeopleSupport fails to meet any Performance Standards identified in a Statement of Work, the Service Fees will be reduced in accordance with the procedure therein. Except as expressly set forth in this Agreement or in a Statement of Work or Change Order, *** relating to the *** are included in the *** and will not otherwise be reimbursed by Expedia.
     7.2 Invoicing and Payment.
7.2.1	Invoicing will be handled as follows:

(a)	With respect to each calendar month for which PeopleSupport *** (such month to be referred to as the “Subject Month”), PeopleSupport will invoice Expedia on or before the *** day of the calendar month *** the Subject Month. The amount for which PeopleSupport shall invoice Expedia for such Services shall be equal to *** (this amount shall be known as the “***”).

(b)	Expedia shall pay to PeopleSupport the *** on or before the *** day of that *** month *** the Subject Month.

(c)	***, PeopleSupport will *** due for such Subject Month in accordance with the applicable sections of the applicable Statement of Work and/or Schedule (such amount to be referred to as the “***”).

(d)	With respect to each Subject Month, if the *** is ***, then PeopleSupport will *** Expedia and Expedia will ***

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PeopleSupport *** within *** from date of *** (such *** to be referred to as the “***”).

(e)	If the *** for the Subject Month is ***, then PeopleSupport will *** Expedia the *** (such *** to be referred to as the “***”), which *** shall be ***. In the event of any termination prior to such *** being *** to Expedia, PeopleSupport will *** Expedia within thirty (30) days after the later to occur of (i) effective date of such termination or (ii) Transition Assistant Period.

(f)	PeopleSupport shall provide Expedia with full documentation reasonably supporting such ***.

(g)	For example:
If PeopleSupport were invoicing Expedia for the month of June, June would be deemed the “Subject Month”. PeopleSupport would invoice Expedia on or before the *** (i.e., the ***). The amount for which PeopleSupport would invoice Expedia for June Services would be *** (with such invoiced amount being the *** as described above). Expedia would then pay the *** to PeopleSupport on or before the *** (i.e., ***). If, ***, PeopleSupport determined that ***, PeopleSupport would ensure that ***. On the other hand, if ***, PeopleSupport determined that ***, PeopleSupport would ***.
(h)	The Parties agree that, in connection with Services rendered by PeopleSupport pursuant to the Statements of Work executed in connection herewith (e.g., on the Effective Date or after), the pricing associated with all Services rendered on or after September 1, 2006 shall be consistent with the pricing described in each such Statements of Work.

7.2.2	If PeopleSupport does not invoice Expedia for Services or approved reimbursable expenses within *** days after performing such Services or incurring such reimbursable expenses, PeopleSupport hereby *** to *** by Expedia.

7.2.3	Each Party agrees to continue performing its obligations under this Agreement while any dispute is being resolved unless and until such obligations are terminated by the termination or expiration of this Agreement. Expedia shall timely pay any undisputed
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invoices or any undisputed portion thereof. Unless Expedia provides PeopleSupport with notice in writing of a good faith dispute regarding the amounts due hereunder within *** days after the date of the invoice on which the invoicing appears, including the basis for such dispute, the invoice will be deemed approved by Expedia and the right to dispute any such amounts invoiced will be deemed waived.

7.2.4	At the conclusion of ***, Expedia’s obligation to *** will automatically expire, unless otherwise extended pursuant to Section 7.2.5.

7.2.5	Notwithstanding Section 7.2.4, Expedia’s obligation to *** will be extended until January 31, 2008, if the following events have occurred:

(a)	Prior to December 31, 2006, PeopleSupport shall have provided Expedia with a proposal for ***; and

(b)	Prior to October 1, 2007, PeopleSupport and Expedia shall have cooperated in good faith to determine ***.

7.2.6	Following any expiration of Expedia’s *** obligation ***, PeopleSupport will ***.
7.3	Taxes. It is agreed as follows:
(a)	Expedia shall be liable for and shall pay its own taxes on sales and profits, including any penalties and interest. PeopleSupport shall be liable for and shall pay its own taxes on sales and profits, including any penalties and interest.

(b)	Any payment made or to be made by Expedia pursuant to this Agreement shall be inclusive of VAT and Expedia shall not be obliged to pay any additional amount in respect of any liability of PeopleSupport to account for VAT to any tax authority. In this clause, VAT means value added tax or any similar sales or turnover tax of any jurisdiction

(c)	Where a party is required by law to withhold any taxes from payments to the other party, the paying party shall furnish the receiving party with the necessary withholding tax certificate(s). Such withholding is a tax liability of the receiving party and the receiving party will have no recourse to the paying party thereon (i.e., no gross-up).

(d)	PeopleSupport shall *** reasonably required by Expedia to *** tax liabilities hereunder.

(e)	Each party shall obtain the express consent of the other party before disclosing (partially or totally) this Agreement to a relevant tax authority, unless delaying disclosure until consent is received will violate an Applicable Law.
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ARTICLE 8. AUDITS
     8.1 Services. Upon reasonable prior notice from Expedia (but in any event not less than *** notice), PeopleSupport will provide, and will cause PeopleSupport Contractors to provide, Expedia and any of Expedia’s auditors with access to and any assistance that they may require for the purpose of performing audits, including intellectual property audits or audits or inspections of the Services, and related operational processes and procedures of PeopleSupport and PeopleSupport Contractors relating to the Services. If any audit by an auditor designated by Expedia or a regulatory authority results in PeopleSupport being notified that PeopleSupport or PeopleSupport Contractors are not in compliance with any Applicable Law or audit requirement, PeopleSupport will, and will cause PeopleSupport Contractors to, promptly take actions to comply with such audit. PeopleSupport will *** of any such response that is (i) required by an Applicable Law or audit requirement relating to PeopleSupport’s business, or (ii) necessary due to PeopleSupport’s noncompliance with any Applicable Law relating to PeopleSupport’s business) or any audit requirement relating to PeopleSupport’s business.
     8.2 Service Fees. Upon reasonable prior notice from Expedia (but in any event not less than *** notice), Expedia may audit PeopleSupport’s records and *** for the purpose of verifying PeopleSupport’s compliance with the terms of this Agreement, provided that any such audits will be conducted during normal business hours in such a manner as to not unreasonably interfere with the normal business operations of PeopleSupport. Any such audit will be paid for by Expedia unless such audit reveals an over-billing of five percent (5%) or more between amounts billed to Expedia and PeopleSupport’s records during the period audited, in which case PeopleSupport will reimburse Expedia for the third party costs incurred by Expedia as a result of the audit. PeopleSupport agrees to promptly correct any deficiencies detected in the audit and will promptly refund any overpayments disclosed by such an audit, or Expedia may, at its election, set off any such overpayment against any amounts subsequently due by Expedia to PeopleSupport.
     8.3 Record Retention. During the *** and for a ***, PeopleSupport will keep all usual and proper records related to the Services and this Agreement (“Record Retention Period”). The Record Retention Period shall not exceed *** years.
     8.4 Access. PeopleSupport will provide to Expedia, on any of PeopleSupport’s premises or Service Locations (or, if the audit is being performed of a PeopleSupport Contractor, PeopleSupport Contractor’s premises if necessary), access to all materials maintained at PeopleSupport, workspace, office furnishings (including lockable cabinets), telephone and facsimile services, utilities and office related equipment and duplicating services as Expedia may reasonably require to perform the audits described in this Article 8. In addition, PeopleSupport will grant Expedia or its designee access to PeopleSupport Personnel (including agents, trainers, supervisors and management personnel) as requested by Expedia to facilitate the audits descried in this Article 8.
ARTICLE 9. SECURITY
     9.1 Safety and Security Procedures. PeopleSupport agrees that it will maintain and enforce, at the Service Locations, safety and physical security policies and procedures in accordance with Expedia’s standard procedures applicable to Expedia facilities, as may be updated and furnished to PeopleSupport from time to time, or as otherwise agreed in writing by the Parties. At such times as such policies and procedures are updated and furnished, such policies and procedures shall focus on safety and security matters, and shall not seek to change business or legal terms unrelated to safety and security. Furthermore, where such safety and security procedures are (i) unique to Expedia, (ii) not standard in the industry and (iii) would result in a material increase in PeopleSupport’s costs under the Service Schedules so as to materially affect PeopleSupport’s costs, the implementation of such policy or procedure shall be made subject to the Change Order Process contemplated herein.
     9.2 Security Relating to Competitors. If PeopleSupport provides Services to an Expedia Competitor
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from a Service Location, then PeopleSupport will develop a process, subject to Expedia’s approval, to restrict access in any such shared environment to Expedia’s Confidential Information so that PeopleSupport Personnel providing services to such competitive business do not have access to Expedia’s Confidential Information. Notwithstanding the foregoing, where (i) a member of PeopleSupport management having responsibility for Expedia’s account requires, in order to perform his/her obligations on PeopleSupport’s behalf pursuant to this Agreement, access to Expedia’s Confidential Information and (ii) such member of PeopleSupport management also has responsibility for an Expedia Competitor, then (iii) such member of management shall be entitled to access to Expedia Confidential Information, such access to be limited to the minimum amount of Expedia Confidential Information essential in order to allow him/her to perform his/her obligations on PeopleSupport’s behalf pursuant to this Agreement.
     9.3 Security Assessments. PeopleSupport, through its internal assessors, will, at its expense, perform, or cause to have performed, once each year during the Term of this Agreement, assessments of PeopleSupport’s compliance with the security policies at the Service Location during the immediately preceding twelve (12) month period. PeopleSupport will provide to Expedia the results, including any findings and recommendations made by PeopleSupport’s assessors, of such assessment. Expedia may, at Expedia’s expense, perform the assessments described in this Section 9.3 and “snap” assessments (e.g., safety and data/physical security assessments) of the Service Locations.
ARTICLE 10. REGULATORY REQUIREMENTS
     10.1 Expedia Requirements. PeopleSupport will provide, to Expedia’s reasonable satisfaction, all support reasonably related to the scope of Services that is required for Expedia to meet all requirements imposed by Applicable Law, and will meet Expedia’s internal and external audit and compliance requirements, which may be more stringent than Applicable Law. To the extent such support is specific to Expedia’s requirements (as opposed to those of other customers of PeopleSupport as well)and involves a material change in cost, then the parties will use the Change Order process to provide for an appropriate fee adjustment.
     10.2 PeopleSupport Requirements. PeopleSupport will obtain and keep current all necessary licenses, approvals, permits and authorizations required of PeopleSupport by Applicable Law for its performance of the Services. PeopleSupport will be responsible for all fees and taxes associated with obtaining such licenses, approvals, permits and authorizations. PeopleSupport will be responsible for any fines and penalties arising from its noncompliance with any Applicable Law to which PeopleSupport is subject in performing Services, to the extent such noncompliance was not caused by Expedia.
     10.3 Changes in Law and Regulations. PeopleSupport will promptly identify and notify Expedia of any change in Applicable Law that may relate to the provision of the Services. PeopleSupport and Expedia will work together to identify the impact of such changes on how Expedia uses, and PeopleSupport provides, the Services (including whether the impact on the provision of the Services has any impact on the Service Fees). PeopleSupport will be responsible for any fines and penalties arising from any noncompliance with any Applicable Law relating to PeopleSupport’s performance of the Services. PeopleSupport will perform the Services regardless of changes in Applicable Law; provided, however, that PeopleSupport will not be required to violate any Applicable Law. If such changes prevent PeopleSupport from performing its obligations under this Agreement, PeopleSupport will develop and, upon Expedia’s approval, implement a suitable workaround until such time as PeopleSupport can perform its obligations under this Agreement without such workaround; provided, however, that if any change in Applicable Law or any workaround is specific to Expedia’s requirements (as opposed to those of other customers of PeopleSupport as well) will result in an increase in the Service Fees payable by Expedia by more than *** under this Agreement, Expedia may terminate the affected portion of the Services (including associated payment obligations other than for Services rendered or for Transition Services) upon *** written notice to PeopleSupport. In connection with the *** day notice referenced in the previous sentence, Expedia shall provide PeopleSupport with such notice following the earlier of (a) *** after receiving written notice from PeopleSupport of such *** Service Fee increase or (b) where PeopleSupport does not provide the written notice contemplated in (a) of
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this sentence, then *** days after Expedia becomes aware of such *** Service Fee increase. For avoidance of doubt, Expedia’s right to terminate as a result of such price increase of *** shall automatically expire and such Service Fee increase deemed *** at the conclusion of the earlier of the applicable notice period in (a) or (b) of the prior sentence. Such termination shall not excuse PeopleSupport from its obligations under the Transition Process to the extent Expedia elects to utilize such process.
     10.4 Payment Card Industry Regulations. PeopleSupport represents and warrants that it will, at its cost, comply with all payment card industry security requirements in performance of its obligations under this Agreement. Without limiting the generality of the foregoing, PeopleSupport will: (a) ensure the security of all cardholder account numbers and other cardholder personal information (“Cardholder Data”) in its possession (such possession to include Cardholder Data in the possession of PeopleSupport Personnel); (b) use Cardholder Data solely for the purpose of completing transactions, supporting a loyalty program, providing fraud control services, and other uses specifically required by law; (c) maintain appropriate business continuity procedures to ensure security of Cardholder Data in its possession (such possession to include Cardholder Data in the possession of PeopleSupport Personnel) or to which it has access (such access to include access maintained by PeopleSupport Personnel) in the event of a major business disruption, disaster or failure; (d) provide a payment card industry representative or a payment card industry-approved third party with full cooperation and access to conduct a thorough security review after a security intrusion to validate compliance with the payment card industry data security standards for protecting Cardholder Data and (e) continue to treat Cardholder Data in its possession (such possession to include that Cardholder Data in the possession of PeopleSupport Personnel) as of the termination date (and any Transition Period) as confidential and not use such data thereafter, notwithstanding any termination or expiration of this Agreement. Finally, upon the termination of (i) the relevant Statement of Work (and after any relevant Transition Period) and/or (ii) this Agreement generally (including in those instances where Cardholder Data has not been provided pursuant to a Statement of Work), PeopleSupport shall (1) return all Cardholder Data in its possession (such possession to include Cardholder Data in the possession of PeopleSupport Personnel) and certify that it no longer has any such Cardholder Data in its possession (such possession to include Cardholder Data in the possession of PeopleSupport Personnel) or (2) certify that it has destroyed all such Cardholder Data and no longer has any such Cardholder Data in its possession (such possession to include Cardholder Data in the possession of PeopleSupport Personnel); for the sake of clarity, it is understood and agreed by the parties that Cardholder Data is not subject to the record retention policies described in Section 8.3 (instead, PeopleSupport shall ensure that the return and/or destruction of such Cardholder Data is handled in the manner described in this Section). Finally, where fees and costs related to the involvement of a payment card industry representative or a payment card industry-approved third party contemplated by this Section need to be paid, such amounts shall be paid by PeopleSupport where it is determined that PeopleSupport’s operations or performance are not in compliance with relevant payment card industry security requirements. Where it is determined that PeopleSupport’s operations or performance are in compliance with relevant payment card industry security requirements, financial responsibility for such fees and costs shall be borne by Expedia.
ARTICLE 11. TERM AND TERMINATION
     11.1 Termination for Cause by Expedia. Expedia may terminate this Agreement, or an individual Statement of Work or Statements of Work, if PeopleSupport materially breaches any provision of this Agreement; provided, that if the breach is capable of being cured, (a) Expedia sends written notice to PeopleSupport describing the breach in reasonable detail, (b) PeopleSupport does not cure the breach within *** following its receipt of such notice, and (c) following the expiration of the cure period, Expedia sends a second written notice to PeopleSupport indicating Expedia’s election to terminate this Agreement or an individual Statement of Work or Statements of Work; provided that, if such default cannot practicably be cured within such *** period and is susceptible to a cure, then PeopleSupport will not be considered in default if it commences to cure within the initial cure period and in good faith diligently and continuously proceeds to cure the default. Notwithstanding the foregoing, PeopleSupport shall have no more than *** (i.e., such *** day period to be comprised of the *** day period referenced in the previous sentence, plus another *** days) to cure such default unless otherwise approved in writing by Expedia. If a breach is not capable of being cured, or if PeopleSupport has already received notice of
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and has cured *** or more material breaches in the immediately prior *** month period (collectively, a “Trigger Event”), then termination will be effective immediately upon written notice by Expedia to PeopleSupport. Expedia shall have *** days to provide PeopleSupport with written notice of such termination upon the occurrence a Trigger Event. Thereafter, such right of termination for the Trigger Event shall be deemed waived.
     11.2 Termination for Cause by PeopleSupport. PeopleSupport may terminate this Agreement, or an individual Statement of Work or Statements of Work, if Expedia breaches any material provisions of this Agreement, including its duty under this Agreement to pay undisputed material charges due and owing, provided that (a) PeopleSupport sends written notice to Expedia describing the breach in reasonable detail, (b) Expedia does not cure the breach within *** days following its receipt of such notice; provided however that the cure period for any failure to pay undisputed charges shall be *** days following receipt of such notice, and (c) following the expiration of the applicable cure period, PeopleSupport sends a second written notice to Expedia indicating PeopleSupport’s election to terminate this Agreement or an individual Statement of Work or Statements of Work. Except as expressly provided in this Section, PeopleSupport will have no other right to terminate this Agreement.
     11.3 Termination for Convenience. Expedia may terminate this Agreement or any or all Statements of Work upon *** days prior written notice to PeopleSupport specifying the extent of termination and the effective date thereof. After receipt of a such written notice, (a) PeopleSupport will not be obligated to continue performing any such terminated Services (other than responsibility for providing such Services under the applicable transition assistance provisions of this Agreement), (b) Expedia will pay PeopleSupport for all Services performed and all non-refundable expenses reasonably incurred prior to the effective date of such termination, (c) Expedia will not be obligated to pay PeopleSupport for any such terminated Services performed or expenses incurred after the effective date of such termination, and (d) neither Party will have any obligation or liability to the other (e.g. for anticipated revenues or profits based on this Agreement or for any costs or expenses incurred in reliance upon this Agreement) on account of any such termination of the Services; provided however that PeopleSupport shall be entitled (unless a lesser amount is otherwise agreed to in an individual Statement of Work with respect to such Statement of Work) to a one time payment of an amount equal to the lesser of (i) an amount equal to the product of *** multiplied by the *** for the terminated Service prior to such termination notice, or (ii) ***. For the sake of clarity, the *** amount referenced in the previous sentence shall constitute the maximum amount of termination for convenience fees that Expedia shall be obligated to pay ever to PeopleSupport for terminating Services for convenience during the term of the Agreement and/or during the term of any Statement of Work entered into under this Agreement.
     11.4 Rights and Remedies of Expedia. Upon expiration or termination of this Agreement or a Statement of Work for any reason, Expedia will have the right to take possession of any partially completed Developed Work in progress, provided that all undisputed payments with regard to such work have been made in full to PeopleSupport by Expedia. In such event, PeopleSupport will (a) deliver to Expedia any and all materials or Developed Works relating to such partially completed Developed Work in progress, and (b) with respect to PeopleSupport Works, Third Party Works and Developed Works comprising such partially completed Developed Work in progress, be deemed to have granted to Expedia the rights and licenses as set forth in Article 15.
     11.5 Survival. Termination of this Agreement will not affect the rights and/or obligations of the Parties which arose prior to any such termination (unless otherwise provided herein) and such rights and/or obligations will survive any such expiration or termination. Except as otherwise specifically set forth in this Agreement, the following sections will survive the expiration or termination of this Agreement for any reason, whether in whole or in part, Articles 1, 8 and 12-22 and Sections 3.10, 5.5 and 11.5. All other sections will terminate upon the expiration or termination of this Agreement for any reason.
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ARTICLE 12. TRANSITION ASSISTANCE
     12.1 Transition Assistance. At Expedia’s request and option, during the period commencing upon the date of expiration or earlier termination of this Agreement or an individual Statement of Work and expiring *** days thereafter (“Transition Assistance Period”), PeopleSupport will provide to Expedia or to its designee the Transition Assistance Services. Transition Assistance Services will be provided to Expedia by PeopleSupport ***; provided however that PeopleSupport may require pre-payment of fees relating to such transition assistance in the event that this Agreement or any individual Statement of Work were terminated pursuant to Section 11.2. At Expedia’s option and election, Expedia may extend the Transition Assistance Period for an *** days upon written notice to PeopleSupport.
     12.2 Performance. PeopleSupport will provide the Transition Assistance Services subject to and in accordance with the terms and conditions of this Agreement. PeopleSupport will perform the Transition Assistance Services with at least the same degree of *** and *** as it provided and was required to provide the *** during the Term. Notwithstanding anything herein to the contrary, PeopleSupport shall be relieved of any Performance Credits during such Transition Assistance Period.
     12.3 Scope. The Transition Assistance Services will include, as requested by Expedia, the following Services, functions and responsibilities, (a) assist Expedia in developing a written transition plan for the transition of the Services to Expedia or its designee, which plan will include capacity planning, facilities planning, human resources planning, telecommunications planning and other planning necessary to effect the transition, (b) perform programming and consulting services as requested to assist in implementing the transition plan, (c) train personnel designated by Expedia in the use of any equipment, software, systems, materials or tools used in connection with the provision of the Services, (d) catalog all software, Expedia Data, equipment, materials, Third Party contracts and tools used to provide the Services, (e) provide machine readable listings and associated documentation for source code for software owned by Expedia and source code to which Expedia is entitled under this Agreement and assist in its re-configuration, (e) analyze and report on the space required for the Expedia Data and the software needed to provide the Services, (f) assist in the execution of a parallel operation, data migration and testing process, (g) create and provide copies of the Expedia Data in the format and on the media reasonably requested by Expedia, and (h) provide other technical assistance as reasonably requested by Expedia in connection with Expedia’s transfer of Services to Expedia or its designee.
     12.4 Rates and Charges. If Expedia requests that PeopleSupport provide or perform Transition Assistance Services in accordance with this Agreement, Expedia will pay PeopleSupport the rates and charges specified in the applicable Statement of Work for the additional PeopleSupport Personnel or resources required to perform such Transition Assistance Services. PeopleSupport will have no obligation to provide such services until the Parties have agreed in writing to the applicable rates and changes as specified in a Statement of Work. To the extent the Transition Assistance Services requested by Expedia can be provided by PeopleSupport using personnel and resources already assigned to Expedia, there will be no additional charge to Expedia for such Transition Assistance Services. If the Transition Assistance Services requested by Expedia cannot be provided by PeopleSupport using personnel and resources already assigned to Expedia, Expedia, in its sole discretion, may forego or delay any work activities or temporarily or permanently adjust the work to be performed by PeopleSupport, the schedules associated therewith to permit the performance of such Transition Assistance Services using such personnel or resources.
     12.5 Breach of Transition Assistance Services. If PeopleSupport breaches (or attempts or threatens to breach) its obligations to provide Expedia with Transition Assistance Services or Services provided under this Article 12, Expedia will be *** and may proceed ***. If a court should find that PeopleSupport has breached (or attempted or threatened to breach) any such obligations, PeopleSupport agrees that *** or other ***, it will *** the
Expedia & PeopleSupport Contact Center Services Agreement
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*** by PeopleSupport and *** it from any further ***.
Expedia & PeopleSupport Contact Center Services Agreement
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ARTICLE 13. CONFIDENTIALITY
     13.1 Confidential Information. PeopleSupport and Expedia each acknowledge that it may be furnished with, receive or otherwise have access to information of or concerning the other Party which such Party considers to be confidential, a trade secret or otherwise restricted. As used in this Agreement, “Confidential Information” means all information, in any form, furnished or made available directly or indirectly by one Party to the other which is marked confidential, restricted, or with a similar designation. The terms and conditions of this Agreement will be deemed Confidential Information. In the case of Expedia, Confidential Information also will include, whether or not designated “Confidential Information”: (a) the specifications, designs, documents, correspondence, software, documentation, data and other materials and work products produced by or for PeopleSupport under any Statement of Work or otherwise, or provided to PeopleSupport, in the course of performing the Services; (b) all information concerning the operations, affairs and businesses of Expedia, the financial affairs of Expedia, and the relations of Expedia with its customers, employees and service vendors (including Expedia Data, Expedia lists, Expedia information, consumer credit information, account information and consumer markets); (c) software provided to PeopleSupport by or through Expedia; (d) Expedia Personal Information; and (e) other information or data stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored, archived or maintained by PeopleSupport under this Agreement (collectively, the “Expedia Confidential Information”).
     13.2 Obligations. Expedia and PeopleSupport will each refrain from disclosing and using, will hold as confidential, and will use at least the same level of care as each employs to avoid and prevent unauthorized disclosure of its own information, but in any event no less than the level of care required in this Agreement and, if not specified in this Agreement, then the level of care that is not less than that required through the use of commercially reasonable efforts, to prevent disclosing to unauthorized parties, and to hold confidential, the Confidential Information of the other Party, provided that PeopleSupport may disclose or use such information to properly authorized entities as and to the extent necessary for performance of the Services, and Expedia may disclose such information to Third Parties as and to the extent necessary for the conduct of its business, where in each such case, the receiving entity first agrees in writing to the obligations described in this Article 13. Any disclosure to such entities will be under terms and conditions substantially the same as those provided herein and Expedia and PeopleSupport will be responsible for any breaches of such terms and conditions by such entities.
     13.3 Compliance with Confidentiality Provisions. PeopleSupport will cause PeopleSupport Personnel to comply with these confidentiality provisions during the course of employment with PeopleSupport and for as long as PeopleSupport’s confidentiality obligations remain in effect. Prior to being allowed access to Expedia Confidential Information, all PeopleSupport’s Personnel will have executed an individual confidentiality agreement that individually and personally binds such individuals to the obligations substantially similar to those set forth in the Proprietary Information and Inventions Agreement attached hereto as Exhibit H.
     13.4 Disclosure or Loss of Confidential Information. In the event of any disclosure or loss of, or inability to account for, any Confidential Information of the furnishing Party, the receiving Party promptly will: (a) notify the furnishing Party upon becoming aware thereof; (b) take such actions as may be necessary or reasonably requested by the furnishing Party to minimize the violation; and (c) cooperate in all reasonable respects with the furnishing Party to minimize the violation and any damage resulting therefrom.
     13.5 Exclusions. Notwithstanding anything to the contrary in this Article 13, the following information will not be deemed “Confidential Information” and will not be subject to the terms of this Article 13: any information that (a) was, at the time of disclosure to it, in the public domain; (b) after disclosure to the receiving Party, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (c) was in the possession of the receiving Party at the time of disclosure to it without obligation of confidentiality; (d) was received after disclosure to it from a Third Party who had a lawful right to disclose such information to it without any obligation to restrict its further
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use or disclosure; or (e) was independently developed by the receiving Party without reference to Confidential Information of the furnishing Party.
     13.6 No Implied Rights. Each Party’s Confidential Information will remain the property of that Party. Nothing contained in this Article 13 will be construed as obligating a Party to disclose its Confidential Information to the other Party, or as granting to or conferring on a Party, expressly or impliedly, any rights or license to the Confidential Information of the other Party, and any such obligation or grant will only be as provided by other provisions of this Agreement.
     13.7 Expedia Information Privacy Protection. PeopleSupport acknowledges that Expedia is subject to certain federal, state and local laws, rules, regulations and ordinances governing or relating to privacy and confidentiality of personal information (collectively, the “Privacy Laws”) as such personal information may be defined in the Privacy Laws or constituting information that relates to a specific, identifiable, individual person of Expedia’s customers and employees and the individuals about whom Expedia has or collects financial and other personally identifiable information (collectively, “Personal Information”). Expedia and PeopleSupport agree to cooperate with each other with respect to the other’s obligations under the Privacy Laws. Each of PeopleSupport and Expedia will comply with all applicable Privacy Laws relating to the collection, use and disclosure of Expedia’s and Expedia’s customers’, employees’ and other individuals’ Personal Information. Without limiting the generality of the foregoing, PeopleSupport’s obligations with respect to specific Privacy Laws include the obligations described in this Article 13 and in Expedia security policies, as each may change from time to time, as well as the privacy and data protection requirements of non-U.S. jurisdictions to which any of Expedia, any Expedia Data, or any of the Services or Deliverables are subject.
     13.8 Remedies. Breach of this Article 13 will be deemed a material breach of this Agreement. The Parties acknowledge that a breach of Article 13 would cause irreparable harm, the extent of which would be difficult to ascertain. Accordingly, they agree that, in addition to any other legal remedies to which the non-breaching Party may be entitled, such Party will be entitled to *** in the event of a breach of this Article 13.
ARTICLE 14. SAFEGUARDING OF EXPEDIA DATA
     14.1 Expedia Data. Expedia Data will be and remain, as between the Parties, the property of Expedia. PeopleSupport will not possess or assert any lien or other right against or to Expedia Data. No Expedia Data, or any part thereof, will be sold, assigned, leased or otherwise disposed of to Third Parties by PeopleSupport or commercially exploited by or on behalf of PeopleSupport. Upon Expedia’s request, the termination or expiration of this Agreement for any reason (including termination for cause) or, with respect to any particular Expedia Data, on such earlier date that the same will be no longer required by PeopleSupport in order to render the Services under any Statement of Work, such Expedia Data (including copies thereof) will be promptly returned to Expedia by PeopleSupport in a form reasonably requested by Expedia or, if Expedia so elects, will be destroyed by PeopleSupport and PeopleSupport will certify such destruction in writing. Expedia Data will not be utilized by PeopleSupport for any purpose other than that of rendering the Services under this Agreement. In utilizing the Expedia Data as permitted in the forgoing sentence, PeopleSupport will make Expedia Data available only to those PeopleSupport employees and contractors who are assigned by PeopleSupport to perform the Services and only to the extent necessary for those individuals to perform their specific responsibilities in connection with PeopleSupport’s performance and delivery of the Services.
     14.2 Data Protection Laws. PeopleSupport will perform the Services and PeopleSupport’s other obligations in a manner that complies with all applicable Expedia policies, as such policies change from time to time, and applicable data protection laws and the Privacy Laws including any Applicable Laws relating to the collection, use, processing, protection or disclosure of data relating to individuals or corporations, including personal data, during the provision of the Services delivered under this Agreement (collectively, “Data Protection Laws”).
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PeopleSupport will not take any action that puts Expedia in breach of its obligations under the Data Protection Laws and nothing in this Agreement will be deemed to prevent Expedia from taking the steps it reasonably deems necessary to comply with the Data Protection Laws.
     14.3 Safeguarding Expedia Data. PeopleSupport *** and *** that PeopleSupport has, and will continue to have *** PeopleSupport ***, adequate administrative, technical, and physical safeguards: (a) to insure and protect the security and confidentiality of Expedia Data, (b) to protect against any reasonably anticipated threats or hazards to the security or integrity of Expedia Data that could result in harm or inconvenience to any Expedia customer, and (c) to protect against unauthorized access to or use of Expedia Data. Expedia will have the right to establish backup security for Expedia Data and to keep backup Expedia Data and Expedia Data files in its possession (such possession to include that Expedia Data in the possession of PeopleSupport Personnel) if it chooses. Without limiting the generality of Section 14.3:
(a)	PeopleSupport Personnel will not attempt to access, or allow access to, any Expedia Data which they are not permitted to access under this Agreement. If such access is attained, PeopleSupport will immediately terminate such access, report such incident to Expedia, describe in detail the accessed Expedia Data and return to Expedia any copied or removed Expedia Data.

(b)	With respect to all PeopleSupport facilities, PeopleSupport will utilize ***, including through systems security measures, to guard against the unauthorized access, alteration or destruction of software, and Expedia Data. Such measures will include the installation of software which (i) requires all users to enter a user identification and password prior to gaining access to the information systems; (ii) controls and tracks the addition and deletion of users; and controls and tracks user access to areas and features of the information systems;

(c)	PeopleSupport will use (and will cause PeopleSupport Personnel to use) the Expedia information technology system only as authorized by Expedia and only for the purpose of providing the Deliverables and Services to and for Expedia;

(d)	PeopleSupport will not (and will cause PeopleSupport Personnel not to) break, bypass or circumvent, or attempt to break, bypass or circumvent, any security system or measure of Expedia, or obtain, or attempt to obtain, access to any hardware, program or data other than that that which PeopleSupport owns, is developing or testing pursuant to PeopleSupport provision of the Deliverables and Services or to which PeopleSupport has been given access by Expedia in writing;

(e)	PeopleSupport will observe and comply with (and will cause PeopleSupport Personnel to comply with) all security, conduct and safety measures, policies, procedures and regulations including, without limitation, encryption of data as Expedia may establish or provide to PeopleSupport from time to time; and

(f)	PeopleSupport will not intercept, monitor, listen to or access or attempt to intercept, monitor, listen to or access any communications by Expedia personnel and/or Expedia Contractors who use PeopleSupport’s telecommunications, computer hardware or other communications equipment at the Service Locations or otherwise.
ARTICLE 15 INTELLECTUAL PROPERTY
     15.1 Expedia Works. Expedia will be the sole and exclusive owner of all Expedia Works, including all Intellectual Property Rights in such Works. Expedia grants to PeopleSupport a non-exclusive, non-transferable, worldwide, limited right and license to use, execute, reproduce, display, perform, modify, enhance and create Derivative Works of the Expedia Works for the sole purpose of providing the Services during the Term (and any
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applicable Transition Period) pursuant to this Agreement; provided, that this license does not give PeopleSupport the right, and PeopleSupport is not authorized, to sublicense such Expedia Works or use them for the benefit of other customers or for any other purpose without Expedia’s prior consent. PeopleSupport will cease use of such Expedia Works upon termination of this Agreement.
     15.2 PeopleSupport Works. PeopleSupport will be the sole and exclusive owner of all PeopleSupport Works, including all Intellectual Property Rights in such Works. In the event that PeopleSupport makes available to Expedia any PeopleSupport Works as part of the Services PeopleSupport is performing for Expedia under a Statement of Work, then PeopleSupport grants to Expedia a temporary, limited, non-exclusive license to use such PeopleSupport Works during the term of that Statement of Work in connection with the Services. Unless otherwise specified in a Statement of Work, the foregoing license will be provided to Expedia on a royalty-free basis. For avoidance of doubt, any PeopleSupport Works that are used by PeopleSupport for solely internal functions in connection with performing the Services, and which are not otherwise accessed by or made available to Expedia will not be subject to the foregoing license grant. PeopleSupport will not incorporate any PeopleSupport Works into any Developed Work without the prior written consent of Expedia. Upon introduction of any PeopleSupport Works into any Developed Work, where such introduction occurs without the prior written consent of Expedia, PeopleSupport grants to Expedia without additional charge, a perpetual, irrevocable, royalty-free, fully paid-up worldwide, non-exclusive license to use, reproduce, perform, display, transmit, distribute, modify, create Derivative Works of, make, have made, and import those PeopleSupport Works (and with respect to PeopleSupport Works that are software, source code for such software) in relation to the Services that are reasonably necessary to Expedia for the continued operation of its business (including after the termination of this Agreement and any Statement(s) of Work) and in order to receive all the privileges of ownership in the Developed Works, and to sublicense such rights solely in relation to the Developed Works (and only as reasonably necessary for Expedia’s continued operation of its business). Such license will be provided at no additional charge.
     15.3 Third Party Works. PeopleSupport will not incorporate any Third Party Works into any Developed Work without the prior written consent of Expedia. Unless otherwise agreed by the Parties in writing or where Expedia has an existing license to the subject Third Party Work(s) so as to allow Expedia to utilize the subject Third Party Work without any additional cost or expense, then prior to installation or use of any Third Party Works, PeopleSupport will obtain the right to grant and will grant to Expedia without additional charge, a perpetual, irrevocable, royalty-free, fully paid-up worldwide, non-exclusive license to use, reproduce, perform, display, transmit, distribute, modify, create Derivative Works of, make, have made, sell, offer for sale and import Third Party Works (and with respect to Third Party Works that are software, source code for such software) and to sublicense such rights to other entities for any purpose. Where PeopleSupport is unable to secure such rights for Expedia, PeopleSupport shall pay all amounts necessary in order to independently develop intellectual property equivalent in terms of functionality and effectiveness for Expedia’s benefit so as to provide Expedia with rights equivalent to those referenced in this paragraph (above) (the “Equivalent IP Development Obligation”). Where, in connection with discharging its obligations in connection with the Equivalent IP Development Obligation, PeopleSupport reasonably concludes that it cannot successfully have the subject intellectual property developed for Expedia’s benefit in the manner required above for less than *** , then PeopleSupport shall promptly pay to Expedia (without deduction for any amounts previously expended by PeopleSupport in connection with the Equivalent IP Development Obligation) *** ; upon Expedia’s receipt of such payment, PeopleSupport shall have no further responsibility for the Equivalent IP Development Obligation. Notwithstanding anything herein to the contrary, PeopleSupport’s maximum liability with respect to its obligation under this Section 15.3 shall *** an *** of *** .
     15.4 Rights in Developed Works. Each Schedule or other Statement of Work under this Agreement that calls for the development of any Developed Work(s) shall specify the Developed Works and the scope of the applicable license that PeopleSupport grants to Expedia in such Developed Works or may allocate ownership of the Developed Works to
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Expedia. Subject to the provisions of Section 15.2 or Section 15.3, as the case may be, if such Statement of Work does not specify the scope of Expedia’s license or allocate ownership of the Developed Works to Expedia, then PeopleSupport hereby grants to Expedia and its Affiliates a non-exclusive, perpetual, worldwide, royalty-free right and license to use, reproduce, modify, display, distribute, create derivative works of, and otherwise exploit the Developed Works for Expedia’s and it’s Affiliates’ internal use, and to sublicense the foregoing rights to third parties (including, but not limited to, Expedia Contractors) who are performing services on behalf of Expedia and/or Expedia’s Affiliates. However, Expedia may not sublicense or distribute the Developed Works to any third party for any other reason (including, but not limited to, re-selling or re-licensing such Developed Works for the third party’s own use or use with other third party clients). For the sake of clarity, all rights in and to the Developed Works, including all Intellectual Property Rights, shall be owned exclusively by PeopleSupport (subject to the foregoing license rights), unless the parties agree to otherwise in the applicable Statement of Work. PeopleSupport will, promptly as it is developed by PeopleSupport, provide Expedia with all of the source code (except where it is source code for Third Party Works and is unavailable), object code and documentation for all Developed Works. Such source code will be sufficient to allow a reasonably knowledgeable and experienced programmer to maintain and support such Works and the user Documentation for such Works will accurately describe in terms understandable by a typical end user the functions and features of such Works and the procedures for exercising such functions and features.
     15.5 Moral Rights. To the extent allowed by Applicable Law, the Intellectual Property Rights assigned in this Article 15 and any license to Expedia hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as “moral right”, “artist’s rights’, “droit moral” or the like. To the extent any of the foregoing is ineffective under Applicable Law, PeopleSupport hereby provides any and all ratifications and consents necessary to accomplish the purposes of the foregoing to the extent possible. PeopleSupport will confirm any such ratifications and consents from time to time as requested by Expedia. If any PeopleSupport Contractor provides any Services, PeopleSupport will obtain the foregoing ratifications, consents and authorizations from such performs for Expedia’s exclusive benefit.
     15.6 Intellectual Property Rights Agreements with PeopleSupport Personnel. PeopleSupport is responsible for having in place with all PeopleSupport Personnel (either directly or indirectly through their respective employers) such agreements respecting Intellectual Property Rights as are necessary for PeopleSupport to fulfill its obligations under this Article 15.
     15.7 Other Obligations and Rights Regarding Developed Works. Following the creation of any Developed Works with respect to which any Intellectual Property Rights will be owned by Expedia, PeopleSupport will promptly disclose the Developed Works and relevant details in writing to Expedia. In addition, PeopleSupport will follow its standard processes and procedures to assess whether any patentable inventions or processes have been created in the course of performing the Services and provide to Expedia any invention disclosure prepared by PeopleSupport in accordance with its standard processes and procedures. All licenses and rights granted under or pursuant to this Agreement will be deemed to be, for the purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses to rights in “intellectual property” as defined under the Bankruptcy Code. Accordingly, the licensee of such rights will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Upon the commencement of bankruptcy proceedings by or against either Party under the Bankruptcy Code, the other Party will be entitled to retain all of its license rights granted under this Agreement.
     15.8 Publicly Available Software and Malicious Code. PeopleSupport will not incorporate any Publicly Available Software in whole or in part into any part of the Developed Works or Expedia Works or use Publicly Available Software in whole or in part in the development of any part of the Developed Works in a manner that may subject the Developed Works or the Expedia Works, in whole or in part, to all or part of the license obligations of any Publicly Available Software. PeopleSupport will employ the most current available antivirus programs and policies to reduce the risk to the maximum extent reasonably possible that no forms of Malicious Code are introduced into Deliverables or Developed Works or the equipment or software of Expedia or Expedia Contractors (as applicable to PeopleSupport).Additionally, PeopleSupport will not (a) incorporate Malicious Code into the Deliverables, Developed Works, or equipment or software of Expedia or Expedia Contractors (as applicable to PeopleSupport),
Expedia & PeopleSupport Contact Center Services Agreement

(b) invoke any hardware limiting, software limiting or services limiting function (including any key, node lock, time out or other similar functions) at any time, whether implemented by electronic or other means into the Deliverables, Developed Works, or equipment or software of Expedia or Expedia Contractors (as applicable to PeopleSupport).
ARTICLE 16. REPRESENTATIONS AND WARRANTIES
     16.1 Expedia Representations and Warranties. Expedia represents, warrants and covenants that: (a) Expedia has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; (b) the execution, delivery and performance of this Agreement has been duly authorized by Expedia; (c) Expedia is in compliance in all respects with all Applicable Laws in connection with its obligations under this Agreement and will obtain all applicable permits and licenses required of Expedia in connection with its obligations under this Agreement; (d) the Expedia Works will not infringe upon the proprietary rights of any Third Party and (e) there is no outstanding litigation, arbitrated matter or other dispute to which Expedia or an Expedia Affiliate is a party which, if decided unfavorably to Expedia or such Expedia Affiliate, would reasonably be expected to have a potential or actual material adverse effect on Expedia’s or PeopleSupport’s ability to fulfill its respective obligations under this Agreement.
     16.2 PeopleSupport Representations and Warranties. PeopleSupport represents, warrants and covenants that: (a) PeopleSupport has all requisite necessary right, power and authority to execute this Agreement and grant the rights herein; (b) PeopleSupport is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it; (c) the execution of this Agreement and performance of the Services by PeopleSupport will not violate any service, employment, confidentiality, consulting or other agreement to which PeopleSupport or PeopleSupport Personnel is a party or by which PeopleSupport or PeopleSupport Personnel may be bound; (d) PeopleSupport will comply with all Applicable Laws (including, but not limited to, ***, provided however that PeopleSupport shall be entitled to *** (where such *** and ***) with respect to such requirements and in so doing shall be deemed to be in compliance); (e) PeopleSupport will obtain all applicable permits and licenses required of PeopleSupport in connection with its obligations under this Agreement, the absence of which will have a material adverse impact on PeopleSupport’s ability to provide Services; (f) PeopleSupport will perform the Services in a timely, efficient, expeditious and professional manner, in accordance with the practices and professional standards used in well managed operations performing services similar to the Services; (g) all PeopleSupport Personnel will be properly qualified and experienced to perform the Services; (h) PeopleSupport will (1) use efficiently the resources or services necessary to provide the Services, and (2) perform the Services in the most cost efficient manner consistent with the required level of quality and performance; (i) neither the PeopleSupport Works or Developed Works will infringe upon the proprietary rights of any Third Party; (j) as of the Effective Date, PeopleSupport is in *** with the *** in ***; and (k) there is, as of the Effective Date, no outstanding litigation, arbitrated matter or other dispute to which PeopleSupport is a party which, if decided unfavorably to PeopleSupport, would reasonably be expected to have a potential or actual material adverse effect on Expedia’s or PeopleSupport’s or its Affiliates ability to fulfill its respective obligations under this Agreement and, PeopleSupport shall *** Expedia in the event of receipt of a claim, the commencement of litigation, an arbitrated matter or other dispute to which PeopleSupport or an Affiliate of PeopleSupport is a party which, if decided unfavorably to PeopleSupport or its Affiliate(s), would reasonably be expected to have a potential or actual material adverse effect on Expedia’s or PeopleSupport’s ability to fulfill its respective obligations under this Agreement; in such event, Expedia shall have a right to *** of any kind on *** written notice; provided however that this Section 16.2(j) shall not apply to the extent that the litigation, arbitrated matter or other dispute is brought against Expedia or an Expedia Affiliate and arise out of an alleged act that, if true, would constitute a breach of a material provision of this Agreement by Expedia or an Expedia Affiliate and PeopleSupport is joined as a party thereto.
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     16.3 Disclaimer. EXCEPT AS SPECIFIED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS, CONDITIONS OR WARRANTIES TO THE OTHER PARTY, WHETHER EXPRESS OR IMPLIED, AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF NON INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
ARTICLE 17. INDEMNITY
     17.1 Indemnity by PeopleSupport. PeopleSupport agrees to indemnify, defend and hold harmless Expedia, its Affiliates and their respective officers, directors, employees, agents, representatives, successors, and assigns (“Indemnified Parties”), from and against any and all third party claims, damages, losses, suits, actions, demands, proceedings, expenses, and/or liabilities of any kind (including but not limited to reasonable attorneys’ fees incurred an/or those necessary to successfully establish the right to indemnification) threatened, asserted or filed (collectively, “Claims”), against Expedia and/or any Expedia Indemnified Party, to the extent that such Claims arise out of or relate to: (a) PeopleSupport’s *** or *** of any *** or *** made by PeopleSupport in this Agreement; (b) Infringement or misappropriation or alleged infringement or misappropriation of an Intellectual Property Right of a Third Party; (c) violation by PeopleSupport of Applicable Law; (d) Claims by government regulators or agencies for fines, penalties, sanctions, underpayments or other remedies to the extent such fines, penalties, sanctions, underpayments or other remedies is caused by PeopleSupport’s failure to perform its responsibilities under this Agreement; (d) the death or bodily injury of any agent, employee, customer, business, invitee, business visitor or other person caused by the negligence or other tortuous conduct of PeopleSupport or the failure of PeopleSupport to comply with its obligations under this Agreement; and (e) the damage, loss, disappearance or destruction of any real or tangible personal property caused by the negligence or other tortious conduct of PeopleSupport or the failure of PeopleSupport to comply with its obligations under this Agreement. PeopleSupport shall pay any and all reasonable expenses and other costs incurred by Expedia arising in connection with PeopleSupport’s obligations under this Section 17.1 promptly upon demand by Expedia. Notwithstanding the foregoing, PeopleSupport shall not be obligated to indemnify Expedia or applicable Affiliate to the extent Claim(s) arise out of a breach of the Agreement by Expedia or such applicable Affiliate, violation of Applicable Law by Expedia or such applicable Affiliate, or Expedia or such applicable Affiliate is otherwise under an obligation to indemnify PeopleSupport hereunder.
     17.2 Infringement. Notwithstanding anything in this Agreement to the contrary, should the Developed Works provided and/or the Services performed (or any portion thereof) under this Agreement be enjoined or be threatened to be enjoined, PeopleSupport will notify Expedia and immediately, at PeopleSupport’s expense: (procure for Expedia the right to continue use, sale, and/or marketing of the Developed Works provided and/or the Services performed (or any portion thereof) under this Agreement or (b) replace or modify the Developed Works provided and/or the Services performed (or any portion thereof) under this Agreement such that it is non-infringing, provided that the replacement or modification meets the requirements of this Agreement to Expedia’s reasonable satisfaction. If (a) or (b) are not available to PeopleSupport, in addition to any damages or expenses reimbursed under this Section 17.2, Expedia will have the right to terminate this Agreement and PeopleSupport will *** with *** the ***.
     17.3 Indemnification Procedures. Expedia will have the right to *** the *** by PeopleSupport for *** of the ***, Expedia’s right of *** not to be ***. Expedia will provide PeopleSupport reasonably prompt written notice of any such Claims and provide PeopleSupport with reasonable information and assistance, at PeopleSupport’s expense, to help PeopleSupport to defend such Claims. PeopleSupport will not have any right, without Expedia’s written consent, to settle any such claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation to or admission or acknowledgment of, any liability or wrongdoing (whether in contract, tort or otherwise) on the part of Expedia or its Affiliates or otherwise requires Expedia or its Affiliates to take or refrain from taking any material action (such as the payment of fees).
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     17.4 Expedia Indemnity. Expedia agrees to indemnify, defend and hold PeopleSupport, its Affiliates and their respective officers, directors, employees, agents, representatives, successors, and assigns harmless from and against any and all third party Claims to the extent such Claims ***. Expedia shall pay any and all expenses and other costs incurred by PeopleSupport arising in connection with its obligations under this Section 17.4 promptly upon demand. Notwithstanding the foregoing, Expedia shall not be obligated to indemnify PeopleSupport or its Affiliates to the extent such Claim(s) arise out of a breach of the Agreement by PeopleSupport or its Affiliates, violation of Applicable Law by PeopleSupport or its Affiliates, or PeopleSupport or its Affiliates are otherwise under an obligation to indemnify Expedia hereunder.
     17.5 Indemnification Procedures. To the extent an indemnifiable claim exists pursuant to Section 17.4, PeopleSupport will have the right to approve the counsel selected by Expedia for defense of the Claims, PeopleSupport’s right of approval not to be unreasonably withheld. PeopleSupport will provide Expedia reasonably prompt written notice of any such Claims and provide Expedia with reasonable information and assistance, at Expedia’s expense, to help Expedia to defend such Claims. Expedia will not have any right, without PeopleSupport’s written consent, to settle any such claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation to or admission or acknowledgment of, any liability or wrongdoing (whether in contract, tort or otherwise) on the part of PeopleSupport or its Affiliates or otherwise requires PeopleSupport or its Affiliates to take or refrain from taking any material action (such as the payment of fees).
ARTICLE 18 LIMITATION OF LIABILITY
     18.1 LIMITATIONS. EXCEPT FOR *** OR ***, IN NO EVENT WILL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY NATURE ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF SUCH PARTY WILL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING WILL APPLY REGARDLESS OF THE NEGLIGENCE OR OTHER FAILURE OF EITHER PARTY AND REGARDLESS OF WHETHER SUCH LIABILITY ARISES IN CONTRACT NEGLIGENCE, TORT, STRICT LIABILITY OR ANY OTHER THEORY OF LIABILITY.
     18.2 MAXIMUM LIABILITY. EXCEPT FOR *** OR ***, UNDER NO CIRCUMSTANCES WILL EITHER PARTY, ITS AFFILIATES AND/OR RELATED COMPANIES BE LIABLE TO THE OTHER PARTY FOR AN AMOUNT *** THAN *** OF (A) ***, OR (B) THE *** PAID AND PAYABLE BY EXPEDIA UNDER THE APPLICABLE STATEMENT OF WORK IN THE *** MONTH PERIOD THAT IMMEDIATELY PRECEDED THE ACT WHICH GAVE RISE TO THE CLAIM OR, IF A *** PERIOD HAS NOT PASSED, THEN THE *** OF (I) THE AMOUNT PAID AND PAYABLE DURING SUCH SHORTER PERIOD OR (II) THE AMOUNT DETERMINED BY ADDING ALL AMOUNTS PAID AND PAYABLE OVER THE SHORTER PERIOD, THEN DIVIDING SUCH SUM BY THE NUMBER OF MONTHS COMPLETED DURING SUCH SHORTER PERIOD AND THEN MULTIPLYING SUCH QUOTIENT BY ***. THE FOREGOING LIMITATIONS OF LIABILITY WILL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY HEREIN.
ARTICLE 19 INSURANCE
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

     19.1 Insurance. PeopleSupport warrants that it will maintain sufficient insurance coverage to enable it to meet its obligations created by this Agreement and by law. Without limiting the foregoing, to the extent this Agreement creates exposure generally covered by the following insurance policies, PeopleSupport will maintain (and will cause each of its PeopleSupport Contractors performing any services hereunder to maintain) at its sole cost and expense at least the following insurance covering its obligations under this Agreement:
(a)	Commercial General Liability insurance, including (i) bodily injury, (ii) property damage, (iii) contractual liability coverage, and (iv) personal and advertising injury, in an amount not less than ***;

(b)	Workers Compensation at statutory limits and Employer’s Liability at limits not less than ***; and

(c)	Professional Liability Insurance covering errors and omissions and wrongful acts in the performance of the Services. Such insurance will bear a combined single limit per occurrence of not less than ***.
     19.2 Policy Details. PeopleSupport will ensure that all of the above policies (a) contain a waiver of subrogation against Expedia and its Affiliates, (b) name Expedia and its Affiliates and assignees as additional insureds, provided that PeopleSupport shall not be required to include Expedia or its Affiliates as additional insureds with respect to (and only with respect to) PeopleSupport’s professional liability insurance covering errors and omissions and (c) contain a provision requiring at least thirty (30) days’ prior written notice to Expedia of any cancellation, modification or non-renewal. Within thirty (30) days following the Effective Date, and upon the renewal date of each policy, PeopleSupport will furnish to Expedia certificates of insurance and such other documentation relating to such policies as Expedia may reasonably request.
ARTICLE 20 CONTINUED PROVISION OF SERVICES
     20.1 Force Majeure. If PeopleSupport’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by any cause or condition beyond its reasonable control, such as fire, flood, earthquake, human health epidemic (as officially declared by the World Health Organization), elements of nature or acts of God, acts of war, riots, rebellions or revolutions (each, a “Force Majeure Event”), PeopleSupport will use its reasonable efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. To the extent PeopleSupport’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by a Force Majeure Event and such non performance, hindrance or delay could not have been reasonably prevented, then PeopleSupport will be excused for such non performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as the Force Majeure Event continues and PeopleSupport continues to use its reasonable efforts to recommence performance pursuant to the foregoing sentence. PeopleSupport will promptly notify Expedia upon the occurrence of the Force Majeure Event or if a Force Majeure Event appears likely to occur, including a description, in reasonable detail, of the nature of the Force Majeure Event. PeopleSupport will keep the applicable Expedia Local Manager and the Expedia General Manager appraised with regular status reports for the duration of any Force Majeure Event. If a Force Majeure Event continues to prevent, hinder or delay performance of any of the Services for more than ***, Expedia may terminate this Agreement, in whole or in part, as of a date specified by Expedia in a termination notice to PeopleSupport. PeopleSupport will not have the right to any additional payments from Expedia as a result of any Force Majeure Event, provided that PeopleSupport will deliver all work in progress and all other Deliverables to Expedia, and will be entitled to payments for amounts due for (i) all Deliverables that have been accepted by Expedia in accordance with Section 3.5, and (ii) the reasonable and necessary non-cancelable costs incurred by PeopleSupport in performing Services prior to the effective date of termination other than on Deliverables that have been accepted by Expedia in accordance with Section 3.5.
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

     20.2 Continuation of Services. PeopleSupport will use its reasonable efforts to mitigate the impact of its nonperformance notwithstanding the Force Majeure Event including, without limitation, promptly moving the Services to an alternate Service Location reasonably acceptable to Expedia, arranging for the transport of PeopleSupport Personnel to the Service Locations or alternate Service Locations, arranging for the transport of PeopleSupport Personnel to the alternate locations operated by Expedia or Expedia Contractors, or other necessary actions to facilitate the resumption of the Services.
     20.3 Allocation of Leveraged Resources. Whenever a Force Majeure Event causes PeopleSupport to allocate leveraged resources between or among PeopleSupport’s customers and Expedia, Expedia will receive *** to the Force Majeure Event and no other PeopleSupport customer will receive *** in respect of such leveraged resources.
ARTICLE 21 DISPUTE RESOLUTION
     21.1 Informal Dispute Resolution. Prior to the initiation of formal dispute resolution procedures as to any dispute (except as provided in Section 21.1(e)), the Parties will first attempt to resolve each dispute informally, as follows:
(a)	The Parties agree that the Expedia Local Manager and the PeopleSupport Account Manager will attempt in good faith to resolve all disputes (except as provided in Section 21.1(e)). At the request of either Party, the Parties will involve the Expedia General Manager and PeopleSupport’s Vice President of Client Services (or equivalent position) in the discussions to attempt to resolve the dispute. In the event the Parties are unable to resolve a dispute in an amount of time that either Party deems reasonable under the circumstances, such Party may refer the dispute for resolution to the senior corporate executives specified in Section 21.1(b) below upon written notice to the other Party.

(b)	Within five (5) business days of a notice under Section 21.1(a) above referring a dispute for resolution by senior corporate executives (the “Executive Committee”), which will be comprised of two senior executives (at least VP level) of Expedia selected by Expedia and three (3) senior executives (one of which must either be the Chief Executive Officer or the Chief Financial Officer) of PeopleSupport, the Expedia Local Manager and the PeopleSupport Account Manager will prepare and provide to the Executive Committee summaries of the relevant information and background of the dispute, along with any appropriate supporting documentation, for its review. The members of the Executive Committee will confer as often as they deem reasonably necessary in order to gather and furnish to the other all information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution. The Executive Committee will discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding. The specific format for the discussions will be left to the discretion of the Executive Committee, but may include the preparation of agreed upon statements of fact or written statements of position.

(c)	During the course of negotiations under this Section 21.1, all reasonable requests made by one Party to another for non-privileged information, reasonably related to the dispute, will be honored in order that each of the Parties may be fully advised of the other’s position.

(d)	If the Parties are unable to resolve the dispute within thirty (30) days following referral to the Executive Committee, then either Party may request mediation of the dispute with a mutually agreed upon mediator. If either Party requests mediation, both Parties will participate in good faith in such mediation; provided, that neither Party will be obligated to agree to settlement of the dispute in connection with such mediation. If the Parties cannot agree upon the selection of a
Expedia & PeopleSupport contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

mediator, the mediator will be chosen from the list of certified mediators maintained by the court having jurisdiction over this Agreement. The Parties agree to share the cost of any independent mediator engaged to assist the Parties in resolving their differences. The formal resolution of a dispute may not be commenced until the earlier of (i) the Parties conclude in good faith that amicable resolution through mediation and/or continued negotiation of the matter does not appear likely, or (ii) thirty (30) days after the dispute has been referred to mediation.

(e)	Notwithstanding anything to the contrary in this Agreement, a dispute relating to a Party’s Intellectual Property Rights or with respect to a Party’s breach or alleged breach of Article 13 (Confidentiality), Article 14 (Safeguarding of Data) or Article 15 (Intellectual Property) will not be subject to the informal dispute resolution process in this Section 21.1, and no provision of, or the exercise of any rights under this Section 21.1 will limit the right of any Party to (i) avoid the expiration of any applicable limitations period, (ii) obtain equitable relief, or (iii) preserve a superior position with respect to other creditors.
     21.2 Continued Performance. PeopleSupport agrees that it will, unless otherwise directed by Expedia, continue performing its obligations under this Agreement while any dispute is being resolved; provided that this provision will not operate or be construed as extending the Term or prohibiting or delaying Expedia’s or PeopleSupport’s exercise of any other right it may have to terminate the Term as to all or any part of the Services. Expedia acknowledges and agrees that PeopleSupport’s agreement to continue to perform its obligations pursuant to this Section 21.2 shall not be deemed grounds for a claim of estoppel, waiver or laches in connection with any suit for damages relating to PeopleSupport’s right to pursue any rights that may exist in connection with the underlying dispute.
     21.3 Governing Law and Jurisdiction. This Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the ***, without reference to its choice of law principles to the contrary. PeopleSupport will not commence or prosecute any action, suit, proceeding or claim arising out of or related to this Agreement other than in the state or federal courts located in King County, State of Washington. Expedia will not commence or prosecute any action, suit, proceeding or claim arising out of or related to this Agreement other than in the state or federal courts located in Los Angeles County, State of California. Each Party hereby irrevocably consents to the exclusive jurisdiction and venue of such courts in connection with any such action, suit, proceeding or claim. In any suit, arbitration, mediation or other action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing Party will be entitled to recover its costs, including reasonable attorneys’ fees, including without limitation, costs and fees incurred on appeal or in a bankruptcy or similar action and collection costs and expenses.
ARTICLE 22 MISCELLANEOUS
     22.1 Notices. All notices, authorizations, and requests in connection with this Agreement will be deemed given (a) one (1) business day after they are sent by overnight air express courier, charges prepaid (for communications sent and received within the United States), or (b) three (3) business days after they are sent by international overnight air express courier, charges prepaid (for communications originating from or received outside the United States), in each case to the address set forth above or to such other address as the Party to receive the notice or request so designates by written notice to the other.
     22.2 Philippines Exclusivity; No Minimums. Expedia agrees that, during the Term of this Agreement, PeopleSupport’s Philippine operations is the only Philippines source that Expedia and Expedia’s Affiliates will use to handle telephone, email or chat support in the Philippines; provided however that this restriction shall not apply to services provided pursuant to an Expedia Affiliate’s contract pursuant to which it is currently receiving Services from another service provider. Additionally, this Philippines exclusivity will not apply in the following situations: (a) Expedia requests that PeopleSupport expands in the Philippines to handle additional volume or additional services
Expedia & PeopleSupport contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

from the Philippines and PeopleSupport refuses to do so on commercially reasonable terms (it being understood among the Parties that terms substantially similar to those set forth herein shall be deemed commercially reasonable), in which case Expedia is entitled to contract with another Philippines source service provider to handle such additional volume or additional services, as the case may be, in the Philippines; (b) during a pendency of a Force Majeure Event by another service provider of Expedia in which such service provider is unable to provide Services and required to provide such service from its Philippines center as a back-up location; and (c) upon the occurrence of a Trigger Event and Expedia has the right to terminate the Agreement. Additionally, except as expressly set forth in a Statement of Work, nothing herein will be construed as creating a minimum commitment for business on the part of Expedia to PeopleSupport.
     22.3 Waiver. No waiver of any term, condition or obligation of this Agreement will be valid unless made in writing and signed by the Party to which such performance is due. No failure or delay by any Party at any time to enforce one or more of the terms, conditions or obligations of this Agreement will (a) constitute waiver of such term, condition or obligation, (b) will preclude such Party from requiring performance by the other Party at any later time, or (c) will be deemed to be a waiver of any other subsequent term, condition or obligation, whether of like or different nature.
     22.4 Relationship of Parties. This Agreement is not intended to create any relationship other than PeopleSupport as an independent contractor performing Services covered by this Agreement and Expedia as the Party contracting with PeopleSupport for those services. No Party is a partner for any purpose whatsoever. PeopleSupport acknowledges that it is not authorized to make any contract, agreement or warranty on behalf of Expedia. Under no circumstance will one Party’s employees be construed to be employees of the other Party, nor will one Party’s employees be entitled to participate in the profit sharing, pension or other plans established for the benefit of the other Party’s employees or be deemed an employee of the other Party for purposes of federal or state withholding taxes, worker’s compensation, disability, social security taxes, unemployment compensation, or similar schemes of any governmental authority.
     22.5 Assignment. This Agreement may not be assigned by PeopleSupport without the prior written consent of Expedia (whether by operation of law or otherwise). Subject to the foregoing, this Agreement will inure to and bind all successors, assigns, receivers and trustees of the respective Parties hereto.
     22.7 Severability. This Agreement will be enforced to the fullest extent permitted by Applicable Law. If any provision of this Agreement is held to be invalid or unenforceable to any extent, then the remainder of this Agreement will have full force and effect and such provision will be interpreted, construed or reformed to the extent reasonably required to render the same valid, enforceable and consistent with the original intent underlying such provision.
     22.8 Entire Agreement. This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all oral understandings, representations, prior discussions and preliminary agreements, including, but not limited to, the Amended and Restated Customer Support Services Agreement, dated July 1, 2004, (the “Prior Agreement”) between Expedia and PeopleSupport’s parent company, PeopleSupport, Inc., a Delaware corporation (“PeopleSupport Parent”). PeopleSupport represents and warrants that it has all necessary authorization and authority from PeopleSupport Parent to terminate the Prior Agreement on behalf of PeopleSupport Parent. Additionally, the parties acknowledge that PeopleSupport Parent has executed a Damages Guaranty in favor of Expedia attached as Exhibit I hereto. Except as otherwise expressly stated herein, this Agreement and any Statements of Work hereto may be amended only in writing signed by all Parties.
     22.9 Counterparts. This Agreement may be executed in several counterparts, all of which taken together will constitute one single agreement between the Parties hereto.
Expedia & PeopleSupport Contact Center Services Agreement

     22.10 Headings. The article and Article headings and the table of contents used herein are for reference and convenience only and will not be considered in the interpretation of this Agreement.
     22.11 Publicity. PeopleSupport will not issue any press releases, or otherwise make any public statements or communications regarding this Agreement, its terms or the relationship of the Parties without Expedia’s prior written consent. Either Party may, after making reasonable efforts to notify the other party in a timely manner beforehand, make disclosures or filings required to comply with Applicable Laws, including filings with regulatory agencies, such as the United States Securities and Exchange Commission, or disclosures or filings required to comply with the rules of a national securities exchange or automated quotations systems such as the National Association of Securities Dealer’s Automated Quotations (NASDAQ).
     22.12 Export. The Parties acknowledge that certain software and technical data to be provided hereunder and certain transactions hereunder may be subject to export controls under the laws and regulations of the United States, the European Union and other jurisdictions. No Party will export or re export any such items or any direct product thereof or undertake any transaction in violation of any such laws or regulations. The Parties will be responsible for, and will coordinate and oversee, compliance with such export laws in respect of such items exported or imported hereunder.
     22.13 Foreign Corrupt Practices Act. In conformity with the United States Foreign Corrupt Practices Act in connection with the transaction contemplated under this Agreement, each Party and its employees and agents will not directly or indirectly make any offer, payment, or promise to pay; authorize payment; nor offer a gift, promise to give, or authorize the giving of anything of value for the purpose of influencing any act or decision of an official of any government (including a decision not to act) or inducing such a person to use his or her influence to affect any such governmental act or decision in order to assist such Party in obtaining, retaining or directing any such business.
     22.14 Third Party Beneficiaries. The Parties acknowledge and agree that any Expedia Affiliate receiving Services from PeopleSupport hereunder is an express third party beneficiary of the provisions of this Agreement, and that such Expedia Affiliate will be entitled to the rights and benefits hereunder, and may directly enforce the provisions hereof as if it were a party hereto. Except as expressly provided in the previous sentence, this Agreement is entered into solely between, and may be enforced only by, Expedia and PeopleSupport. This Agreement will not be deemed to create any rights or causes of action in or on behalf of any Third Parties, including without limitation employees, vendors and customers of a Party, or to create any obligations of a Party to any such Third Parties. It is understood and agreed by the Parties that any amendments to this Agreement shall be binding upon any third party beneficiary as it relates to their third party beneficiary status.
     22.15 Language. This Agreement is being executed in English language. The Parties acknowledge and agree that all communications between them will be in English.
     22.16 Non-Solicitation. During the term of the Agreement and until *** after the term, or *** after the term of any subsequent agreement for PeopleSupport to provide services to Expedia, whichever is *** (the “Non-solicitation Period”), neither party (or its Affiliates) will, directly or indirectly, solicit any personnel of the other party (or personnel of its Affiliates) to work for it. Nothing in this Section 22.15 will prohibit the solicitation of employees (i) through advertising in newspapers, periodicals, websites or electronic mail of general or trade circulation not specifically targeted to the employees of either party; (ii) by an employee search firm on behalf of the other party to this Agreement, provided, that such employee search firm is not advised, by employee or company name, to solicit such employees; or (iii) as a result of an employee initiating discussion with the other party without any direct or indirect solicitation by such party. In addition, where Expedia is interested in hiring a specific
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

PeopleSupport employee, Expedia may request PeopleSupport’s consent to such employment, such consent by PeopleSupport not to be unreasonably withheld. In determining reasonableness in connection with the previous sentence, PeopleSupport acknowledges and agrees that if the employee is interested in the available Expedia position, PeopleSupport’s withholding of its consent in such situation shall be deemed unreasonable; provided that Expedia shall not have solicited such employee without PeopleSupport’s consent, such consent not to be unreasonably withheld.
* * * * *
IN WITNESS WHEREOF, each of Expedia and PeopleSupport has caused this Agreement to be signed and delivered by its duly authorized representative as of the Effective Date.

EXPEDIA, INC.		PEOPLESUPPORT(PHILIPPINES), INC

By:	/s/ Angela Blackburn	By:	/s/ Caroline Rook

Title:	SVP Business Ops	Title:	Authorized Signatory

Date:	September 25, 2006	Date:	September 29, 2006

Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT A
Defined Terms
The following defined terms used in this Agreement will have the meanings specified below. Additionally, certain terms are defined in the attached Appendix 1 to this Exhibit A (Performance Standard and Key Performance Indicator Definitions).
“Actual Monthly Fee” has the meaning set forth in Section 7.2.1(c).
“Advanced and Specialized Training” has the meaning set forth in Section C.2.
“Affiliate” means, generally, with respect to any entity, any other entity controlling, controlled by or under common control with such entity at the time in question, where “control” means the possession, direct or indirect, of the power to solely direct or cause the direction of the management or policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.
“Agreement” has the meaning set forth in the preamble hereof.
“Applicable Law” means any U.S. and foreign laws, ordinances, rules, regulations, orders, codes, directives, legislative acts, rules of court, orders and similar controlling authority as applicable.
“Basic Training” has the meaning set forth in Section C.1.
“Bankruptcy Code” has the meaning set forth in Section 15.7.
“Change Order Estimate” has the meaning set forth in Section 3.4.
“Change Order Request” has the meaning set forth in Section 3.4.
“Claims” has the meaning set forth in Section 17.1.
“Confidential Information” has the meaning set forth in Section 13.1.
“Deliverable Acceptance” has the meaning set forth in Section 3.5.
“Data Protection Laws” has the meaning set forth in Section 14.2.
“Deliverable Acceptance” has the meaning set forth in Section 3.5.
“Deliverables” means each deliverable (including software, documents and an item or performance of an activity) expressly identified in either this Agreement or a Statement of Work , and any other deliverable agreed upon by the Parties in writing, including all software, documentation, goods, services and materials provided by PeopleSupport pursuant to this Agreement or any Statement of Work. For avoidance of doubt, Deliverables do not include performance of Services that are otherwise measured by the Performance Standards.
“Derivative Works” means a work based on one or more preexisting works, including a condensation, transformation, translation, modification, expansion or adaptation, that, if prepared without authorization of the owner of the copyright of such preexisting work, would constitute a copyright infringement under Applicable Law, but excluding the preexisting work.
Expedia & PeopleSupport Contact Center Services Agreement

“Developed Works” means Works made, conceived or reduced to practice by PeopleSupport or PeopleSupport Contractors, either solely or jointly with Expedia, in the course of the performance of the Services under this Agreement, and all Intellectual Property Rights therein and thereto, including, without limitation, (i) all works in progress, data or information, (ii) all modifications, enhancements and Derivative Works made to PeopleSupport Works pursuant to this Agreement, and (iii) all drafts and final copies of Deliverables.
“Disaster Recovery Location” has the meaning set forth in Section 3.7.
“Effective Date” has the meaning set forth in the preamble hereof.
“Equivalent IP Development Obligation” has the meaning set forth in Section 15.3.
“Executive Committee” has the meaning set forth in Section 21.1(b).
“Expedia” means Expedia, Inc. a Washington corporation, but may also refer to an Expedia Affiliate who has executed a Statement of Work hereunder as per Section 3.1 with respect to Services provided to such Expedia Affiliate under a Statement of Work executed by that Expedia Affiliate.
“Expedia Competitor” means any enterprise that is in competition with any aspect of Expedia or its business. Without limiting the generality of the foregoing, Expedia Competitors include any business whose commercial efforts involve (a) travel reservation services or support; or (b) any products or services which are, at any time during the Term (and any applicable Transition Period), either (i) produced, marketed or otherwise exploited by Expedia, or (ii) in actual or demonstrably anticipated *** by *** that is *** to PeopleSupport hereunder.
“Expedia Confidential Information” has the meaning set forth in Section 13.1.
“Expedia Contractors” means the agents, consultants, subcontractors and other representatives of Expedia, but in all events excluding Expedia employees, PeopleSupport Personnel and those PeopleSupport Contractors who are not also Expedia agents, consultants, subcontractors, or other representatives.
“Expedia Data” means all data and information submitted to PeopleSupport or any PeopleSupport Personnel by or on behalf of Expedia, including all such data and information relating to Expedia and its contractors, agents, employees, technology, operations, facilities, markets, products, capacities, systems, procedures, security practices, court records, court proceedings, research, development, business affairs and finances, ideas, concepts, innovations, inventions, designs, business methodologies, improvements, trade secrets, copyrightable subject matter, patents and other intellectual property and proprietary information. For avoidance of doubt, Expedia Data includes Expedia Personal Information and Expedia Confidential Information.
“Expedia Local Manager” has the meaning set forth in Section 6.1.
“Expedia General Manager” has the meaning set forth in Section 6.1.
“Expedia Personal Information” has the meaning set forth in Section 13.7.
“Expedia Works” means all Works made, conceived or reduced to practice by or on behalf of Expedia or acquired by Expedia independently of this Agreement and all Intellectual Property Rights therein and thereto.
“Force Majeure Event” has the meaning set forth in Section 20.1.
“Governmental Approval” means any approval of or permission of any Governmental Authority.
“Indemnified Parties” has the meaning set forth in Section 17.1.
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

“Initial Term” has the meaning set forth in Section 2.1.
“Intellectual Property Rights” means (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations, thereof, (ii) all trademarks, service marks, circuit layouts, and trade dress, including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iii) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (iv) all mask works and all applications, registrations and renewals in connection therewith, (v) all trade secrets and confidential business information, (vi) all computer software (including data and related documentation), (vii) all other proprietary rights, and (viii) all copies and tangible embodiments thereof (in whatever form or medium).
“Key PeopleSupport Personnel” means the PeopleSupport Account Manager and any other PeopleSupport Personnel identified as Key PeopleSupport Personnel in any Statement of Work.
“Losses” means all losses, liabilities, damages, fines, penalties and claims (including taxes), and all related costs and expenses (including reasonable legal fees incurred and/or those necessary to successfully establish the right to indemnification, and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties).
“Malicious Code” means any (i) program routine, device or other feature or hidden file, including any time bomb, virus, software lock, trojan horse, drop dead device, worm, malicious logic or trap door that may delete, disable, deactivate, interfere with or otherwise harm the software or any of Expedia’s hardware, software, data or other programs, and (ii) hardware limiting, software limiting or services limiting function (including any key, node lock, time out or other similar functions), whether implemented by electronic or other means.
“Non-solicitation Period” has the meaning set forth in Section 22.16.
“Notice of Termination for Convenience” has the meaning set forth in Section 11.3.
"***”
“Parties” means Expedia and PeopleSupport, collectively.
“Party” means either Expedia or PeopleSupport, as the case may be.
“PeopleSupport” has the meaning set forth in the preamble of this Agreement.
“PeopleSupport Account Manager” has the meaning set forth in Section 6.2.
“PeopleSupport Contractors” means agents, consultants, subcontractors and other representatives of PeopleSupport other than PeopleSupport or its Affiliates’ employees.
“PeopleSupport Competitor” means any business whose commercial efforts involve contact center services and support of the kind offered by PeopleSupport and its Affiliates.
“PeopleSupport Parent” has the meaning set forth in Section 22.8.
“PeopleSupport Works” means Works (a) owned by PeopleSupport as of the Effective Date of the Agreement, (b) made, conceived and reduced to practice after the Effective Date of this Agreement by PeopleSupport independently outside the scope of this Agreement, or (c) otherwise specified in writing in a signed Statement of
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

Work, Change Order or other statement of work between the Parties as being PeopleSupport Works, and in each case, all Intellectual Property Rights therein and thereto.
“PeopleSupport Personnel” means (a) PeopleSupport Contractors and (b)(i) employees of PeopleSupport or (ii) its Affiliates.
“Performance Bonus” has the meaning set forth in Section 4.2.
“Performance Credit” has the meaning set forth in Section 4.2.
“Performance Standards” has the meaning set forth in Section 4.1.
“Person” means any natural person, firm, partnership, association, corporation, company, trust, business trust, Governmental Authority or other entity.
“Personal Information” has the meaning set forth in Section 13.7.
***
“Primary Service Location” has the meaning set forth in Section 3.7.
“Prior Agreement” has the meaning set forth in Section 22.8.
“Privacy Laws” has the meaning set forth in Section 13.7.
“Publicly Available Software” means any software that requires as a condition of use, modification and/or distribution of such software that such software or other software incorporated into, derived from or distributed with such software be (i) disclosed or distributed in source code form, (ii) license for the purpose of making derivative works, or (iii) redistributable at no charge.
“Quality Assurance” has the meaning set forth in Section 4.5.
“Record Retention Period” has the meaning set forth in Section 8.3.
“Renewal Term” has the meaning set forth in Section 2.2.
“Service Fees” has the meaning set forth in Section 7.1..
“Service Location” has the meaning set forth in Section 3.7.
“Services” means the services described in this Agreement and any Statements of Work along with any *** or *** that are *** and *** and *** described in this Agreement, but which are required for the performance and delivery of the services identified above.
"***”
“Statement of Work” has the meaning set forth in Section 3.1.
“Subject Month” has the meaning set forth in Section 7.2.1(a).
“Term” has the meaning set forth in Section 2.2.
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

“Transition Assistance Period” has the meaning set forth in Section 12.1.
“Transition Assistance Services” means (i) the Services (and any replacements thereof or substitutions therefore), to the extent Expedia requests such Services during the Transition Assistance Period, (ii) PeopleSupport’s cooperation with Expedia or designee designated by Expedia in the transfer of the Services to Expedia or such designee in order to facilitate the transfer of the Services to Expedia or such designee, and (iii) any services requested by Expedia in order to facilitate the transfer of the Services to Expedia or designee designated by Expedia.
“Third Party” means any Person other than PeopleSupport or Expedia or their respective Affiliates.
“Works” means all inventions (whether patentable or not), specifications, design documents and analyses, processes, methodologies, programs, program listings, programming tools, user manuals, documentation, reports, drawings, databases, machine readable text and files, discoveries, literary works and other works of authorship (including software), designations, designs, technology, know-how, ideas and information.
Expedia & PeopleSupport Contact Center Services Agreement

APPENDIX 1 to
EXHIBIT A
Performance Standard and Key Performance Indicator Definitions
Productive Hour = a “Productive Hour” means sixty (60) minutes spent by an agent on calls with Expedia customers, including waiting for calls, call handling, hold time, and wrap-up time. For avoidance of doubt, “AUX” time or “Exception” time, coaching, training, and e-learning and training are not considered part of a Productive Hour.

Performance Standards	Definition
Service Level	Percent of calls answered within a specified number of seconds as defined in a statement of work.

Abandonment Rate	Percent of calls seized by PeopleSupport’s call distribution system but not answered by an agent prior to disconnect, as measured by the call distribution system. Does not include calls less than a specified number of seconds as defined in a statement of work.

Average Handling Time (AHT)	Average call time, comprising hold time, talk time, and wrap-up (after call work) time.

Contact Quality	Average score or rating of sampled calls based upon evaluation criteria.

Customer Satisfaction	Average score or rating of sampled calls based upon third party customer survey.

Sales Close Rate	Percent of Telesales calls resulting in a sale.

E-Mail Response Time	Average time to process an e-mail, from receipt of the e-mail within the PeopleSupport’s system until a response has been sent out.

E-Mail Contact Quality	Average score or rating of sampled e-mails based upon evaluation criteria.

Real-Time Adherence	[(Sign in Time / Scheduled Time)* 100] as measured in *** increments as specified by the Firm Forecast

Contact Center Availability	Percent daily availability of contact center systems, including but not limited to system down time, telephony, network, desktop related to PeopleSupport’s systems.

Key Performance Indicators	Definition
Average Speed to Answer (ASA)	Average time a call is in queue in PeopleSupport’s call distribution system prior to being answered by an agent, as measured by the call distribution system.

Average Hold Time	Total hold time divided by total handled calls as measured on a monthly basis.

Average Talk Time	Total talk time divided by total handled calls as measured on a monthly basis

Average Wrap-Up Time	Total wrap-up time divided by total handled calls.

First Call Resolution	Percent of calls that properly and completely address the customer’s needs in the first call.

Longest Queue Time	The maximum time a customer waited in queue before their call was answered within a specified date or time range.

Average Time Before Abandoned	The average time a caller waited before hanging up.

No. of Outbound Callbacks	Volume of outbound callbacks for the purposes of customer follow-up, including only those outbound calls made in support of Expedia business.

Contact Escalation	Percent or number of calls escalated to a (a.) supervisor, (b.) manager, or (c.) subsequent tier, for issue resolution.

Agent Occupancy or Staff Utilization	Total talk time plus total hold time plus total wrap-up time divided by total time logged onto the ACD.

Expedia & PeopleSupport Contact Center Services Agreement
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Key Performance Indicators	Definition
Booking Additional Travel (BAT) Rate	Percent of customer service calls resulting in a sale, or a cross-sell, or an up-sell, or all three categories (i.e., gross bookings).
Customer Service Bookings Rate	Number of customer contacts to customer service that generated a booking divided by total handled calls.
Telesales Average Size of Booking (Gross)	Total bookings (in U.S. Dollars) by telesales divided by total handled calls.
Customer Service Average Size of Bookings (Gross)	Total incremental bookings (in U.S. Dollars) by customer service divided by total handled calls.
E-Mail Contact Escalation	Percent or number of e-mails escalated to a (a.) supervisor, (b.) manager, or (c.) subsequent tier, for issue resolution.
Percent Idle Time (or Available Time)	The amount of time that agents are waiting for a phone call to be delivered (i.e., available time), as a percent of total productive time (comprising available time, hold time, talk time, and wrap-up time).
Agent to Supervisor Ratio	The average number of agents reporting to the first level of supervision.
Attrition Rate (Includes voluntary and involuntary attrition.)	The number of regular agents who separated from the account as a percent of the total number of agents working at the account (includes promotions, transfers, etc.).
Reporting	Percent of reports delivered on time, and accuracy issues addressed within a specified timeframe.

Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT B
Staffing
     B.1 General. PeopleSupport will provide all support necessary to handle and operate the services described in any Statement of Work. Subject to the requirements specified in any Statement of Work, PeopleSupport will be solely responsible for hiring, managing, and compensating all agents, supervisors, and other PeopleSupport-supplied support staff.
     B.2 Agent Hiring Requirements. To the extent such PeopleSupport Personnel are necessary to provide Services under a Statement of Work, PeopleSupport will use commercially reasonable efforts to recruit agents to perform the Services who have the following qualifications:
               Required Qualifications:
•	English Proficiency & Comprehension (spoken and written) as *** by an ***

•	Excellent communication skills: verbal, written, listening

•	Ability to gauge *** and *** skills accordingly

•	Professional customer service skills: Solutions mindset, helping nature, passion for the customer and the customer experience

•	Analytical problem solving skills; *** skills

•	Good time management skills

•	Ability to handle difficult or irate customers effectively; ability to *** and deliver information in a positive way

•	Polished etiquette and delivery

•	Ability to learn quickly and adapt to high change environment

•	Ability to multi-task while effectively communicating with travelers
               Channel-specific Additional Requirements:
              Phone/Offshore:
•	*** verbal communication as *** by an ***

•	Cultural/market sensitivity with general knowledge of U.S. market customer base ***

***	Support only:

•	*** Reading Comprehension

•	*** Writing Competency

***	Support only:

•	*** Reading Comprehension

•	*** Writing Competency

***	Skills:

•	Typing *** as verified by a formal test

•	*** skills: *** support, etc.

•	Proficiency in a multi-system environment
Expedia & PeopleSupport Contact Center Services Agreement
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•	Basic internet skills
               Experience:
•	*** experience in *** or other *** business *** .
               Education:
•	College Degree ***

•	High School Degree or GED ***
               General Profile:
•	Ability to successfully gather and analyze information to effectively diagnose the customer’s problem.

•	Ability to develop effective solutions to difficult problems or situations.

•	Makes timely, practical, and cost-effective decisions, and facilitates others in doing so.

•	Effectively selects the best option from a *** of *** or *** .

•	Makes effective decisions within his/her authority.

•	*** and *** to meet customers’ *** needs.

•	With guidance learns quickly on the job. Picks up new skills and understands ideas when presented in a structured format. Learns effectively from experience.

•	Responds effectively under stressful situations. Avoids counterproductive behaviors when confronted with frustrating problems or situations.

•	Structures basic information accurately and draws informed conclusions.

•	Is confident about his/her ability to contribute effectively.

•	Takes responsibility for his/her actions, and doesn’t get defensive when given constructive criticism.
               *** Competencies:
•	Customer Focus:
•	*** and *** to meet customers’ *** needs.

•	Demonstrates concern for how customers will use Expedia products or services.

•	Demonstrates a strong customer service orientation, and takes responsibility to *** with customers to ensure their needs and expectations are satisfied.

•	Collaborates with others in his/her team to ensure the customer gets a flawless product or service.

•	Sets customer *** appropriately.
•	Communication Skills:
•	Listens effectively and gathers all relevant information before taking action

•	Writes, speaks, and presents information effectively and persuasively across communication settings.

•	Effectively communicates the appropriate message to the listener.

•	Communicates his/her thoughts in a well-organized manner.

•	Targets communications appropriately for the audience.
•	Problem Solving:
•	Gathers and analyzes information and uses it to develop effective solutions to difficult problems or situations.
Expedia & PeopleSupport Contact Center Services Agreement
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•	Solves routine problems effectively, gathering the information necessary from the customer to *** of *** and *** .

•	Applies systematic approach to solving problems.

•	Identifies *** or *** and effectively utilizes internal resources to *** .
•	Composure:
•	Maintains a constructive and composed focus in facing and overcoming tough situations.

•	Avoids counterproductive behavior when confronted with frustrating problems or situations.

•	Tolerates stressful situations well, responding effectively when faced with bad news or situations.

•	Focuses on problem solving in heated situations.

•	Projects a positive and professional image of Expedia in all contacts.

•	Creates a positive impression of Expedia when interacting with customers.

•	Behaves professionally and uses good judgment in all interactions in which he/she is likely to be viewed as a representative of Expedia.

•	Demonstrates commitment to Expedia/product through words and actions in all interactions with customers.
•	Interpersonal Skills:
•	Develops and maintains good working relationships with others.

•	Is professional and positive in interactions with others and is able to establish rapport quickly.

•	Relates well with diverse individuals.

•	Treats others with courtesy and respect.

•	Adjusts his/her behavior and communication to accommodate working styles and perspectives of diverse individuals.

•	Knowledgeable of Expedia’s business and services
•	***
•	Before *** services and products, Expedia requires demonstrated proficiency, as evidenced in *** , of the following skills:
•	All minimum technical skill requirements listed on previous page

•	All soft skill requirements, listed on previous page

•	Ability and desire to propose *** system
     B.3 *** Hiring Requirements. PeopleSupport will use commercially reasonable efforts to recruit *** to perform the Services who have the following qualifications:

              Required Qualifications:
•	English proficiency & comprehension (spoken and written) as *** by an ***

•	Excellent communication skills: verbal, written, listening

•	Ability to effectively deliver updated program and process changes

•	Ability to redirect and coach for improvement to diverse agent base

•	Ability to gauge *** and *** skills accordingly

•	Professional customer service skills: Solutions mindset, helping nature, passion for the customer and the customer experience

•	Ability to *** and *** information as appropriate

•	Analytical problem solving skills; *** skills
Expedia & PeopleSupport Contact Center Services Agreement
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•	Good time management skills and multi-tasking ability.

•	Ability to handle difficult or irate customers effectively; ability to *** and deliver information in a positive way

•	Polished etiquette and delivery

***	Support only

•	*** degree level Reading Comprehension

•	*** Writing Competency

***	Support only:

•	*** degree level Reading Comprehension

•	*** Writing Competency
              Channel-specific Additional Requirements:
Phone/Offshore:

•	*** verbalizations same requirement as agent

•	Cultural/market sensitivity with respect to norms of the customer base same requirement as agent

•	Ability to learn quickly and adapt to high change environment

***	Skills:

•	*** skills: *** support, etc

•	Typing *** as verified by a formal test

Experience:

•	Experience with Expedia products and systems

•	Completed all current Expedia Sales and or Support New Hire and training with a *** above ***

•	Management experience in a *** related field, i.e. *** or *** management with a proven track record of success to motivate *** professionals and exceed key performance metrics.

•	Approved Expedia management training courses offered by employer

Education:

•	*** in related field is required

•	*** in related field is ***
     B.4 *** Hiring Requirements. PeopleSupport will use commercially reasonable efforts to recruit *** Personnel to perform the Services who have the following qualifications:
               Required Qualifications:
•	English Proficiency & Comprehension as *** by an ***

•	Deep Understanding and experience with Expedia product/service features as appropriate

•	Excellent verbal / written communication skills

•	Excellent analytical skills and ability to identify and evaluate trends.

•	Outstanding past performance in a *** or *** telephone *** role
Expedia & PeopleSupport Contact Center Services Agreement
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•	Excellent listening skills

•	1 – 3 years experience in a direct customer service role

•	Professional customer service skills & a positive attitude

•	Proficient in all technical and call management skills

•	Ability to evaluate and communicate performance data consistently and objectively

•	Ability to re-direct and coach for improvement

•	Strong, sustained attention to detail

•	Ability to recognize and qualify others’ analytical problem solving skills and linear and logical troubleshooting skills

•	Able to think creatively and situationally in order to assess opportunities for resolution

•	Familiar with preferred means of handling difficult or irate customers effectively

•	Basic to expert Internet navigation skills
     B.5 *** Hiring Requirements. PeopleSupport will use commercially reasonable efforts to recruit *** to perform the Services who have the following qualifications:
Required Qualifications:

•	Experience in *** delivery, proven * ** skills

•	Experience in *** online *** is preferred

•	Proven quality management skills

•	Call center experience strongly preferred

•	Superior verbal and written communication skills

•	Proven *** skills

•	English Proficiency & Comprehension as *** by an ***

•	Excellent negotiation skills

•	Excellent listening skills

•	Initiative and commitment to achieving goals

•	Professional customer service skills & a positive attitude

•	Analytical problem solving skills; *** skills

•	Ability to recognize *** and *** information as appropriate

•	Demonstrable understanding of *** theory

•	Good time management skills

•	Ability to handle difficult or irate customers effectively; ability to deliver bad news

•	Proven track record in *** and *** employees and achieving key performance metrics.
     B.6 Language Skills. All PeopleSupport Personnel performing Services be fluent in the English language, including full written and verbal comprehension.
     B.7 Staffing Mix. During the *** months following the commencement of Services under a Statement of Work, PeopleSupport Personnel performing the Services will all be full-time employees of PeopleSupport. After such *** period, PeopleSupport may use part-time employees to perform the Services; provided, that PeopleSupport obtains Expedia’s prior written approval. In general, PeopleSupport will maintain the following staffing ratios while performing the Services:
•	Team Supervisor / Agent: PeopleSupport will provide at least *** for every *** agents with minimum of *** exempt supervisory personnel coverage provided during off-peak hours even if the staff required is less than *** .
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

•	Team Supervisor / Agent in Transitional Training: PeopleSupport will provide at least *** for every *** agents that are in transitional training with minimum of one (1) supervisory personnel coverage provided during off-peak hours even if the staff required is less than *** .

•	Team Manager / Team Supervisor: PeopleSupport will provide at least *** for every *** team supervisors.

•	Trainer / Agent: PeopleSupport will provide at *** for every *** agents.

•	Reporting Analyst: PeopleSupport will provide at least *** dedicated *** .

•	Quality Monitoring (QM) / Agent: PeopleSupport will provide at least *** dedicated QM personnel for every *** agents.

•	Quality Monitoring (QM) / Agent in Transitional Training: PeopleSupport will provide at least *** dedicated QM personnel for every *** agents that are in transitional training.

•	PeopleSupport Account Manager: PeopleSupport will provide *** to serve as *** in each country with a Service Location. Such Account Manager should report directly to the PeopleSupport’s corporate client management team Vice President or above.
     B.8 Staffing Mix Contact Participation. Each of PeopleSupport’s team supervisors, team managers, Trainers, and Quality Monitoring personnel will take live calls for at *** per month. These calls must be performed in a verifiable manner and must be taken in at least *** consecutive intervals. Additionally, if requested by Expedia, PeopleSupport will temporarily re-assign such personnel to take live calls in times of unusually high call volume.
     B.9 Incentives. All agent incentive compensation plans implemented by PeopleSupport in support of Expedia will be subject to prior agreement of the Parties. At minimum, any approved agent incentive compensation plans must include monthly performance incentives based on customer service, quality, schedule compliance, and operational metrics.
     B.10 Employee Fraud. PeopleSupport will indemnify, hold harmless and fully reimburse Expedia for fraudulent acts by PeopleSupport employees or agents.
     B.11 Identity. Unless otherwise agreed to by Expedia, phone calls will be answered and emails will be signed as if by Expedia in the course of performing Services unless required by Applicable Law.
     B.12 Response Times to Expedia. PeopleSupport will establish and provide Expedia with a means of contacting PeopleSupport senior management, twenty-four hours a day, seven days a week, in the event that Expedia, in its sole discretion, determines that matters are urgent and that contact with PeopleSupport management (for example, the Vice President of Client Services or Vice President of Service Delivery) is necessary.
         Upon PeopleSupport’s receipt of a priority problem report from Expedia, PeopleSupport shall take corrective action so as to respond to Expedia with regard to the reported problem within the following time schedule:
Expedia & PeopleSupport Contact Center Services Agreement
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•	Priority Level 1 — PeopleSupport shall contact Expedia by telephone within *** of receipt of problem report.

•	Priority Level 2 — PeopleSupport shall contact Expedia by telephone within *** of receipt of problem report.
     B.13 Professional Services. In the event that Expedia requests Professional Services, PeopleSupport shall provide such services at the rate set forth below for each indicated task classification. For the purposes of this Agreement, “Professional Services” means technical services rendered to alter, change, update or materially modify the Services provided, and PeopleSupport-provided software, the interface, internet connectivity, telecom connectivity, to develop or modify reports, or for other technical services. All Professional Services work must be pre-approved by Expedia.

• Reporting Engineer	$ ***
• Telecom Engineer	$ ***
• IT/Consulting	$ ***
• Training/Curriculum Development	$ ***
     B.14 Expedia Costs. Unless otherwise agreed to by the Parties, Expedia shall bear the costs for the following items in connection with the Services (“Expedia Costs”): Costs for customer service issues relating to (i) *** , (ii) *** , (iii) *** , (iv) *** , and (v) *** .
     B.15 PeopleSupport Costs. PeopleSupport shall bear the costs for the following items in connection with the Services (“PeopleSupport Costs”): Costs for customer service issues relating to (i) application issues generated by PeopleSupport software and/or tools, and (ii) agent error. For the purposes of this Agreement, agent error means when an agent acts inconsistently with Expedia provided training material, other materials or information and results in direct damages.
     B.16 Expedia Code of Conduct. The following code of conduct is not a contract. It is intended solely to provide general guidance to vendors and their representatives to assist them in functioning smoothly and efficiently while performing work for Expedia.
Expedia is committed to promoting a positive work environment. We expect our vendors and their employees, agents, and subcontractors (collectively, “representatives”) to adhere to the same standards of conduct and behavior that we expect from our own employees while you and your representatives are on Expedia property or doing business with Expedia.

The information outlined below is important and should be read carefully. All third party vendors will be required to educate and, when appropriate, train their representatives to ensure they are aware of Expedia’s expectations regarding their behavior and the consequences of any breaches of Expedia policies.

The policies summarized below are non-exhaustive, and there may be other conduct not specifically listed that would be unacceptable. Expedia expects that vendors and their representatives will conduct themselves in a professional manner at all times while on Expedia property or while doing business with Expedia. Expedia may require the immediate removal of
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

any vendor representative who behaves in a manner that is unlawful or inconsistent with any Expedia policy, or that is otherwise deemed harmful to Expedia’s business.

E-mail

Electronic mail, or e-mail, provides an easy-to-use, efficient means of communicating. The following guidelines for preparing and sending e-mail are designed to ensure that each vendor and its representatives use the e-mail system in an appropriate manner.

E-mail may not be used as a forum for political, religious, or other debates, or as a form of entertainment (for example, chain letters). Use of e-mail must be limited to Expedia business. All e-mail group aliases (a pre-defined group of users) must be for Expedia’s business.

To informally exchange information over the computer on a variety of topics, use the Bulletin Board system.

Expedia e-mail names are confidential. Do not give e-mail names to anyone outside of Expedia. Do not share your password with anyone, attempt to gain access to anyone else’s e-mail account, or use other’s e-mail account without permission.

Expedia prohibits obscene, profane, or otherwise offensive material from being broadcast across the Expedia network.

PeopleSupport Access to Information and Property

E-mail and its contents, as well as any other data stored on or transmitted by Expedia-owned equipment, is the property of Expedia and may be accessed by Expedia at any time. Accordingly, the content of e-mail, voice mail, and similar data should not be regarded as protected by any personal right of privacy.

Additionally, in order to evaluate and improve customer service, Expedia may monitor, as necessary, the telephone calls of vendors and their representatives who work in customer service positions.

Any facilities or equipment, including but not limited to offices, desks, computers, electronic media, motor vehicles, or lockers used by vendors and their representatives while on Expedia property or while conducting Expedia-related business, may be accessed by Expedia as needed. Accordingly, you should not consider protected by any personal right of privacy anything brought onto or stored on Expedia property, stored on Expedia equipment, or used while working on Expedia-related business. Any Expedia property used by vendors and their representatives while performing Expedia-related business remains the property of Expedia.

Gifts

Expedia employees cannot accept payments of any amount or gifts or favors valued in excess of $100 from persons or firms with which we have business dealings, unless prior approval is obtained from a vice president or more senior company official. Accordingly, you and your representatives should refrain from giving to Expedia employees gifts with a value of more than $100.
Expedia & PeopleSupport Contact Center Services Agreement

Insider Trading

All Expedia employees, agency temporaries, independent contractors, and vendor representatives are considered “insiders” for the purposes of state or federal securities laws that prohibit insider trading. As an insider, no vendor nor vendor representative may buy or sell Expedia’s or another company’s stock when in possession of information about Expedia or another company that is not available to the investing public and that could influence an investor’s decision to buy stock.

New insider-trading laws carry stiff penalties, and the Securities and Exchange Commission (SEC) has a mandate to enforce these laws aggressively. Expedia can be negatively affected by insider trading and may terminate the services of, or refuse to do further business with, anyone found to have engaged in illegal insider trading.
Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT C
Training
     C.1 Basic Training. PeopleSupport will be responsible for providing all PeopleSupport Personnel with general (i.e., not Expedia-specific) contact center skills training sufficient to ensure all such personnel have industry standard proficiency or better for the type of services to be provided by such PeopleSupport Personnel (“Basic Training”) prior to the start of Expedia-specific training. This training may include, but will not be limited to, basic computer skills, internet navigation, basic geography, computer-based multi-tasking skills, basic customer service and sales skills, English language training, accent reduction training, and PeopleSupport-specific New Hire orientation.
     C.2 Advanced and Specialized Training. Additionally, PeopleSupport will ensure that all PeopleSupport Personnel undertake and successfully complete all Expedia-specific training programs required by Expedia in relation to the Services to be provided by such PeopleSupport Personnel hereunder (“Advanced and Specialized Training”). Advanced and Specialized Training consists of Expedia-specific New Hire training, which includes industry training, Expedia brand training, advanced customer service, sales, and problem resolution skills, Expedia-specific tools, policy, and procedural training. Other examples of this type of training include updated tools and policy training, destination training, enhanced skills training, and new product launches.
     C.3 Responsibility for Training Costs. The table below indicates the responsibilities for costs associated with training courses.

***	***	***
***		***
***
***	***
***
***
***	***
***	***	***
***
***		***
***		***
***		***
***
***		***
***		***
***		***
***
***		***
***		***
***		***
***
***
***		***
***		***

Expedia & PeopleSupport Contact Center Services Agreement
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	***	***	***
***
***
***			***
***			***

     C.4 Training Materials. Expedia will provide PeopleSupport with the content for training materials for Advanced and Specialized Training, and will define how training materials will be produced, provided to PeopleSupport and delivered. PeopleSupport will be responsible for providing all content and training materials for Basic Training, subject to the requirements listed below. PeopleSupport cannot modify training documents without Expedia’s prior written approval. Expedia requires that PeopleSupport implement the training materials as they were designed. If training materials do not fit its needs, PeopleSupport will contact Expedia prior to making any modifications or additions to the content.
     C.5 Shared Responsibilities. Expedia will collaborate with PeopleSupport to develop training plans, trainer certification requirements, and schedules for Basic Training and Advanced and Specialized Training courses. Training course consistency and effectiveness will be reviewed on a joint basis by Expedia and PeopleSupport, and adjusted as required using student evaluation data, as well as through the use of results of the performance management reports, customer satisfaction surveys, and other performance measurements.
     C.5.1 Curriculum Development. PeopleSupport will provide *** of curriculum development per month to assist in the ongoing development and maintenance of the Advanced and Specialized Training Expedia-program curriculum. Curriculum responsibilities will be assigned and monitored by the Expedia curriculum staff.
     C.5.2 Training Senior Management Participation. PeopleSupport’s Training Manager and their respective Manager for the Expedia account will participate in *** Expedia Training and Development Steering Committee *** to provide consultation on ***, ***, and *** . On occasion, PeopleSupport will be asked to host a bi-annual, in-person Steering Committee meeting at one of PeopleSupport’s contact center locations. In addition, on occasion, Expedia may request that PeopleSupport attend a Steering Committee at a location other than PeopleSupport’s location. In such cases, the Parties will mutually agree upon the responsibility of these expenses in writing in advance.
     C.5.3 Trainer Participation. PeopleSupport trainers are expected to make a reasonable effort to attend *** Expedia Trainer calls.
     C.6 Training Course Content and Delivery.
     C.6.1 Basic Training. Basic Training will be provided to all PeopleSupport Personnel, supervisors and managers by PeopleSupport’s training staff.
     C.6.2 Advanced and Specialized Training. PeopleSupport Personnel will be trained in all Expedia product and service offerings, brand differentiation, telesales and customer service processes, and marketing programs, as determined by Expedia, as part of an Advanced and Specialized Training course. *** testing during New Hire training will be conducted to ensure proficiency. Advanced and Specialized Training courses will be provided by PeopleSupport’s training staff following training and certification by Expedia. As part of the ongoing Certification process, and at ***, regular site visits will be made by Expedia Training to each contact center. PeopleSupport will provide Expedia Training
Expedia & PeopleSupport Contact Center Services Agreement
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representatives with full access to all training materials and tools used as part of the Expedia program.
     C.6.3 Train-the-Trainer Courses. Expedia will provide the “train-the-trainer” versions of all Advanced and Specialized Training courses. All selected instructors are required to attend the “train-the-trainer” training prior to teaching any of the training units. Expedia and PeopleSupport will agree as to the content of the training material and the timeframes outlined for each training class. Expedia’s training managers and analysts will review and approve this training prior to implementation. Expedia requires that PeopleSupport staff no less than *** to every *** on a specific program. Expedia also requires that every trainer handle no less than *** of *** per month. In the event that a Train the Trainer course is handled at a location ***, PeopleSupport will be responsible for the *** such Train the Trainer courses unless otherwise agreed to by the Parties in writing in advance.
     C.6.4 Change Management. PeopleSupport will establish a mechanism to implement Expedia-directed changes in training requirements in a timely fashion.
     C.6.5 Classroom Set-up. PeopleSupport will provide on-site classroom facilities in a lecture-style format that are conducive to a learning environment and include:
•	Current computer systems with installed sound cards, high-speed Internet connection, and all relevant applications

•	17” monitors that support 1024x768 resolution

•	Unless agreed to by Expedia, maximum capacity of *** trainees per class.

•	Ratio of one (1) computer system for each trainee

•	Dedicated LCD projector (ceiling-mounted preferred) and in-room screen
     C.7 Role Play and Live Calls. Classroom training will include appropriate role-play to practice call-handling skills prior to taking live calls. Both Expedia’s and PeopleSupport’s training staff will agree to the appropriate level of practice required before students are allowed to take live calls.
     C.8 Transitional Training. Successful completion of Basic Training and Advanced and Specialized Training (including, any appropriate e-Learning training) must be completed before students begin the transitional training phase (i.e., on-the-job training). The transitional training phase consists of students taking live calls at their skill level for a specified period of time, under the close monitoring and supervision of a coach. Duration of transitional training will be determined by agent’s ability to meet required Performance Standards; provided, that transitional training must last at least *** calendar days, and must not last longer than *** days. Students will be expected to meet increasing levels of targeted performance measurements as time increases. The *** from an *** and/or *** will remain *** for the *** through the Transitional Training period, as well as on-going training after the Transitional Training period.
     C.9 Certification. PeopleSupport Agents will complete the certification requirements specified by Expedia as a pre-requisite to performing the Services, and will periodically complete such additional certification as Expedia may specify as a pre-requisite to continued performance of the Services.
     C.10 On-Going Training. PeopleSupport will provide, at *** to Expedia, on-going training (which may include e-learning) of *** per *** per ***. In the event that Expedia requires additional training in *** of *** per *** per ***, Expedia may elect to *** up to *** of training from the following *** without any ***. If Expedia elects to *** from the following ***, the following *** of *** may not ***. In the event that Expedia requires
Expedia & PeopleSupport Contact Center Services Agreement
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additional training in excess of the *** per *** or an *** from the following ***, Expedia will authorize *** to PeopleSupport for additional ***, subject to mutual agreement between the Parties and pre-approval by Expedia for the ***. *** training will be billed at *** from the normal Productive Hour rate. Unless agreed to by PeopleSupport, in the event that Expedia does not *** per *** per *** training time, such *** may not be *** until the ***.
     C.11 Enhancement Training. PeopleSupport will perform enhancement training to enable PeopleSupport Personnel to remain current with new service offerings, changes to existing service offerings, or reinforcement of existing skills and service offerings as requested by Expedia. Enhancement training will be expressly specified by Expedia and may be included as part of the *** per *** per *** in *** training time. Enhancement training will be billed at a *** from the normal Productive Hour rate.
     C.12 e-Learning. Expedia will provide ongoing, on-line training for PeopleSupport Personnel handling specific call types. Expedia e-Learning involves:
•	PeopleSupport-purchased user licenses for each agent

•	For avoidance of doubt, and unless otherwise agreed to by the Parties, PeopleSupport can utilize *** software as a part of the e-Learning program.

•	Expedia-provided content in the form of two 15-minute learning breaks per week

•	Expedia-provided, daily question and tips of the day

•	PeopleSupport reporting and coaching to ensure usage and proficiency
     C.13 Use of Expedia’s Training Materials. Expedia hereby grants PeopleSupport a limited, non-exclusive, non-transferable license to use any training materials provided by Expedia for the sole purpose of training PeopleSupport Personnel working on Expedia’s account pursuant to any Statement of Work. The foregoing license will expire upon the expiration or termination of the Agreement and/or the applicable Statement of Work, and PeopleSupport will return all such training materials to Expedia or destroy same. Expedia-specific training materials may not physically be removed from the contact center premises.
     C.14 Training Exceptions and Adherence to Performance. PeopleSupport is responsible for maintaining all Performance Standards during on-going training of *** per *** per ***. If there is any Expedia-required training with duration beyond *** per *** per ***, the Performance Standards may be adjusted to the extent reasonably appropriate. Extenuating circumstances may be considered on an individual basis, and adjustments to PeopleSupport’s program may be made, solely at the discretion of Expedia.
     C.15 Manager/Supervisor Certification requirements. As part of being assigned to Expedia’s Account, PeopleSupport Team Supervisors and Team Managers must demonstrate ongoing progress towards certification or already having been certified as a *** or equivalent. Ongoing progress may be demonstrated by (a) taking and passing an assessment test, (b) completing the 360 degree review, or (c) completing the work product assignment in the previous six (6) months. PeopleSupport will be responsible for the *** .
     C.16 Trainer Certification requirements. As part of being assigned to Expedia’s Account, PeopleSupport Trainers must demonstrate ongoing progress towards certification or already having been certified as a *** or            equivalent. Ongoing progress must be demonstrated by taking and passing an assessment test in the previous six (6) months. PeopleSupport will be responsible for the *** .
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

EXHIBIT D
Quality Assurance
     D.1 Quality Monitoring. PeopleSupport will use a best of class and leading edge quality monitoring tool (such as those provided by ***, or ***) that will record voice and screen capture. This tool should be no more than *** version older than the most recent commercially available version of the product and should be placed under the manufacturer’s highest level of support and maintenance. At least *** selected sessions per *** per *** will be recorded and made available to Expedia via a standard file format on a web based solution or via client based tool.
     D.2 Quality Monitoring Frequency — End User Transactions (Phone, Email and Chat). PeopleSupport will employ its customary procedures for monitoring the service provided by the PeopleSupport Personnel. For agents in Transitional Training, monitoring will consist of randomly monitoring, scoring and providing feedback, at minimum, *** per *** per *** in Transitional Training. For agents that have completed transitional training, monitoring will consist of randomly monitoring, scoring and providing feedback at minimum, *** per *** per ***.
     D.3 Quality Monitoring Distribution. PeopleSupport agrees to monitor not more than *** of the required monitoring sessions both at the *** level and the *** level in a given week. PeopleSupport is to evenly distribute the required monitoring sessions across the entire month. *** must complete at a minimum *** of all coaching sessions required by Expedia.
     D.4 Quality Monitoring Zero Tolerance. PeopleSupport agrees to utilize a zero tolerance rule with regards to call monitoring. If an agent is observed being rude or disrespectful to a customer, PeopleSupport will take immediate corrective action which may include immediate termination. This will include a required follow-up monitoring session within *** hours.
     D.5 Quality Monitoring Frequency Exceptions. Expedia may request and PeopleSupport will provide additional or specific monitoring sessions during periods when customer impact is heightened, especially after new product launches, training or other key initiatives.
     D.6 Expedia Participation in Quality Monitoring & Coaching. At Expedia’s option, Expedia quality monitoring staff or Expedia’s Local Manager may participate in the monitoring (on a real-time basis) and coaching of PeopleSupport agents. Where Expedia participates in such monitoring and coaching, results of these sessions will be made available to PeopleSupport, in a timely manner, to integrate with PeopleSupport coaching results and subsequent follow-up processes.
     D.7 Quality Monitoring Format. Each monitoring session consists of *** interaction. All monitoring documentation needs to be readily available to Expedia. Expedia will provide the standard quality monitoring form which PeopleSupport will use for scoring the quality monitoring sessions. Side-by side sessions will not be used to determine the overall customer satisfaction or quality scores.
     D.8 Quality Monitoring Calibration. On a monthly basis at each location Expedia may elect to randomly select and score monitoring sessions that have already been scored by PeopleSupport’s QA personnel to assist with determining that the monitored sessions scored by PeopleSupport’s QA personnel have scores within *** of the scores determined by Expedia’s QA personnel.
     D.9 Coaching and Team Meetings. Unless otherwise approved by Expedia, team supervisors will meet with their respective agents or agents in transitional training in a team meeting format on a *** and must be at least *** in duration. Expedia will regularly provide *** for use in each supervisor’s
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

weekly team meetings. *** will meet with their respective agents or agents in transitional training in a *** format on a *** and must be *** in duration. *** sessions will be used to review the agent’s performance. For agents in transitional training, the team supervisor will monitor, at minimum, *** sessions per *** per ***, *** of which will be in a *** format. For agents that have completed transitional training, the team supervisor will monitor, at minimum, *** per *** per *** , of which *** will be in a *** format.
     D.10 Remedial Training for Performance Improvement. PeopleSupport will provide remedial training, at *** to Expedia, necessary to enable PeopleSupport to meets its performance requirements under the Agreement and the applicable Statement of Work, or as otherwise agreed by the Parties pursuant to an individual or group improvement program.
     D.11 Resource Assignment. Vendor will assign responsibility for *** reporting to a member of its management team who will serve as a liaison between Expedia and Vendor. This individual will be responsible for, among other things, participating in weekly conference calls with the applicable Expedia Local Manager to review Vendor’s contract performance. In addition, this individual will act as Expedia’s advocate within Vendor’s enterprise by communicating any Expedia concerns to Vendor management in order to expedite any requested discussion and/or resolution and keep Expedia apprised of all outstanding issues on such periodic basis as Expedia reasonably deems appropriate.
     D.12 Performance Enhancement Training for Underperformance. Agents that do not meet minimum Performance Standards for *** days will receive a verbal warning from Vendor. Agents that do not meet set minimum *** for *** will receive a *** from Vendor, will be *** , and will be automatically sent to a minimum of *** . Following completion of performance enhancement training, the suspension will be lifted and the agent may resume Services. However, if the same agent subsequently does not meet minimum *** for a period of *** , the agent will receive a *** , will again be *** from performing the Services, and will be sent back to performance enhancement training a final time. Following completion of the second performance enhancement training, the suspension will again be lifted and the agent may resume Services. If the agent still does not meet Performance Standards after *** more days, the agent will be *** from providing any Services to Expedia and no *** will be billed to Expedia from such agents after that time. For avoidance of doubt, (a) nothing in this paragraph will limit Expedia’s right to demand removal of Personnel from participation in the Services at any time, and (b) for the duration of any *** agent will be barred from performing any Services for Expedia and no Productive Hours will be billed to Expedia from such agents during such suspension.
     D.13 Performance Evaluation by a Third Party. Expedia will evaluate Vendor’s quality performance through the Expedia Quality Monitoring Team and/or a third-party contractor acting on Expedia’s behalf. Expedia will solely determine the evaluation criteria. Quality performance to standards will be measured through contact monitoring methods found in Expedia’s quality assurance guidelines and through customer satisfaction surveys.
     D.13.1 Baseline Measurement. Expedia will engage a third party firm to conduct customer surveys for the baseline measurement of customer satisfaction. The baseline measurement will allow Expedia and Vendor to understand the current state and regularly track progress during the transition, once the account has been fully staffed.
     D.13.2 Quarterly Measurement. Expedia will conduct a survey every quarter following the initial baseline survey, and a customer satisfaction report will be provided to Vendor and Expedia’s stakeholders. Vendor will submit to Expedia a plan for corrective action within *** days of any survey identifying a *** in quality measures.
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

     D.14 Vendor’s Quality Improvement Program. Vendor will implement a quality improvement program that should assist supervisors, quality assurance specialists, and training staff with a consistent coaching method to achieve excellent customer service. The program should provide agents with ideas and recommendations as to various ways they can improve performance and increase customer satisfaction.
Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT E
Reporting
     E.1 Reporting. PeopleSupport will provide Expedia with the metrics defined in Appendix 1 to Exhibit A on a daily, weekly, monthly, and quarterly basis. Reporting requirements may be modified as mutually agreed by the Parties, provided that any such Agreement will be evidenced in writing and signed by the Parties. Daily statistics will be made available to the Local Manager and General Manager by 8:00 A.M. Pacific Time of the next business day. Weekly reports will be made available by the close of business on the Monday for the preceding week (Monday-Sunday). Monthly and quarterly reports will be made available by the second business day following the period. Daily reports will include month-to-date totals for all categories. The information will be accurate and should include, but will not be limited to the Key Contract Definitions as defined in Appendix 1 to Exhibit A.
     E.2 Trending. PeopleSupport will conduct monthly “check-point” meetings with Expedia, to review monthly performance indicators and review items included in, but not limited to those listed above. PeopleSupport will host on-site quarterly operations meetings with Expedia to review monthly performance indicators and review items included in, but not limited to those listed above. PeopleSupport will provide Expedia with immediate feedback based on contact volume patterns and trends handled by the contact center(s), specifically to include, but not limited to (a) contact volume drivers in general, and (b) AHT / ATT / AWT drivers. On a weekly basis, PeopleSupport will identify and provide specifics regarding the top five (5) drivers for each of the factors listed above.
     E.3 Availability. PeopleSupport will provide Expedia with access to raw performance-related data in such extensible electronic format as reasonably required by Expedia on a daily, weekly, and monthly basis. All metrics are components of required reporting on a daily basis, and by a rolled-up week-to-date, month-to-date, year-to-date and program-to-date basis, by program level and agent level. Access to this data will be provided to the General Manager.
     E.4 Retention and Access. PeopleSupport will retain performance-related data for at least one year after the monitoring date. The data will be accessible to Expedia (via remote access) and will reflect monthly periods and weekly periods, such information to be promptly provided to Expedia after it makes such a request by a designated representative of PeopleSupport, which may include a supervisor, training specialist, or the like. The performance-related data will be delivered to Expedia in such extensible format as reasonably requested by Expedia.
Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT F
Technical Specifications
     F.1 Capacity. Unless otherwise specified in a Statement of Work, or as otherwise agreed to by the Parties, the equipment provided by PeopleSupport to perform the Services will be capable of supporting the following minimum requirements for capacity without having to replace (except as may be required for maintenance and repair from time to time) or augment PeopleSupport’s current equipment: (a) *** telephone extensions / positions, and (b) *** simultaneous calls (non-blocking).
     F.2 Response Time. The data processing applications used in each of PeopleSupport’s contact centers used to provide the Services under a Statement of Work will execute and respond to user input at *** speeds. PeopleSupport will provide a technology infrastructure that will support the following minimum response times for all PeopleSupport provided applications used in the center: (a) all such applications will respond to an inquiry for data in less than *** and display a result at all times and under all load conditions; and (b) the time required for loading such applications during a contact will not extend the talk time of the contact or delay processing of the caller’s request. The Response Time calculation shall only apply to systems, applications and connectivity directly controlled by PeopleSupport and shall not include those systems, applications and connectivity controlled or made available by Expedia.
     F.3 Standards Adherence. All equipment and software provided by PeopleSupport will adhere to generally accepted industry standards and certifications, including ANSI, UL and FCC. All software communications protocols and messaging used by PeopleSupport for the Services will be based upon generally-accepted communications standards, rather than proprietary methods.
     F.4 Call Blocking. Under no circumstances will PeopleSupport implement a “forced busy signal” or in any other way block call or email traffic without Expedia’s prior express written consent. Provided that volumes do not exceed the requested capacity referenced in F.1 above, for any hour during which unauthorized “forced busy signals” or blocking are implemented, that hour’s performance will be counted as *** for the purposes of calculating Real Time Adherence.
     F.5 High Availability.
     F.5.1 All systems will be operational and available during the Hours of Operation, except during agreed upon maintenance windows. Downtime for maintenance will be scheduled during low transaction volume periods, such as nights and weekends, and should not exceed *** consecutive *** a week, from Sunday to Saturday. Downtime will be scheduled at *** corporate business days in advance, must be ***, and must not effect Performance Standards. Exceptions for emergency maintenance will be *** and *** on a case-by-case basis ***. Expedia retains the right to approve or disapprove waiving its right to receive Performance Credits arising from service affected by maintenance (whether emergency or not) in its sole discretion.
     F.5.2 All PeopleSupport-supplied essential systems will provide a high level of fault tolerance and redundancy.
     F.5.3 PeopleSupport will supply an automated system for monitoring and reporting the availability of all systems.
     F.5.4 PeopleSupport will provide Expedia with a disaster recovery plan for the contact centers under its direction. These plans are to be presented to Expedia within ***
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

of contract signing. A disaster is defined as any outage that affects more than *** percent *** of the inbound traffic to a contact center for more than ***. If such a disaster occurs and PeopleSupport’s plan does not adequately handle the outage, Expedia reserves the right to suspend payment for affected Services during the outage period.
     F.5.5 In the event of a PeopleSupport-supplied application failure, only transactions for contacts in progress will be lost.
     F.5.6 PeopleSupport will supply a regular back-up schedule for all PeopleSupport-supplied systems. Each back-up media must be copied and archived on-site.
     F.5.7 PeopleSupport will maintain on-site spares of critical parts (disk drives, CPUs, etc.) for key systems.
     F.6 Business Continuity. In the event PeopleSupport’s facility is incapacitated or service interrupted for any reason, upon discovery of the issue PeopleSupport will provide immediate oral notice within *** and email notice within *** to Expedia. PeopleSupport will add the appropriate Expedia contacts, to be provided by Expedia, into their Business Continuity Plan escalation process.
     F.6.1 Where PeopleSupport experiences a Minor Service Interruption (up to *** ) the following minimum requirements must exist including:
•	Demonstrate capability to return to full service within *** .

•	PeopleSupport’s computer system must have either a backup system (e.g., UPS or redundant system) or the ability to run manually. PeopleSupport will provide documentation of backup or manual processes to Expedia for Expedia’s review upon request.

•	Plans/procedures must be tested either by tests or actual occurrences. The tests must demonstrate that PeopleSupport approach is effective. PeopleSupport will provide documentation of tests to Expedia for Expedia’s review upon request.

•	Key personnel must be knowledgeable about the Backup and Disaster Recovery Plan required by Section G.5.5. PeopleSupport will provide documentation of Backup and Disaster Recovery Plan to Expedia for Expedia’s review upon request.
     F.6.2 Where PeopleSupport is deemed responsible for a Serious Disaster (more than six hours), other than Force Majeure, the following minimum requirements must exist including:
•	Demonstrated capability to return to full service within *** . If you are unable to return to full service within the *** , a written commitment is required within *** of the disaster, to the Expedia Service Deliver Manager. This commitment must contain the plan of action and timeline as to when you will be fully operational.

•	Restore service / minimize downtime

•	Ensure data integrity

•	Key personnel must be knowledgeable about the Backup and Disaster Recovery Plan required by Section G.5.5. PeopleSupport will provide documentation of Backup and Disaster Recovery Plan to Expedia for Expedia’s review upon request.
     F.7 Maintenance and Support.
     F.7.1 In the event of a technical problem that requires PeopleSupport’s assistance to
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

resolve, PeopleSupport will assist in troubleshooting all problems to the point of isolating the problem to either PeopleSupport supplied software and/or hardware or software and/or hardware supplied by Expedia.
     F.7.2 PeopleSupport will cooperate fully with Expedia to resolve problems as quickly and efficiently as possible. In the event that the cause of a problem cannot be readily determined, PeopleSupport will continue to troubleshoot the problem until the cause is isolated.
     F.7.3 PeopleSupport will be responsible for resolving technology problems that are isolated to PeopleSupport’s hardware and/or software and/or network.
     F.7.4 PeopleSupport will supply its own support structure for all systems provided by PeopleSupport equipped with a sophisticated problem reporting system. The support services will include the ability to track and report on problems and escalate problems to appropriate support and management personnel.
     F.7.5 PeopleSupport will implement a problem reporting procedure that does not affect Performance Standards. Agents should be able to report problems quickly without filling out extensive forms or problem reports. All agents will be trained on the problem reporting procedure. Supervisors should be responsible for following-up with the help desk to ensure that all problems that have been reported are resolved. Problems may be temporarily resolved with work-around procedures if approved in advance by Expedia. All reported problems will be maintained on file and made available to Expedia upon request.
     F.7.6 Support will be provided during all Hours of Operation.
     F.7.7 Upgrades and installations of new technology should not affect service.
     F.8 Changes and Enhancements.
     F.8.1 PeopleSupport will provide periodic changes and enhancements to its automated systems to meet the business requirements of Expedia.
     F.8.2 PeopleSupport will use industry-standard development processes, and provide standard scheduling and planning metrics. PeopleSupport will follow development processes and standards that ensure high levels of quality. Whenever possible, changes will be made configurable by the user.
     F.8.3 PeopleSupport will provide complete and up-to-date documentation for all PeopleSupport-maintained applications and changes to the applications including contact routing programming and associated details.
F.9 Data Network Services.
     F.9.1 LAN Interface. PeopleSupport will supply at least *** local area network interface to the Expedia data network termination that is compatible with the specifications of the Expedia data network termination.
     F.9.2 Equipment. PeopleSupport will supply all equipment, software, and maintenance required to provide data network services to the required number of contact center personnel and systems in each facility.
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

     F.9.3 Uptime. Data network services will be operational and available *** and *** hours a week from Sunday to Saturday. Modifications to the environment will be scheduled with Expedia during the implied *** hour window or as otherwised agreed upon.
     F.9.4 Troubleshooting. PeopleSupport will supply the necessary equipment and expert personnel to troubleshoot and identify data network problems.
     F.9.5 Capacity Planning. PeopleSupport will be responsible for all LAN and WAN capacity planning. PeopleSupport will work with Expedia staff to ensure that all requirements are understood, communicated, and effectively implemented.
     F.9.6 Redundancy. Redundant paths are required for the data network connections. It is the responsibility of PeopleSupport to provide redundant connections to these paths.
     F.9.7 LAN Segmentation. The local area network will be segmented in such a way that a failure will impact no more than *** of the total agent population. For example, if there are *** total agents at an PeopleSupport’s contact center, and a local area network failure occurs, then no greater than *** agents will be impacted.
     F.9.8 VoIP. Expedia intends in the future to migrate voice services to a Voice over Internet Protocol (VoIP) infrastructure. Accordingly, to enable implementation of VoIP, and to ensure the necessary quality of service, PeopleSupport’s network will have a consistent and robust services architecture that supports: (a) separation of the transport and end-point layer from the session control layer (access agnostic); (b) session management across multiple, real-time communication services, (c) compatibility with existing Advanced Intelligent Networks (AIN) services (i.e., calling name, 800, Local Number Portability, Customized Applications for Mobile Networks Enhanced Logic, American National Standards Institute-41, etc.); and (d) transparent inter-working with legacy TDM networks (i.e., numbering plans, progress tones).
     F.9.9 Infrastructure. PeopleSupport will provide a high-performance, high-capacity, upgrade-able infrastructure framework, upon which any current and future technology may be implemented. This framework will facilitate upgrades as new technology becomes available, presumably without wholesale replacement of existing infrastructure and systems. PeopleSupport will establish a minimum standard (or baseline) to facilitate contact center operations standardization of technology.
     F.9.10 IP Network. All relevant PeopleSupport computers (desktops and servers) will be accessible via an IP network.
     F.9.11 IP Address Allocation. IP address blocks will be centrally managed for the enterprise. IP addresses will be allocated geographically, following standard sub-netting rules. Each geographical region will aggregate to a single route.
     F.9.12 Local Network Addresses. Local, un-routable, internal IP addresses that conform to RFC 1918 will be used on end-user devices, to the greatest extent possible.
     F.9.13 Routing. PeopleSupport networks will use a standards-based Interior Gateway Routing protocol (IGP) to connect to the MNT. Acceptable protocols are *** and ***. As a transport protocol, Multi-Protocol Label Switching (MPLS) will be considered for the wide area network. This will provide a logical separation of network traffic.
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

     F.9.14 Dynamic Host Control Protocol (DHCP). DHCP will be used for all desktop, laptop, and remote systems. Fixed-IP addresses will only be used for network devices and servers.
     F.9.15 VPN (Virtual Private Networking). Remote access for the purposes of supporting Expedia computer resources will only be provided through secure VPN connections. These connections will require two (2) elements for authentication, at a minimum: (a.) an identifier or username, something you know; and (b.) password, something you have. These connections will provide encrypted exchange of information through the entire life cycle of the connection.
     F.9.16 Remote Access VPN. Access VPNs encompass analog, dial, ISDN, digital subscriber line (DSL), mobile IP, and cable. Access to internal computational resources may only be provided through secure VPN connections.
     F.9.17 Firewall. All PeopleSupport computers used for conducting Expedia account operations will be protected from public access through the use of “awareness-state” firewalls. These firewalls will follow the philosophy to deny all access except those protocols, ports, and addresses that are explicitly permitted. Firewall policies will be clearly documented, reviewed, and updated bi-annually.
     F.9.18 Wireless Access Points. No wireless access points or bridges will be allowed to connect to the network without providing 802.1X authentication and authorization for access, WEP based encryption, and a non-broadcast SSID.
     F.10 Voice Network Services.
     F.10.1 Voice Network. PeopleSupport will supply the voice network services to the assigned contact centers. This includes all telephony service to the contact center. PeopleSupport will supply the necessary connections to the voice network at each contact center facility. These connections will terminate in the appropriate equipment room. Expedia reserves the right to supply the voice network services upon notice to PeopleSupport.
     F.10.2 Management of Telephony Systems. Expedia requires visibility to the telephony systems that its customers use for customer support and telesales purposes.
     F.10.3 Independence. PeopleSupport’s voice network services will include device and location independence through a common IP infrastructure, that is shared by groups of users to improve network efficiencies.
     F.10.4 Internetworking. PeopleSupport’s ACD / PBX system will be designed in a manner by which voice, data, and video applications may be readily switched and routed, and where applicable, conferenced between all facilities. The interface to the network will be ***. Networks may be a combination of public, private, VAN, proprietary, and bypass solutions.
     F.10.5 Modularized Design. The proposed system will be a modularized architecture that allows ease of interface with common hardware. This architecture will be interchangeable between systems and sites if system reconfiguration becomes necessary.
     F.11 Contact Distribution. PeopleSupport will supply all contact distribution services for the contact center. This includes the ACD / PBX systems as well as any intelligent contact routing technologies (if applicable).
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

Typically, ACDs route incoming calls to the final destination, depending on various parameters and business rules. Contact distribution services include all standard capabilities provided by the latest intelligent contact distribution technology available today. In the future, additional technologies will be utilized to provide greater flexibility to fully control and manage both inbound and outbound contacts. An example of this is the use of the CCXML specification, in conjunction with VoiceXML, for call control purposes.
     F.12 Agent Access to Applications. The software applications used to perform transactions in the Service Locations will be supplied by Expedia and made available to PeopleSupport. PeopleSupport will supply all necessary equipment and software to access the required Expedia applications and data to perform the Services. PeopleSupport-supplied applications will be capable of accessing all required data that is currently residing on Expedia’s systems, including historical data, for product, customer, warranty and other information. Additionally, the applications used by PeopleSupport will be able to link correspondence from a customer to the customer’s case.
     F.13 Quality Monitoring. PeopleSupport will provide automated contact monitoring to enable fast and reliable measurement of quality and productivity. PeopleSupport’s quality automated monitoring service will include the ability to: (a) automatically record a pre-scheduled number of calls for each agent in the schedule; (b) play-back recorded calls, quickly and easily; (c) record outbound as well as inbound calls; (d) allow Expedia’s business unit personnel to play-back recorded calls and monitor calls in-progress; and (e) search for monitored calls, based upon multiple-search criteria.
     F.14 Automation of Workforce Management, Scheduling, Contact Forecasting and Reporting. PeopleSupport will supply an automated means of forecasting and reporting contact traffic and required agent staffing. This workforce management tool will include the ability to: (a) efficiently match calls with human resources; (b) to report variances between forecasts and actuals for (i) calls expected vs. received, (ii) agents required vs. staffed; (c) use historical information for identifying trends in expected customer contacts; (d) forecast based upon agent skills and expected contact types; and (e) provide a consolidated view and reports of agent and contact center activity, by center, across all centers, by phone number, and agent group.
     F.15 Service Locations. Without limiting the requirements set forth elsewhere in the Agreement, the Service Locations will conform to the following requirements:
     F.15.1 Facilities.
•	Earthquake- and fire-resistant under most conceivable circumstances. This includes facility preparation associated with other natural disasters.

•	Standard 19-inch racks to accommodate the mounting of servers, routers and other system equipment.
•	Ability to separate power supplies from other racks.

•	Ability to set-up servers in a private PeopleSupport cage.
     F.15.2 Security.
•	Enforceable entry and egress. Examples include:
•	Card access control at all interior and exterior doors.
•	24 x 7 x 365 on-site security staff.

•	24 x 7 x 365 intrusion detection monitoring.

•	*** with *** storage capacity.

•	Virus scanning — PeopleSupport examples include *** and *** anti-virus products.

•	Ability to identify and analyze vulnerabilities in your systems.

•	Cost-effective firewall solutions with management services.

•	Robust firewall for servers hosted in the contact centers and/or data centers.
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

     F.15.3 DC Power Systems.
•	N+1 redundancy in all systems.

•	48 volt DC power with 1500 — 3000 amps.

•	Redundant “A” and “B” circuits.
•	Two (2) hours’ back-up at full load with Valve-Regulated Lead-Acid (VRLA) batteries.
     F.15.4 AC Power Systems.
•	N+1 redundancy in all systems.

•	Parallel redundant Uninterruptible Power Sources (UPS).

•	*** back-up at full load with power generator.
     F.15.5 Power Generator.
•	Supports data center and all equipment within at maximum load for *** without refueling.

•	Ability to extend generator back-up beyond *** limits in the unlikely event of an extended power outage with refueling while the engine is running.

•	Uninterrupted transfer of power — use of high capacity UPS and Automatic Transfer Switch (ATS) transfer of power.

•	Regularly scheduled maintenance with certified power generator contractors.
•	Load tests (full load — detection and fix potential problems)
•	24 x 7 x 365 emergency service with local technician stations.

•	24 x 7 x 365 emergency refueling service.

•	24 x 7 x 365 local and remote monitoring of generator system.
     F.15.6 Environmental Control.
•	Equipped with high-capacity HVAC systems.

•	Data center environment maintained at optimal temperature and humidity levels for equipment.

•	24 x 7 x 365 HVAC emergency service by certified contactors.

•	Contracted maintenance with certified HVAC contractors to discover and fix problems before they become emergencies.
     F.15.7 Fire Protection.
•	Smoke and high temperature detection and alarm system.

•	24 x 7 x 365 alerts before temperatures get to danger levels.

•	Concrete floors and fireproof walls to protect the facility in case of fire in the surrounding area.

•	Zone alerts fire-extinguishing mechanism.
     F.15.8 Monitoring.
•	Physical — Monitoring of power, HVAC, security, fire and leak detection system.

•	Network and Servers
•	Availability monitoring by Ping.

•	Fault monitoring for WWW, DNS, MAIL, FTP, ports and others.

•	Performance monitoring of CPU usage ratio, memory usage ratio, disk usage ratio and others.
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

•	Various other monitoring services are available.
•	Web Reports
•	Daily report.

•	Weekly report.

•	Monthly report.

•	Quarterly report.

•	Annual report.

•	Availability statistics, resources statistics, access statistics, technical statistic, and overall statistics.
     F.15.9 Access to Facilities. Subject to compliance with PeopleSupport’s site and security regulations, PeopleSupport will provide the General Manager with unrestricted access to the portion of the Service Location(s) used by PeopleSupport Agents to provide Services. Visits to facilities by Expedia tour groups will be arranged by mutual agreement with PeopleSupport.
     F.15.10 Acquisition and Installation of Equipment. PeopleSupport will be responsible for the acquisition, installation, and configuration of any and all systems, identified in technical architecture below, required in support of the Service Location.
     F.16 Chronic Failures. If Expedia experiences either (a) *** service interruptions to a Statement of Work, with each such service interruption consisting of *** or more, and totaling *** or more hours within a calendar month for the same Statement of Work, or (b) one service interruption totaling *** hours or more (either, a “Chronic Failure”), then within *** days following PeopleSupport receipt of written notice thereof, Expedia may terminate the affected Statement of Work without penalty or liability by providing written notice of such termination to PeopleSupport. Expedia will promptly report to PeopleSupport each service interruption that may constitute or contribute to a Chronic Failure. Notwithstanding the foregoing, if Expedia has not elected to exercise its termination right with respect to any Chronic Failure within *** period following the occurrence of such Chronic Failure, Expedia’s right to exercise its termination right with respect to that Chronic Failure will be deemed to have been waived by Expedia.
     A Statement of Work, however, cannot be deemed to have chronic service interruptions if the service interruptions are caused by failure of power, systems or connections provided by Expedia; interruptions during any period where Expedia has released a Statement of Work for scheduled maintenance, rearrangement or implementation; interruptions where Expedia elects not to release a Statement of Work for testing and/or repair and such Statement of Work is interrupted solely on account of the absence of such testing and/or repair; interruptions of Expedia’s equipment; interruptions due to Force Majeure; or any combination of the foregoing circumstances or conditions.
     F.17 PeopleSupport Technical Architecture. Without limiting the requirements set forth elsewhere in the Agreement, the following systems are managed by PeopleSupport and PeopleSupport shall be responsible for their performance.
          ***
          ***
          ***
          ***
          ***
          PeopleSupport owned *** (Firewalls, Routers, Switches, IDS, LocalDirectors, etc.)
          International Private Lines for Voice and Data between PeopleSupport Co-Location facilities and
          PeopleSupport Call Center Sites
Expedia & PeopleSupport Contact Center Services Agreement
Confidential material redacted and filed separately with the Commission.

     Local Internet Access at PS Call Center Sites
     F.18 Expedia Technical Architecture. Without limiting the requirements set forth elsewhere in the Agreement, the following systems are managed by Expedia and Expedia shall be responsible for their performance.
     ***
     ***
     ***
     ***
     ***
     ***
     ***
Expedia & People Support Contract Center Services Agreement
Confidential material redacted and filed separately with the Commission.

EXHIBIT G
Non-Disclosure Agreement
EXPEDIA CORPORATION NON-DISCLOSURE AGREEMENT
     This Non-Disclosure Agreement (the “Agreement”) is made and entered into as of the later of the two signature dates below by and between EXPEDIA, INC, a Washington corporation (“Expedia”) and PeopleSupport.com (“Recipient’).
     IN CONSIDERATION OF THE MUTUAL PROMISES AND COVENANTS CONTAINED IN THIS AGREEMENT AND THE DISCLOSURE OF CONFIDENTIAL INFORMATION, THE PARTIES HERETO AGREE AS FOLLOWS:
     Definition of Confidential Information and Exclusions.
     (a) “Confidential Information” means nonpublic information that Expedia designates as being confidential or which, under the circumstances surrounding disclosure ought to be treated as confidential by Recipient. “Confidential Information” includes, without limitation, information in tangible or intangible form relating to and/or including released or unreleased Expedia software or hardware products, the marketing or promotion of any Expedia product, Expedia’s business policies or practices, and information received from others that Expedia is obligated to treat as confidential. Except as otherwise indicated in this Agreement, “Expedia” also includes all Affiliates of Expedia and, except as otherwise indicated, the term “Recipient” also includes all Affiliates of the Recipient. An “Affiliate” means any person, partnership, joint venture, corporation or other form of enterprise, domestic or foreign, including but no limited to subsidiaries, that directly or indirectly, control, are controlled by, or are under common control with a party.
     (b) Confidential Information shall not include any information, however designated, that: (i) is or subsequently becomes publicly available without Recipient’s breach of any obligation owed to Expedia; (ii) became known to Recipient prior to Expedia’s disclosure of such information to Recipient pursuant to the terms of this Agreement; (iii) became known to Recipient from a source other than Expedia other than by the breach of an obligation of confidentiality owed to Expedia; (iv) is independently developed by Recipient; or (v) constitutes Feedback (as defined in Section 5).
     Obligations Regarding Confidential Information
     (a) Recipient shall:
(i)	Retrain from disclosing any Confidential Information to third parties for five (5) years following the date that Expedia first discloses such Confidential Information to Recipient, except as expressly provided in Sections 2(b) and 2(c) of this Agreement;

Take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, but no less than reasonable care, to keep confidential the Confidential Information;

(iii)	Refrain from disclosing, reproducing, summarizing and/or distributing Confidential Information except in pursuance of Recipient’s business relationship with Expedia, and only as otherwise provided hereunder, and

(iv)	Refrain from reverse engineering, decompiling or disassembling any software code and/or prerelease hardware devices disclosed by Expedia to Recipient under the terms of this Agreement, except as expressly permitted by applicable law.
     (b) Recipient may disclose Confidential Information in accordance with a judicial or other governmental order, provided that Recipient either (i) gives the undersigned Expedia representative reasonable notice prior to such disclosure to allow Expedia a reasonable opportunity to seek a protective order or equivalent, or (ii) obtains written assurance from the applicable judicial or governmental entity that it will afford the Confidential Information the highest level of protection afforded under applicable law or regulation. Notwithstanding the foregoing. Recipient shall not
Expedia & PeopleSupport Contact Center Services Agreement

disclose any computer source code that contains Confidential Information in accordance with a judicial or other governmental order unless it complies with the requirement set forth in sub-section (i) of this Section 2(b).
     (c) The undesigned Recipient may disclose Confidential Information only to Recipient’s employees, interns, agents, independent contractors and consultants on a need-to-know basis. The undersigned Recipient will have executed or shall execute appropriate written agreements with such employees and third parties sufficient to enable it to comply with all the provisions of this Agreement.
     (d) Recipient shall notify the undersigned Expedia representative immediately upon discovery of any unauthorized use or disclosure of Confidential Information or any other breach of this Agreement by Recipient and its employees, interns, agents, independent contractors and consultants, and will cooperate with Expedia in every reasonable way to help Expedia regain possession of the Confidential Information and prevent its further unauthorized use or disclosure.
     (e) Recipient shall, at Expedia’s request, return all originals, copies, reproductions and summaries of Confidential Information and all other tangible materials and devices provided to Recipient as Confidential Information, or at Expedia’s option, certify destruction of the same.
3. Remedies
     Recipient acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that Expedia shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.
4. Miscellaneous
     (a) All Confidential information is and shall remain the property of Expedia. By disclosing Confidential Information to Recipient, Expedia does not grant any express or implied right to Recipient to or under any patents, copyrights, trademarks, or trade secret information except as otherwise provided herein. Expedia reserves without prejudice the ability to protect its rights under any such patents, copyrights, trademarks, or trade secrets except as otherwise provided herein.
     (b) In the event that Expedia provides any computer software and/or hardware to Recipient as Confidential Information under the terms of this Agreement, such computer software and/or hardware may only be used by the Recipient for evaluation and providing Feedback (as defined in Section 5 of this Agreement) to Expedia. Unless otherwise agreed by Expedia and the Recipient, all such computer software and/or hardware is provided “AS IS” without warranty of any kind, and Recipient agrees that neither Expedia nor its suppliers shall be liable for any damages whatsoever arising from or relating to Recipient’s use or inability to use such software and/or hardware.
     (c) The parties agree to comply with all applicable international and national laws that apply to (i) any Confidential Information, or (ii) any product (or any part thereof), process or service that is the direct product of the Confidential Information, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information on exporting Expedia products, see http://www.Expedia.com/exporting/.
     (d) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed by both parties. None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of Expedia, the Recipient, their agents, or employees, but only by an instrument in writing signed by an authorized employee of Expedia and the Recipient. No waiver of any provision of this Agreement shall constitute a waiver of any other provision(s) or of the same provision on another occasion.
     (e) If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees. This Agreement shall be construed and controlled by the laws of the State of Washington, and the parties further consent to exclusive jurisdiction and venue in
2
Expedia & PeopleSupport Contact Center Services Agreement

the federal courts sitting in King County, Washington, unless no federal subject matter jurisdiction exists, in which case the parties consent to the exclusive jurisdiction and venue in the Superior of King County, Washington. Recipient waives all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on either party in the manner authorized by applicable law or court rule.
     (f) This Agreement shall be binding upon and inure to the benefit of each party’s respective successors and lawful assigns; provided, however, that Recipient may not assign this Agreement (whether by operation of law, sale of securities or assets, merger or otherwise), in whole or in part, without the prior written approval of Expedia. Any purported assignment in violation of this Section shall be void.
     (g) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.
     (h) Expedia may terminate this Agreement with or without cause upon ninety (90) days prior written notice to the Recipient. All sections of this Agreement relating to the rights and obligations of the parties concerning Confidential Information disclosed during the term of the Agreement shall survive any such termination.
5. Suggestions and Feedback
     The Recipient may from time to time provide suggestions, comments or other feedback (“Feedback”) to Expedia with respect to the Confidential Information provided by Expedia. Recipient agrees that all Feedback is and shall be given entirely voluntarily. Feedback, even if designated as confidential by Recipient, shall not, absent a separate written agreement, create any confidentiality obligation for or upon Expedia. Furthermore, except as otherwise provided herein or in a separate subsequent written agreement between the parties, Expedia shall be free to use, disclose, reproduce, license or otherwise distribute, and exploit the Feedback provided to it as it sees fit, entirely without obligation or restriction of any kind on account of intellectual property rights or otherwise.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

RECIPIENT: PeopleSupport.com	EXPEDIA CORPORATION
Address: 1100 Glendon Ave, 14th Fl.	13810 S.E. Eastgate Way, Suite 400
Los Angeles, CA 90024	Bellevue, WA 98005

By: /s/ Brian Larimore	By: /s/ Robb A. Krieg
Name: Brian Larimore	Name: Robb A. Krieg
Title: Director of Sales	Title: Director of Operations
Date: 9/15/00	Date: 9/15/00
3
Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT H
Proprietary Information and Inventions Agreement
PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
     In consideration of my employment or continued employment by PEOPLESUPPORT (PHILIPPINES), INC. (the “Company”), and the compensation now and hereafter paid to me, I hereby agree as follows:
     1.   Recognition of Company’s Rights; Nondisclosure. At all times during the term of my employment and thereafter, I will hold in strictest confidence and will not disclose, use, or publish any of the Company’s Proprietary Information (defined below), except as required in connection with my work for the Company, or unless approved in writing by an officer of the Company. I hereby assign to the Company any rights I may have or acquire in such Proprietary Information and recognize that all Proprietary Information shall be the sole property of the Company and its assigns and that the Company and its assigns shall be the sole owner of all patent rights, copyrights, mask work rights, trade secret rights and all other rights throughout the world (collectively, “Proprietary Rights”) in connection therewith. As used in this Agreement, the period of my employment includes any time during which I may be retained by the Company as a consultant.
     The term “Proprietary Information” shall mean trade secrets, confidential knowledge, data or any other proprietary information of the Company and each subsidiary of the Company. By way of illustration but not limitation, “Proprietary Information” includes (a) inventions, mask works, trade secrets, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques (hereinafter collectively referred to as “Inventions”); (b) information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of other employees of the Company, its subsidiaries and affiliates.
     2.   Third Party Information. I understand that the Company has received and in the future will receive from third parties confidential or proprietary information (“Third Party Information”) which the Company is required to keep confidential and use only for certain limited purposes. During the term of my employment and thereafter, I will hold Third Party Information in the strictest confidence and will not disclose (to anyone other than Company personnel who need to know such information in connection with their work for the Company) or use, except in connection with my work for the Company, Third Party Information unless authorized in writing by an officer of the Company.
     3.   Assignment of Inventions.
     (a)   I hereby assign to the Company all my right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto) whether or not patentable or registrable under copyright or similar statutes, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the period of my employment with the Company. I recognize that this Agreement does not require assignment of any invention which qualifies fully for protection under Section 30 of Republic Act No. 8293 (hereinafter “RA 8293”), An Act Prescribing the Intellectual Property Code and Establishing the Intellectual Property Office, Providing for Its Powers and Functions, and for Other Purposes of the Republic of the Philippines:
     (b)   I also assign to or as directed by the Company all my right, title and interest in and to any and all Inventions, full title to which is required to be in the Republic of the Philippines by a contract between the Company and the Republic of the Philippines or any of its agencies.
Expedia & PeopleSupport Contact Center Services Agreement

     4.   Enforcement of Proprietary Rights. I will assist the Company in every proper way to obtain and from time to time enforce Republic of the Philippines and foreign Proprietary Rights relating to Inventions assigned to or as directed by the Company in paragraph 3 (hereinafter “Company Inventions”) in any and all countries. I will execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as the Company may reasonably request for use in applying for, obtaining, perfecting and enforcing such Proprietary Rights and the assignment thereof. In addition, I will execute, verify and deliver assignments of such Proprietary Rights to the Company or its designee. My obligation to assist the Company with respect to Proprietary Rights will survive the termination of my employment, but the Company will compensate me at a reasonable rate after my termination for my time actually spent at the Company’s request on such assistance.
     If the Company is unable for any reason, after reasonable effort, to secure my signature on any document as described in the preceding paragraph, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act on my behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph, with the same legal force and effect as if executed by me. I hereby waive and quitclaim to the Company any and all claims which I now or may hereafter have for infringement of any Proprietary Rights assigned hereunder to the Company.
     5.   Obligation To Keep Company Informed. During my employment, I will promptly disclose to the Company fully and in writing and will hold in trust for the sole right and benefit of the Company any and all Inventions. After termination of my employment, I will disclose all patent applications filed by me within a year after termination of employment. At the time of each such disclosure, I will advise the Company in writing of any Inventions that I believe fully qualify for protection under RA 8293; and I will provide to the Company in writing all evidence necessary to substantiate that belief. I understand that the Company will keep in confidence and will not disclose to third parties without my consent any proprietary information disclosed in writing to the Company pursuant to this Agreement relating to Inventions that qualify fully for protection under the provisions of RA 8293.
     6.   Prior Inventions. Any Inventions which I made prior to my employment with the Company are excluded from the scope of this Agreement. To avoid any uncertainty, I have set forth on Exhibit A a complete list of all Inventions that I have, alone or jointly with others, conceived, developed or reduced to practice prior to my employment with the Company, that I consider to be my property or the property of third parties and that I wish to exclude from the scope of this Agreement. If disclosure of any such Invention on Exhibit A would cause me to violate any prior confidentiality agreement, I understand that I am not to list such Inventions in Exhibit A but am to indicate on Exhibit A that all Inventions have not been listed for that reason.
     7.   Additional Activities. I agree that, during my employment by the Company, I will not, without the Company’s express written consent, engage in any employment or business activity other than for the Company, and for the period of my employment by the Company and for one year after the date of termination of my employment by the Company, I will not (i) induce any employee of the Company to leave the employ of the Company or (ii) solicit the business of any client or customer of the Company (other than on behalf of the Company).
     8.   No Improper Use of Materials. During my employment by the Company, I will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person.
     9.   No Conflicting Obligation. I represent that my performance of all the terms of this Agreement does not and will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.
Expedia & PeopleSupport Contact Center Services Agreement

     10.   Return of Company Documents. When I leave the employ of the Company, I will deliver to the Company all drawings, notes, memoranda, specifications, devices, formulas and documents, together with all copies thereof, and any other material containing or disclosing any Company Inventions, Third Party Information or Proprietary Information of the Company. I agree that any property on the Company’s premises and owned by the Company, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. Prior to leaving, I will cooperate with the Company in completing and signing the Company’s termination statement for technical and management personnel.
     11.   Legal and Equitable Remedies. Because my services are personal and unique and because I may have access to and become acquainted with the Proprietary Information of the Company, the Company will have the right to enforce any provision of this Agreement by injunction, specific performance or other equitable relief, without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.
     12.   Notices. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three days after the date of mailing, or if sent by nationally recognized courier, one day after the date of delivery to such courier.
     13.   General Provisions.
     13.1   Governing Law. This Agreement will be governed by and construed according to the laws of the Republic of the Philippines.
     13.2   Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter hereof and supersedes all prior discussions between us. No modification of or amendment to this Agreement or waiver of any rights under this Agreement will be effective unless in writing signed by me and the Managing Director of the Company.
     13.3   Severability. If one or more of the provisions in this Agreement are deemed unenforceable by law, then the remaining provisions will continue in full force and effect.
     13.4   Successors and Assigns. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors and its assigns.
     13.5   Survival. The provisions of this Agreement shall survive the termination of my employment and the assignment of this Agreement by the Company to any successor in interest or other assignee.
     13.6   Employment. I agree and understand that nothing in this Agreement shall confer any right with respect to continuation of employment by the Company.
     13.7   Waiver. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right.
     This Agreement shall be effective as of the first day of my employment with the Company, namely: ____________________ ____, 2006.
     I UNDERSTAND THAT THIS AGREEMENT AFFECTS MY RIGHTS TO INVENTIONS I MAKE DURING MY EMPLOYMENT, AND RESTRICTS MY RIGHT TO DISCLOSE OR USE THE COMPANY’S PROPRIETARY INFORMATION DURING OR SUBSEQUENT TO MY EMPLOYMENT.
Expedia & PeopleSupport Contact Center Services Agreement

     I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY FILLED OUT EXHIBIT A TO THIS AGREEMENT.
     Dated: _______________, ______, 2006.

Employee Name

Address:

ACCEPTED AND AGREED TO:
PEOPLESUPPORT (PHILIPPINES), INC
By
Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT A
TO
PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
PeopleSupport (Philippines), Inc.
PeopleSupport Center
Ayala Avenue corner Gil Puyat Avenue
Makati City 1200
Philippines
Ladies and Gentlemen:
     1.   The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by PeopleSupport (Philippines), Inc. (the “Company”) that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

☐	No inventions or improvements.

☐	See below:

☐	Due to confidentiality agreements with a prior employer, I cannot disclose certain inventions that would otherwise be included on the above-described list.

☐	Additional sheets attached.
Expedia & PeopleSupport Contact Center Services Agreement

     2.   I propose to bring to my employment the following devices, materials and documents of a former employer or other person to whom I have an obligation of confidentiality that are not generally available to the public, which materials and documents may be used in my employment pursuant to the express written authorization of my former employer or such other person (a copy of which is attached hereto):

☐	No materials.

☐	See below:

☐	Additional sheets attached.

Dated: ________________ ____, 2006.

Very truly yours,

Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT I
Damages Guaranty of PeopleSupport, Inc., a Delaware Corporation
DAMAGES GUARANTY
     Guaranty (this “Guaranty”), dated as of September 29, 2006, by PeopleSupport, Inc., a Delaware corporation (“Guarantor”), in favor of Expedia, Inc., a Washington Corporation (“Expedia”).
     WHEREAS, Expedia and PeopleSupport (Philippines), Inc. have entered into a Contact Center Services Agreement (“CCSA”), such CCSA to be executed concurrently with this Guaranty;
     WHEREAS, Expedia and Guarantor contemplate Expedia entering into related agreements including schedules and statements of work (the CCSA, and such schedules and statements of work, together with any such related agreements, to be referred to as the “Covered Agreements”) with Affiliates (as defined in the CCSA) of Guarantor, including, without limitation PeopleSupport (Philippines), Inc. (together such Affiliates to be referred to as “PeopleSupport Affiliates” and each Affiliate to be referred to as a “PeopleSupport Affiliate”);
     WHEREAS, in the event any PeopleSupport Affiliate defaults in the performance of its obligations under the Covered Agreements, such PeopleSupport Affiliate may be liable to pay damages to Expedia, subject to the terms and conditions and limitations of liability contained in the Covered Agreements;
     WHEREAS, to induce Expedia to enter into the Covered Agreements with PeopleSupport Affiliates, Guarantor has agreed to execute and deliver this Guaranty;
     NOW, THEREFORE, for value received, Guarantor hereby agrees with Expedia as follows:
1.   Damages. As used herein, “Damages” means the liability of PeopleSupport Affiliates under the Covered Agreements or arising out of or related to the services performed thereunder to pay monetary damages to Expedia or Expedia’s affiliate, in accordance with the terms of the Covered Agreements, including, without limitation, any payments due under the indemnity provisions thereof, and subject to the limitations of liability contained therein.
2.   Damages Guaranty. Guarantor hereby guarantees to Expedia the full and punctual payment when due of all of the Damages, subject to the limitations of liability contained in the Covered Agreements. Should a PeopleSupport Affiliate default in the performance of its obligation to pay Damages, the obligations of Guarantor hereunder with respect to such Damages will become immediately due and payable to and for Expedia, without demand or notice of any nature, all of which are expressly waived by Guarantor; provided, that the obligations of the Guarantor with respect to such Damages will become due and demandable only after Expedia and the concerned PeopleSupport Affiliate have exhausted all remedies for dispute resolution pursuant to the Covered Agreements as contemplated by Section 21.1(a)-(d). Expedia shall then and only then be entitled to demand payment of such amounts due (including attorneys’ fees and costs that Expedia is entitled to pursuant to Article 21.3 of the CCSA) from Guarantor (with such process to also be in accordance with Article 21.1 of the CCSA to the extent necessary due to no determination by a mediator). Without limiting the foregoing, Guarantor in execution of this Guaranty hereby: (a) waives notice of acceptance of this Guaranty, notice of the occurrence of any breach by a PeopleSupport Affiliate, and, generally, all demands and notices of every kind in connection with this Guaranty; (b) waives diligence, demand of payment, all notices (whether of nonperformance, nonpayment, protest or otherwise) with respect to the Covered Agreements, and all rights to require Expedia to (i) proceed against the subject PeopleSupport Affiliate; (ii) proceed against or exhaust any other security for the obligations of the subject PeopleSupport Affiliate; or (iii) pursue any other remedy it may now or hereafter have against the subject PeopleSupport Affiliate; (c) waives (i) any defenses based upon any legal disability or other defense of the subject PeopleSupport Affiliate, any other guarantor or other person, and (ii) any right of subrogation it may have by reason of its performance hereunder until the guaranteed obligations are fulfilled; (d) agrees that the Covered Agreements may be extended or otherwise modified
Expedia & PeopleSupport Contact Center Services Agreement

and any provision may be waived in accordance with the terms of such agreements and without prior notice to or the consent of Guarantor; and (e) agrees that all obligations shall be held by Guarantor in trust for Expedia and at Expedia’s request paid to Expedia (payment to be subject to the same dispute resolution process from the CCSA referenced earlier in this paragraph). It is specifically understood by Guarantor that its liability hereunder shall continue unaffected even in the event of bankruptcy of any PeopleSupport Affiliate or the transfer or assignment by Expedia of its interest in the Covered Agreements, Provided, that, in case of a transfer or assignment (other than in the bankruptcy context) by Expedia of its interests in the Covered Agreements, all necessary consents and approvals from the concerned PeopleSupport Affiliate have been obtained as provided in the Covered Agreements. Except as provided in the Covered Agreements, in no event shall Guarantor’s obligations under this Guaranty extend to Expedia Affiliates and Third Party Beneficiaries. Except for payment of attorney’s fees as provided in Section 10 below, in no event shall Guarantor’s liability under this Guaranty be larger in amount or more burdensome than that of PeopleSupport Affiliates cumulatively under the Covered Agreements. While Guarantor shall be financially responsible for all PeopleSupport Affiliates’ financial obligations as described herein, in no event shall Guarantor be liable for performance of PeopleSupport Affiliates’ service obligations.
3.   Further Assurances. Guarantor acknowledges and confirms that Guarantor has established its own means of obtaining from its PeopleSupport Affiliates on a continuing basis all information desired by Guarantor concerning the Covered Agreements and the performance thereof and the transactions contemplated thereby, and that Guarantor will look to PeopleSupport Affiliates and not to Expedia in order for Guarantor to keep adequately informed of changes in or status of the Covered Agreements and such performance and transactions.
4.   Termination. This Guaranty will remain in full force and effect until the termination or expiration of the later of (i) the CCSA or (ii) the last active Covered Agreement (including any Transition Assistance Period).
5.   Successors and Assigns. This Guaranty shall be binding upon Guarantor, its successors and assigns. Neither party may assign or otherwise transfer this Guaranty without the consent of the other party, provided, however, Expedia may assign this Guaranty or its rights hereunder to any assignee under the Covered Agreements. No person, corporation or other entity may rely upon this Guaranty other than Expedia and its permitted successors and assigns.
6.   Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall be effective unless the same shall be in writing and signed by an authorized officer of Expedia, in Expedia’s sole discretion. No failure on the part of Expedia to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
7.   Notices. All notices or communications to the Guarantor shall be in writing and shall be directed by registered or certified mail, return receipt requested, or overnight delivery service to:
PeopleSupport, Inc.
1100 Glendon Avenue, Suite 1250
Los Angeles, CA 90024
Attention: General Counsel
or such other address as the Guarantor shall from time to time specify, in writing, to Expedia.
All notices or communications to Expedia shall be in writing and shall be directed by registered or certified mail, return receipt requested, or overnight delivery service to:
Expedia, Inc.
3150 139th Avenue SE
Expedia & PeopleSupport Contact Center Services Agreement

Bellevue, WA 98005
Attention: General Counsel
or such other address as Expedia shall from time to time specify, in writing, to the Guarantor.
8.   Governing Law. This Guaranty will be interpreted, construed and enforced in all respects in accordance with the laws of the State of Washington, without reference to its choice of law principles to the contrary. Guarantor will not commence or prosecute any action, suit, proceeding or claim arising out of or related to this Agreement other than in the state or federal courts located in the King County, State of Washington. Expedia will not commence or prosecute any action, suit, proceeding or claim arising out of or related to this Agreement other than in the state or federal courts located in Los Angeles County, State of California. Each party hereby irrevocably consents to the jurisdiction and venue of such courts in connection with any such action, suit, proceeding or claim.
9.   Miscellaneous. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined. This Guaranty sets forth the complete agreement of the parties concerning the subject matter hereof and supersedes all prior negotiations, representations, agreements, statements, promises, and understandings between the parties with respect to the subject matter hereof, whether oral or written.
10.   Attorneys’ Fees and Costs. In the event of any litigation or other proceeding (including any suit, arbitration or mediation) brought to enforce any right or remedy or interpret or otherwise arising under this Guaranty, the substantially prevailing party in such litigation or other proceeding shall be entitled to recover its costs, including (i) reasonable attorneys’ fees, including without limitation, costs and fees incurred in preparation therefor, (ii) fees and costs incurred on appeal, (iii) fees and costs incurred as a result of any re-trial or re-hearing thereof on appeal, (iv) fees and costs incurred in connection with any bankruptcy or similar action, and/or (v) any collection costs and expenses.
EXECUTED and delivered as of the date first above written.

PEOPLESUPPORT, INC.,
By:	/s/ Caroline Rook
Name:	Caroline Rook
Title:	CFO
Date:	September 29, 2006
Acknowledged and Accepted:

Expedia, Inc.
By:	/s/ Angela Blackburn
Name:	Angela Blackburn
Title:	SVP Business Ops
Date:	September 25, 2006
Expedia & PeopleSupport Contact Center Services Agreement

EXHIBIT J
Expedia, Inc. Standard Form of Non-Disclosure Agreement
EXPEDIA, INC.
NON-DISCLOSURE AGREEMENT
(STANDARD RECIPROCAL)
This Non-Disclosure Agreement (the “Agreement”) is made and entered into as of ________________________ (“Effective Date”) by and between Expedia, Inc., a Washington corporation (“Expedia”), and ___________________________, a/an ________________________, ________________________(“Company”). Expedia and Company agree as follows:
1.   Confidential Information.
     (a) “Confidential Information” means nonpublic information that (i) a Disclosing Party designates as being confidential to a Receiving Party, (ii) under the circumstances surrounding disclosure should be treated as confidential by the Receiving Party, or (iii) by reason of its nature would be treated as confidential by a reasonable Receiving Party, which would include, without limitation, trade secrets. “Confidential Information” includes, without limitation, information in tangible or intangible form relating to and/or including released or unreleased Disclosing Party software or hardware products, the marketing or promotion of any Disclosing Party product, Disclosing Party’s business policies or practices, and information received from others that Disclosing Party is obligated to treat as confidential.
     (b) Confidential Information shall not include any information, however designated, that: (i) is or subsequently becomes publicly available without Receiving Party’s breach of any obligation owed Disclosing Party; (ii) became known to Receiving Party prior to Disclosing Party’s disclosure of such information to Receiving Party pursuant to the terms of this Agreement; (iii) became known to Receiving Party from a source other than Disclosing Party other than by the breach of an obligation of confidentiality owed to Disclosing Party; (iv) is independently developed by Receiving Party; or (v) constitutes Feedback (as defined in Section 5 of this Agreement).
     (c) Except as otherwise indicated in this Agreement, (i) the term “Disclosing Party” means a party to this Agreement and any of its Affiliates that furnish nonpublic information to the other party or its Affiliates, (ii) the term “Receiving Party” means a party to this Agreement and any of its Affiliates that receive nonpublic information from the other party or its Affiliates, and (iii) the term “Affiliate” means any person, partnership, joint venture, corporation or other form of enterprise, domestic or foreign, including but not limited to subsidiaries, that directly or indirectly, control, are controlled by, or are under common control with a party to this Agreement.
2.   Obligations regarding Confidential Information.
     (a) Receiving Party shall not disclose any Confidential Information to third parties for five (5) years following the date that Disclosing Party first discloses such Confidential Information to Receiving Party, except that Receiving Party may disclose such Confidential Information: (i) to its employees, directors, Affiliates, advisors, potential bidding partners, financing sources, interns, agents, independent contractors and consultants on a need-to-know basis, provided that Receiving Party has executed appropriate written agreements with each such individual or entity sufficient to enable compliance with all the provisions of this Agreement; or (ii) in accordance with a judicial or other governmental order, provided Receiving Party shall give Disclosing Party reasonable opportunity to seek a protective order or equivalent, or obtain written assurance from the applicable judicial or governmental entity that it will afford the Confidential Information the highest level of protection afforded under applicable law or regulation.
     (b) Receiving Party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own Confidential Information, but no less than reasonable care, to keep confidential the Confidential Information of the Disclosing Party.
     (c) Receiving Party agrees not to disclose, reproduce, summarize and/or distribute the Confidential Information of the Disclosing Party except in pursuance of Receiving Party’s business relationship with Disclosing Party, and only as otherwise provided hereunder.
     (d) Receiving Party agrees not to reverse engineer, decompile or disassemble any software disclosed by Disclosing Party to Receiving Party under the terms of this Agreement, except as expressly permitted by applicable law.
     (e) Receiving Party shall notify the undersigned Disclosing Party immediately upon discovery of any unauthorized use or disclosure of Confidential Information, or any other breach of this Agreement by Receiving Party and its employees, interns, agents, independent contractors and consultants, and will cooperate with Disclosing Party in every reasonable way to help Disclosing Party regain possession of the Confidential Information and prevent its further unauthorized use or disclosure.
     (f) Receiving Party shall, at Disclosing Party’s request, return all originals, copies, reproductions and summaries of Confidential Information and other tangible materials and devices provided to the Receiving Party as Confidential Information, or at Disclosing Party’s option, certify destruction of the same. Notwithstanding anything to contrary in this Section 2(f), the parties shall not be obligated to erase Confidential Information that is contained in an archived computer system backup that was made in accordance with a party’s security and/or
Expedia & PeopleSupport Contact Center Services Agreement

disaster recovery procedures; provided, however, that any such Confidential Information contained in such archived computer system backup shall be subject to the terms and conditions of this Agreement.
3.   Remedies. The parties acknowledge that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that Disclosing Party shall be entitled, without waiving any other rights or remedies, to seek such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.
4. Miscellaneous.
     (a) All Confidential Information is and shall remain the property of Disclosing Party. By disclosing Confidential Information to Receiving Party, Disclosing Party does not grant any express or implied right to Receiving Party to or under any patents, copyrights, trademarks, or trade secret information except as otherwise provided herein. Disclosing Party reserves without prejudice the ability to protect its rights under any such patents, copyrights, trademarks, or trade secrets except as otherwise provided herein.
     (b) In the event that the Disclosing Party provides any computer software and/or hardware to the Receiving Party as Confidential Information under the terms of this Agreement, such computer software and/or hardware may only be used by the Receiving Party for evaluation and providing Feedback (as defined in Section 5 of this Agreement) to the Disclosing Party. Unless otherwise agreed by the Disclosing Party and the Receiving Party, all such computer software and/or hardware is provided “AS IS” without warranty of any kind, and Receiving Party agrees that Disclosing Party shall not be liable for any damages whatsoever arising from or relating to Receiving Party’s use or inability to use such software and/or hardware.
     (c) The parties agree to comply with all applicable international and national laws that apply to (i) any Confidential Information, or (ii) any product (or any part thereof), process or service that is the direct product of the Confidential Information, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments.
     (d) The terms of confidentiality under this Agreement shall not be construed to limit either the Disclosing Party or the Receiving Party’s right to independently develop or acquire products without use of the other party’s Confidential Information. Further, the Receiving Party shall be free to use for any purpose the residuals resulting from access to or work with Disclosing Party’s Confidential Information, provided that the Receiving Party shall not disclose the Confidential Information except as expressly permitted pursuant to the terms of this Agreement. The term “residuals” means information which is retained in memory by persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. The Receiving Party shall not have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. However, this sub-paragraph shall not be deemed to grant to the Receiving Party a license under the Disclosing Party’s copyrights or patents.
     (e) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. None of the provisions of this Agreement shall be deemed to have been modified or waived by any act or acquiescence on the part of Disclosing Party, the Receiving Party, their agents, or employees, but only by an instrument in writing signed by an authorized employee of Disclosing Party and the Receiving Party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision(s) or of the same provision on another occasion.
     (f) If either Disclosing Party or the Receiving Party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees. This Agreement shall be construed and controlled by the laws of the State of New York without giving effect to its conflict of laws principles to the contrary. Each party consents to the exclusive jurisdiction and venue in the federal court district in the state where, (a) in the case where Expedia is a named party, the principal executive offices of Expedia are located, or (b) in the case where an Affiliate of Expedia is a named party but Expedia is not also a named party, the applicable principal executive offices of such Affiliate are located. If no federal subject matter jurisdiction exists, then the parties consent to the exclusive jurisdiction and venue in the proper court of the county and state where the applicable executive offices are located. Both parties waive all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on either party in the manner authorized by applicable law or court rule.
     (g) This Agreement shall be binding upon and inure to the benefit of each party’s respective successors and lawful assigns; provided, however, that neither party may assign this Agreement (whether by operation of law, sale of securities or assets, merger or otherwise), in whole or in part, without the prior written approval of the other party. Any attempted assignment in violation of this Section shall be void. The parties acknowledge and agree that all Affiliates of each party hereto are express third party beneficiaries of the provisions of this Agreement, and that such Affiliates will be entitled to directly enforce all such provisions hereof against the other party as if it were a party hereto.
     (h) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.
Expedia & PeopleSupport Contact Center Services Agreement

     (i) Either party may terminate this Agreement with or without cause upon ninety (90) days prior written notice to the other party. All sections of this Agreement relating to the rights and obligations of the parties concerning Confidential Information disclosed during the term of the Agreement shall survive any such termination.
5.   Suggestions and Feedback
     The Receiving Party may from time to time provide suggestions, comments or other feedback (“Feedback”) to the Disclosing Party with respect to Confidential Information provided originally by the Disclosing Party. Both parties agree that all Feedback is and shall be given entirely voluntarily. Feedback, even if designated as confidential by the party providing the Feedback, shall not, absent a separate written agreement, create any confidentiality obligation for the party receiving the Feedback. Furthermore, except as otherwise provided herein or in a separate subsequent written agreement between the parties, the party receiving such Feedback shall be free to use, disclose, reproduce, license or otherwise distribute, and exploit the Feedback provided to it as it sees fit, entirely without obligation or restriction of any kind on account of intellectual property rights or otherwise.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

COMPANY NAME & ADDRESS	EXPEDIA, INC.
3150 139th Avenue SE
Bellevue, WA 98005
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Expedia & PeopleSupport Contact Center Services Agreement